______________________________________________________________________________________________________________________

                               BEAR STEARNS ASSET-BACKED SECURITIES I LLC,
                                               as Depositor

                                         NATIONSTAR MORTGAGE LLC,
                                               as Servicer

                               NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1,
                                            as Issuing Entity

                                          WELLS FARGO BANK, N.A.
                        as Master Servicer, Securities Administrator and Custodian
                                                   and

                                           THE BANKOF NEW YORK,
                                           as Indenture Trustee

                                      _______________________________

                                       SALE AND SERVICING AGREEMENT

                                        Dated as of July 12, 2007

                                      _______________________________

                                              Mortgage Loans

                                Newcastle Mortgage Securities Trust 2007-1

______________________________________________________________________________________________________________________

                                            TABLE OF CONTENTS

                                                                                                               Page

                                                ARTICLE I

                                               DEFINITIONS

   Section 1.01.      Definitions.................................................................................2
   Section 1.02.      Other Definitional Provisions...............................................................2
   Section 1.03.      Interest Calculations.......................................................................2

                                                ARTICLE II

                                      REPRESENTATIONS AND WARRANTIES

                                               ARTICLE III

                              ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

   Section 3.05.      No Contractual  Relationship Between  Sub-Servicers,  the Indenture Trustee
                      or the Noteholders.........................................................................18
   Section 3.06.      Assumption  or  Termination  of  Sub-Servicing  Agreements by the Indenture

   Section 3.14.      Maintenance  of Hazard  Insurance  and Errors and  Omissions  and  Fidelity

   Section 3.19.      Reports to the  Securities  Administrator  and Others;  Collection  Account

   Section 3.26.      Obligations  of the  Servicer  in Respect  of  Mortgage  Rates and  Monthly

   Section 3.35.      Documents,  Records and Funds in Possession  of Master  Servicer To Be Held

   Section 3.38.      Obligation  of the  Master  Servicer  in  Respect  of  Prepayment  Interest

                                                ARTICLE IV

                           REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING

                                                ARTICLE V

                                      THE SERVICER AND THE DEPOSITOR

   Section 5.01.      Liability of the Servicer, Master Servicer and the Depositor...............................62
   Section 5.02.      Merger or  Consolidation  of, or  Assumption  of the  Obligations  of,  the

                                                ARTICLE VI

                                                 DEFAULT

                                               ARTICLE VII

                                         MISCELLANEOUS PROVISIONS

                                               ARTICLE VIII

                                       DUTIES OF THE ADMINISTRATOR

EXHIBITS

Exhibit A         Form of Assignment Agreement
Exhibit B         Mortgage Loan Schedule
Exhibit C         Form of Request for Release
Exhibit D-1       Form of Custodian's Initial Certification
Exhibit D-2       Form of Custodian's Final Certification
Exhibit E         Form of Lost Note Affidavit
Exhibit F         Form of Power of Attorney
Exhibit G-1       Form of Certification to Be Provided by the Servicer with Form 10-K
Exhibit G-2       Form of Certification to Be Provided to the Servicer by the Securities Administrator
Exhibit H         Servicing Criteria
Exhibit I         Form 10-D, Form 8-K and Form 10-K Reporting Responsibility
Exhibit J         Standard File Layout-Scheduled/Scheduled
Exhibit K         Standard File Layout- Delinquency Reporting
Exhibit L         Calculation of Realized Loss/Form 332
Exhibit M         Additional Disclosure Notification

                  This Sale and Servicing  Agreement,  dated as of July 12, 2007 (the "Agreement"),  among
Bear Stearns Asset Backed  Securities I LLC., as depositor (the  "Depositor" ),  Nationstar  Mortgage LLC, as servicer (the "Servicer"),  Newcastle Mortgage  Securities Trust 2007-1 (the "Issuing  Entity"),  Wells
Fargo bank, N.A., as master servicer and securities  administrator  (the "Master Servicer" and "Securities
Administrator") and The Bank of New York, as indenture trustee (the "Indenture Trustee").

                                     W I T N E S S E T H   T H A T :

                  WHEREAS,  pursuant to the terms of the Assignment Agreement,  the Depositor will acquire the Mortgage Loans;

                  WHEREAS,  the Depositor  will create  Newcastle  Mortgage  Securities  Trust  2007-1,  a
Delaware statutory trust;

                  WHEREAS,  pursuant  to the terms of this Sale and  Servicing  Agreement,  the  Depositor will  convey the  Mortgage  Loans and all of its rights  under the  Assignment  Agreement  to the  Issuing
Entity in exchange for the Notes and the Certificates (as defined below);

                  WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuing  Entity will issue and transfer to or at the direction of the Depositor, the Certificates;

                  WHEREAS,  pursuant  to the terms of the  Indenture  the  Issuing  Entity will pledge the
Mortgage Loans and issue the Notes and the Certificates; and

                  WHEREAS,  pursuant to the terms of this Sale and Servicing Agreement,  the Servicer will service the Mortgage Loans set forth on the Mortgage Loan Schedule  attached  hereto as Exhibit B directly or through one or more Sub-Servicers;

NOW,  THEREFORE,  in consideration of the mutual covenants herein  contained,  the parties hereto agree as follows:

                                                ARTICLE I

                                               DEFINITIONS

                  Section 1.01.     Definitions.

                  For all purposes of this Sale and  Servicing  Agreement,  except as otherwise  expressly provided herein or unless the context otherwise  requires,  capitalized terms not otherwise defined herein shall  have the  meanings  assigned  to such  terms in the  Definitions  contained  in  Appendix  A to the
Indenture which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

                  Section 1.02.     Other Definitional Provisions.

                  (a)      All terms defined in this Sale and Servicing  Agreement  shall have the defined meanings  when  used in any  certificate  or other  document  made or  delivered  pursuant  hereto  unless otherwise defined therein.

                  (b)      As used in this Sale and Servicing  Agreement and in any  certificate  or other document  made or  delivered  pursuant  hereto or thereto,  accounting  terms not defined in this Sale and
Servicing  Agreement or in any such certificate or other document,  and accounting terms partly defined in this Sale and  Servicing  Agreement  or in any such  certificate  or other  document,  to the  extent  not
defined,   shall  have  the  respective  meanings  given  to  them  under  generally  accepted  accounting principles.  To the extent that the definitions of accounting  terms in this Sale and Servicing  Agreement or in any such  certificate  or other  document  are  inconsistent  with the  meanings of such terms under generally accepted accounting  principles,  the definitions contained in this Sale and Servicing Agreement or in any such certificate or other document shall control.

                  (c)      The words  "hereof,"  "herein,"  "hereunder"  and words of similar  import when used in this Sale and  Servicing  Agreement  shall refer to this Sale and  Servicing  Agreement as a whole and not to any particular provision of this Sale and Servicing  Agreement;  Section and Exhibit references contained  in this Sale and  Servicing  Agreement  are  references  to Sections and Exhibits in or to this
Sale and Servicing  Agreement unless otherwise  specified;  and the term "including" shall mean "including without limitation".

                  (d)      The definitions  contained in this Sale and Servicing  Agreement are applicable to the  singular as well as the plural  forms of such terms and to the  masculine  as well as the feminine and neuter genders of such terms.

                  (e)      Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to time  amended,  modified  or  supplemented  and  includes  (in the case of  agreements  or instruments) references to all attachments thereto and instruments  incorporated therein;  references to a
Person are also to its permitted successors and assigns.

                  Section 1.03.     Interest Calculations.

                  All  calculations  of  interest  hereunder  that  are  made  in  respect  of the  Stated
Principal  Balance of a Mortgage  Loan shall be made on the basis of a 360-day year  consisting  of twelve
30-day months, notwithstanding the terms of the related Mortgage Note and Mortgage.

                                                ARTICLE II

                                      REPRESENTATIONS AND WARRANTIES

                  Section 2.01.     Conveyance of Mortgage Loans.

                  The Depositor,  concurrently  with the execution and delivery hereof,  does hereby sell, transfer,  assign,  set over and otherwise  convey to the Issuing  Entity as of the Closing Date,  without recourse,  and for the benefit of the  Noteholders,  all the right,  title and interest of the  Depositor, including  any security  interest  therein for the benefit of the  Depositor,  in and to (i) each Mortgage
Loan identified on the Mortgage Loan Schedule,  including the related Cut-off Date Principal Balance,  all interest  accruing  thereon on and after the Cut-off Date and all  collections  in respect of interest and principal  due after the Cut-off Date;  (ii) property  which secured each such Mortgage Loan and which has been  acquired  by  foreclosure  or deed in lieu of  foreclosure;  (iii)  its  interest  in any  insurance policies in respect of the Mortgage Loans;  (iv) the rights of the Depositor under the Purchase  Agreement
(as assigned to the Depositor  pursuant to the terms of the  Assignment  Agreement);  and (v) all proceeds of any of the  foregoing.  Such  sale  includes  all  interest  and  principal  due and  collected  by the
Depositor or the Servicer  after the Cut-off Date with  respect to the Mortgage  Loans.  In  consideration of the sale to it of such  property,  the Issuing Entity shall deliver to or at the order of the Depositor the Notes and the Certificates.

                  In connection with such sale,  transfer,  and  assignment,  the Depositor shall instruct the  Seller to  deliver  to and  deposit  with the  Custodian,  on behalf of the  Indenture  Trustee,  the following documents or instruments with respect to each Original Mortgage Loan so sold,  transferred,  and assigned, the following documents or instruments (with respect to each Mortgage Loan, a "Mortgage File"):

                           (i)      the original  Mortgage  Note,  endorsed  either (A) in blank or (B) in the  following  form:  "Pay to the order of The Bank of New York, as Indenture  Trustee,  without recourse" or with respect to any lost  Mortgage  Note, an original  Lost Note  Affidavit  stating that the original  mortgage note was lost,  misplaced or  destroyed,  together with a copy of the related mortgage note;  provided,  however,  that such  substitutions of Lost Note Affidavits for original  Mortgage  Notes may occur only with respect to Mortgage  Loans,  the aggregate  Cut-off
         Date  Principal  Balance  of which is less than or equal to 1.00% of the Pool  Balance  as of the
         Cut-off Date;

                           (ii)     the original  Mortgage (noting the presence of the MIN of the Mortgage
         Loan and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM
         Loan), with evidence of recording  thereon,  and the original recorded power of attorney,  if the
         Mortgage was executed  pursuant to a power of attorney,  with  evidence of recording  thereon or, if such  Mortgage  or power  of  attorney  has  been  submitted  for  recording  but has not been returned  from  the  applicable  public  recording  office,  has  been  lost or is not  otherwise available,  a copy of such Mortgage or power of attorney,  as the case may be,  certified to be a true and complete copy of the original submitted for recording;

                           (iii)    unless  the  Mortgage  Loan is  registered  on the  MERS®  System,  an original  Assignment,  in form and substance  acceptable  for  recording.  The Mortgage  shall be assigned  either  (A) in blank or (B) to "The Bank of New York,  as  Indenture  Trustee,  without recourse";

                           (iv)     an  original  of any  intervening  assignment  of  Mortgage  showing a complete  chain of  assignments  (or to MERS if the  Mortgage  Loan is  registered  on the  MERS®
         System and noting the presence of MIN);

                           (v)      the original or a certified copy of lender's title  insurance  policy;
         and

                           (vi)     the  original  or copies  of each  assumption,  modification,  written assurance or substitution agreement, if any.

                  The  Depositor  herewith  also  delivers to the  Custodian,  on behalf of the  Indenture
Trustee, an executed copy of the Assignment Agreement and the Purchase Agreement.

                  If any of the documents  referred to in Section 2.01(ii),  (iii) or (iv) above has as of the Closing Date been  submitted for  recording  but either (x) has not been returned from the  applicable public  recording  office or (y) has been lost or such public  recording  office has retained the original of such  document,  the  obligations  of the  Depositor to instruct  the Seller to deliver such  documents shall be deemed to be satisfied  upon (1) delivery to the Custodian,  on behalf of the Indenture  Trustee, no later than the Closing Date, of a copy of each such  document  certified by the  Originator in the case of (x)  above  or the  applicable  public  recording  office  in the  case of (y)  above  to be a true and complete  copy of the original  that was  submitted for recording and (2) if such copy is certified by the
Originator,  delivery to the Custodian, on behalf of the Indenture Trustee,  promptly upon receipt thereof of either the original or a copy of such document  certified by the applicable  public recording office to be a true and complete  copy of the  original.  If the original  lender's  title  insurance  policy,  or a certified  copy  thereof,  was not  delivered  pursuant to Section  2.01(v)  above,  the  Depositor  shall instruct  the Seller to deliver or cause to be  delivered  to the  Custodian,  on behalf of the  Indenture
Trustee,  the original or a copy of a written  commitment or interim binder or preliminary report of title issued by the title  insurance  or escrow  company,  with the  original or a certified  copy thereof to be delivered to the  Custodian,  on behalf of the  Indenture  Trustee,  promptly  upon receipt  thereof.  The
Servicer or the  Depositor  shall  deliver or cause to be  delivered  to the  Custodian,  on behalf of the
Indenture  Trustee,  promptly upon receipt thereof any other  documents  constituting a part of a Mortgage
File received with respect to any Mortgage  Loan,  including,  but not limited to, any original  documents evidencing an assumption or modification of any Mortgage Loan.

                  Upon discovery or receipt of notice of any materially  defective  document in, or that a document is missing  from, a Mortgage  File,  the  Custodian,  on behalf of the Indenture  Trustee,  shall promptly  notify the Seller and the  Originator  of such defect or missing  document  and request that the
Originator  deliver such missing  document or cure such defect within 15 days from the date the Originator was  notified of such  missing  document or defect,  and if the  Originator  does not deliver such missing document or cure such defect in all material  respects  during such period,  the  Custodian,  on behalf of the  Indenture  Trustee,  shall notify the Seller and the  Originator  of the  Originator's  obligation to repurchase  such  Mortgage  Loan  from  the  Trust on or prior to the  Determination  Date  following  the expiration of such 15 day period  (subject to Section  2.03(e));  provided  that,  in connection  with any such breach that could not  reasonably  have been cured within such 15 day period,  if the  Originator has commenced  to cure such breach  within such 15 day period,  the  Originator  shall be permitted to proceed thereafter  diligently and  expeditiously to cure the same within any additional period provided under the
Assignment Agreement.

                  Except with respect to any Mortgage  Loan for which MERS is  identified on the Mortgage, the Servicer  shall cause the  Assignments  with respect to any  Mortgage  Loan located in Maryland  which were  delivered in blank to be completed  and recorded.  In the event that any such  Assignment is lost or returned  unrecorded  because of a defect therein,  the Servicer or the Custodian via the Exception Report
shall  notify the  Originator  of its  obligations  under the  Assignment  Agreement  to  promptly  have a substitute  Assignment  prepared or have such defect cured, as the case may be, and thereafter  cause each such Assignment to be duly recorded.

                  For  administrative  convenience  and  facilitation  of servicing and to reduce  closing costs,  the  Assignments  of Mortgage  shall not be required to be submitted  for  recording  (except with respect to any Mortgage Loan located in Maryland)  unless the Servicer  receives  written notice that such failure to record would  result in a withdrawal  or a  downgrading  by any Rating  Agency of the rating on any Class of Notes;  provided,  however,  each  Assignment,  except with respect to any Mortgage  Loan for which MERS is  identified  on the  Mortgage,  shall be submitted  for  recording by the  Originator in the manner  described  above,  at no expense to the Trust,  the  Depositor,  the  Custodian or the  Securities
Administrator,  upon the  earliest  to occur of: (i)  reasonable  direction  by the  Holders of 25% of the aggregate Note Balance of the Notes,  (ii) the occurrence of a Servicer  Event of  Termination,  (iii) the occurrence of a bankruptcy,  insolvency or  foreclosure  relating to the Seller and (iv) the occurrence of a servicing  transfer as  described in Section 6.02  hereof.  In addition to the  foregoing,  the Servicer shall cause each  Assignment of Mortgage to be recorded in accordance with customary  servicing  practices in order to convey,  upon  foreclosure,  the title of any Mortgaged  Property to the Trust as set forth in
Section  3.23  hereof.  The  cost of  recording  the  Assignments  shall be paid by the  Servicer  and the
Servicer shall be reimbursed for such expenses by the Trust.

                  In connection  with the assignment of any Mortgage Loan  registered on the MERS® System, the Servicer further agrees that it will request that the Depositor  cause,  within 30 Business Days after the  Closing  Date,  the MERS®  System to  indicate  that such  Mortgage  Loans have been  assigned by the
Depositor to the Indenture  Trustee in accordance  with this Sale and Servicing  Agreement for the benefit of the  Noteholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased  in accordance  with this  Agreement) in such computer  files (a) the code in the field which  identifies  the specific  Indenture  Trustee and (b) the code in the field "Pool Field" which identifies the series of the
Notes issued in connection  with such Mortgage Loans.  The Depositor  further agrees that it will not, and the Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any
Mortgage Loan during the term of this  Agreement  unless and until such Mortgage  Loan is  repurchased  in accordance with the terms of this Agreement.

                  The  Servicer  shall  forward  to the  Custodian,  on behalf of the  Indenture  Trustee, original  documents  evidencing an assumption,  modification,  consolidation  or extension of any Mortgage
Loan  entered  into in  accordance  with this  Agreement  within two weeks of their  execution;  provided, however,  that the Servicer  shall provide the Custodian  with a certified  true copy of any such document submitted  for  recordation  within two weeks of its  execution,  and shall  provide  the  original of any document  submitted  for  recordation  or a copy of such  document  certified  by the  appropriate  public recording  office to be a true and complete  copy of the original  within 365 days of its  submission  for recordation.  In the event that the  Servicer  cannot  provide a copy of such  document  certified  by the public  recording office within such 365 day period,  the Servicer shall deliver to the Custodian,  within such 365 day period,  an  Officers'  Certificate  of the  Servicer  which shall (A)  identify the recorded document,  (B) state that the recorded  document has not been  delivered to the  Custodian due solely to a delay  caused by the public  recording  office,  (C) state the amount of time  generally  required  by the applicable  recording office to record and return a document  submitted for recordation,  if known and (D)
specify the date the  applicable  recorded  document is expected to be  delivered to the  Custodian,  and, upon receipt of a copy of such  document  certified by the public  recording  office,  the Servicer  shall immediately  deliver  such  document  to the  Custodian.  In the event the  appropriate  public  recording office will not certify as to the accuracy of such  document,  the Servicer  shall  deliver a copy of such document  certified by an officer of the  Servicer to be a true and  complete  copy of the original to the
Custodian.

                  Section 2.02.     Acceptance by Custodian on behalf of Indenture Trustee.

                  Subject to the provisions of Section 2.01 and subject to the review  described  below and any  exceptions  noted on the  Exception  Report,  the  Custodian,  on  behalf  of the  Indenture  Trustee, acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets  included in the  definition of "Trust  Estate" in trust for the exclusive use and benefit of all present and future Noteholders.

                  The  Custodian,  on  behalf  of  the  Indenture  Trustee  and  for  the  benefit  of the
Noteholders,  agrees to review each  Mortgage File no later than the Closing Date (or, with respect to any document  delivered  after the Closing  Date,  within 45 days of receipt and with respect to any Qualified
Substitute Mortgage Loan, within 45 days after the assignment  thereof).  The Custodian,  on behalf of the
Indenture  Trustee and for the benefit of the  Noteholders,  further  agrees to certify to the  Depositor, the Indenture  Trustee and the Servicer in  substantially  the form attached hereto as Exhibit D-1, on the
Closing  Date (or,  with  respect to any  document  delivered  after the Closing  Date,  within 45 days of receipt and with respect to any Qualified  Substitute  Mortgage Loan,  within 45 days after the assignment thereof)  that, as to each  Mortgage  Loan listed in the Mortgage  Loan Schedule  (other than any Mortgage
Loan paid in full or any Mortgage Loan  specifically  identified in the Exception  Report annexed  thereto as not being covered by such  certification),  (i) all  documents  required to be delivered to it pursuant
Section  2.01 (other than  Section  2.01(vi))  of this  Agreement  and if  actually  delivered  to it, the documents  required  to be  delivered  to it pursuant to Section  2.01(vi)  of this  Agreement  are in its possession,  (ii) such  documents  have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its  examination of the foregoing  documents,  the  information  set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii),  (x), (xi),  (xii),  (xviii) and
(xxv),  (but only as to Gross Margin and Maximum  Mortgage Rate) of the Mortgage Loan Schedule  accurately reflects  information set forth in the Mortgage File. It is herein  acknowledged  that, in conducting such review,  the Custodian is under no duty or obligation  to inspect,  review or examine any such  documents, instruments,  certificates  or other  papers to determine  that they are  recordable  or genuine,  legally enforceable,  valid or binding or appropriate for the represented  purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                  No later than the first  anniversary date of this Agreement,  or the following  Business
Day if such first  anniversary  date is not a Business Day, the Custodian  shall deliver to the Depositor, the Indenture  Trustee and the Servicer a final  certification  in the form annexed hereto as Exhibit D-2, with any applicable exceptions noted on the Exception Report attached thereto.

                  If in the process of reviewing the Mortgage  Files and making or  preparing,  as the case may be, the certifications  referred to above, the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Custodian shall so notify the Indenture  Trustee,  the Originator,  the Depositor,  the Sponsor and the
Seller, such notification to be in the form of the exception report attached to its certification  following a review of the Mortgage Files (an "Exception Report").  In addition,  upon the discovery by the Depositor, the Master Servicer or the Servicer (or upon receipt by a Responsible  Officer of the Indenture  Trustee of
written  notification of such breach) of a breach of any of the  representations and warranties made by the
Originator in the Assignment  Agreement in respect of any Mortgage Loan which materially  adversely affects such Mortgage Loan or the interests of the related Noteholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

                  The Depositor  and the Issuing  Entity intend that the  assignment  and transfer  herein contemplated  constitute  a sale of the  Mortgage  Loans,  the  related  Mortgage  Notes  and the  related documents,  conveying good title thereto free and clear of any liens and encumbrances,  from the Depositor to the  Issuing  Entity  for the  benefit of the  Noteholders  and that such  property  not be part of the
Depositor's  estate or property of the Depositor in the event of any insolvency by the  Depositor.  In the event that such  conveyance  is deemed to be, or to be made as security  for, a loan,  the parties  intend that the  Depositor  shall be deemed to have  granted and the  Depositor  does hereby grant to the Issuing
Entity a first priority  perfected  security interest in all of the Depositor's  right, title and interest in and to the  Mortgage  Loans,  the  related  Mortgage  Notes and the  related  documents,  and that this
Agreement shall constitute a security agreement under applicable law.

                  Section 2.03.     Repurchase or Substitution of Mortgage Loans by the Originator.

                  (a) Upon discovery or receipt of written notice of any materially  defective document in, or  that a  document  is  missing  from,  a  Mortgage  File  or of the  breach  by  the  Originator  of any representation,  warranty or covenant  under the Purchase  Agreement in respect of any Mortgage  Loan which materially  adversely  affects the value of such Mortgage Loan or the interest  therein of the Noteholders, the Custodian,  on behalf of the Indenture Trustee,  shall promptly notify the Originator and the Seller of such defect,  missing document (via the Exception Report with respect to a defect, or missing document) and the party  discovering  the breach shall give prompt  written  notice of the breach to the other parties to this  Agreement and the  Originator  and the  Securities  Administrator  shall request that the  Originator deliver such missing  document or cure such defect or that the  Originator  cure such breach within 30 days from the date the Originator was notified of such missing document, defect or breach, and if the Originator does not deliver such missing  document or cure such defect or if the Originator  does not cure such breach in all material  respects  during such period,  the  Securities  Administrator,  on behalf of the Indenture
Trustee shall notify the Sponsor and the  Originator  of the  Originator's  obligation  to repurchase  such
Mortgage Loan from the Trust on or prior to the Determination  Date following the expiration of such 30 day period  (subject to Section  2.03(e));  provided  that, in  connection  with any such breach that could not reasonably  have been cured within such 30 day period,  if the Originator has commenced to cure such breach within  such 30 day  period,  the  Originator  shall be  permitted  to proceed  thereafter  diligently  and expeditiously  to cure the same within any  additional  period  provided  under the  Assignment  Agreement.
Notwithstanding  the  foregoing,  to the  extent  the price  required  to be paid by the  Originator  for a repurchased Mortgage Loan is less than the Purchase Price, the Seller, as required pursuant to the terms of the Assignment Agreement, shall pay the difference between that amount and the Purchase Price.

                  The Purchase Price for the  repurchased  Mortgage Loan shall be remitted to the Servicer for deposit in the  Collection  Account,  and the Custodian,  on behalf of the Indenture  Trustee and upon receipt of  written  certification  (in the form of a Request  for  Release  hereto as Exhibit C) from the
Servicer of such deposit,  shall  release to the  Originator  the related  Mortgage File and the Indenture
Trustee  shall  execute and deliver  such  instruments  of transfer or  assignment,  in each case  without recourse,  representation or warranty,  as the Originator shall furnish to it and as shall be necessary to vest in the  Originator  any Mortgage Loan  released  pursuant  hereto and the  Indenture  Trustee and the
Custodian  shall have no further  responsibility  with regard to such Mortgage  File (it being  understood that neither the Indenture  Trustee nor the Custodian  shall have any  responsibility  for determining the sufficiency of such assignment for its intended  purpose).  In lieu of repurchasing any such Mortgage Loan as provided  above,  the  Originator  may cause such  Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted  Mortgage Loan) and substitute  one or more Qualified  Substitute  Mortgage
Loans in the manner and subject to the limitations set forth in Section 2.03(d);  provided,  however,  the
Originator  may not  substitute  for any  Mortgage  Loan  which  breaches  a  representation  or  warranty regarding  abusive or predatory  lending  laws.  It is  understood  and agreed that the  obligation of the
Originator  to cure or to repurchase  (or to  substitute  for) any Mortgage Loan as to which a document is missing,  a material  defect in a  constituent  document  exists or as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy (other than any  indemnification  obligation of the
Originator  pursuant to the Purchase  Agreement) against the Originator  respecting such omission,  defect or breach available to the Indenture Trustee on behalf of the Noteholders.

                  In the event that the  Originator  fails to comply with any of the terms of the Purchase
Agreement,  the Indenture  Trustee,  upon notice thereof from the Securities  Administrator  or the Master
Servicer and on behalf of the  Noteholders,  shall enforce the obligations of the Originator to the extent such failure has a materially  adverse  effect on the value of such Mortgage Loan or the interest  therein of the Noteholders.

                  (b)      Within 90 days of the  earlier  of  discovery  by the  Servicer  or  receipt of notice by the  Servicer of the breach of any  representation,  warranty or  covenant of the  Servicer  set forth in Section 2.05 which  materially  and  adversely  affects the interests of the  Noteholders  in any
Mortgage  Loan,  the  Servicer  shall cure such  breach in all  material  respects.  Within 90 days of the earlier of discovery by the Master  Servicer or receipt of notice by the Master  Servicer of the breach of any  representation,  warranty or covenant of the Servicer set forth in Section 2.04 which  materially and adversely  affects the interests of the  Noteholders in any Mortgage Loan, the Master  Servicer shall cure such breach in all material respects.

                  (c)      As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified
Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator  delivering to the
Custodian on behalf of the Indenture  Trustee,  for such Qualified  Substitute  Mortgage Loan or Loans, the
Mortgage  Note,  the Mortgage and the  Assignment to the Indenture  Trustee,  and such other  documents and agreements,  with all necessary  endorsements  thereon,  as are required by Section 2.01,  together with an
Officers'  Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution  Adjustment (as described  below),  if any, in connection with such substitution.  The  Custodian,  on behalf of the  Indenture  Trustee,  shall  acknowledge  receipt for such
Qualified Substitute Mortgage Loan or Loans and, within 45 days thereafter,  shall review such documents as specified in Section 2.02 and deliver to the Depositor, the Indenture Trustee, the Seller and the Servicer,
with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit D-1, with any applicable  exceptions noted thereon.  Within one year of the date of substitution,  the Custodian,  on behalf of the Indenture Trustee,  shall deliver to the Depositor,  the
Indenture  Trustee,  the Seller and the Servicer a certification  substantially  in the form of Exhibit D-2 hereto with respect to such Qualified  Substitute  Mortgage Loan or Loans,  with any applicable  exceptions noted thereon.  Monthly  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution  are not  part  of the  Trust  and  will be  retained  by the  Originator.  For the  month  of substitution,  payments to  Noteholders  will reflect the  collections  and  recoveries  in respect of such
Deleted  Mortgage  Loan in the Due Period  preceding the month of  substitution  and the  Originator  shall thereafter  be entitled to retain all amounts  subsequently  received in respect of such  Deleted  Mortgage
Loan.  The Servicer shall give or cause to be given written  notice to the  Securities  Administrator,  who shall  forward such notice to the  Noteholders,  that such  substitution  has taken place,  shall amend the
Mortgage  Loan  Schedule  to reflect  the  removal  of such  Deleted  Mortgage  Loan from the terms of this
Agreement and the substitution of the Qualified  Substitute Mortgage Loan or Loans and shall deliver a copy of such amended  Mortgage Loan Schedule to the Indenture  Trustee,  the Securities  Administrator,  and the
Custodian.  Upon such substitution by the Originator such Qualified Substitute Mortgage Loan or Loans shall constitute  part of the Mortgage  Pool and shall be subject in all respects to the terms of this  Agreement and the Assignment Agreement,  including all applicable  representations and warranties thereof included in the Assignment Agreement as of the date of substitution.

                  (d)      For any  month  in  which  the  Originator  substitutes  one or more  Qualified
Substitute  Mortgage Loans for one or more Deleted  Mortgage Loans, the Servicer will determine the amount
(the  "Substitution  Adjustment"),  if any,  by which the  aggregate  Purchase  Price of all such  Deleted
Mortgage Loans exceeds the aggregate,  as to each such Qualified  Substitute  Mortgage Loan, of the Stated
Principal  Balance  thereof as of the date of  substitution,  together  with one month's  interest on such
Stated  Principal  Balance  at the  applicable  Mortgage  Rate.  On the  date  of such  substitution,  the
Originator  will deliver or cause to be delivered  to the Servicer for deposit in the  Collection  Account an amount  equal to the  Substitution  Adjustment,  if any,  and  Custodian,  on  behalf of the  Indenture
Trustee,  upon receipt of the related  Qualified  Substitute  Mortgage Loan or Loans and  certification by the Servicer of such deposit,  shall  release (or shall cause the Custodian to release) to the  Originator the related  Mortgage File or Files and the Indenture  Trustee shall execute and deliver such  instruments of transfer or assignment,  in each case without recourse,  representation or warranty,  as the Originator shall  deliver  to it and as shall be  necessary  to vest  therein  any  Deleted  Mortgage  Loan  released pursuant hereto.

                  Section 2.04.     Representations and Warranties Regarding the Master Servicer.

                  The Master Servicer  represents and warrants to the Issuing Entity,  the Depositor,  the
Seller, the Sponsor and the Indenture Trustee for the benefit of the Noteholders, as follows:

                           (i)      The Master Servicer is a national banking  association duly organized, validly  existing  and in good  standing  under the laws of the United  States of America and has the  corporate  power to own its assets and to transact  the  business  in which it is  currently engaged.  The Master  Servicer is duly qualified to do business as a foreign  corporation  and is in good standing in each  jurisdiction  in which the  character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material adverse effect on the business,  properties,  assets,  or condition
         (financial or other) of the Master Servicer or the validity or enforceability of this Agreement;

                           (ii)     The Master  Servicer  has the power and  authority  to make,  execute, deliver  and  perform  this  Agreement  and  all  of the  transactions  contemplated  under  this
         Agreement,  and has taken all necessary  corporate  action to authorize the  execution,  delivery and  performance of this Agreement.  When executed and delivered,  this Agreement will constitute the legal,  valid and binding  obligation of the Master  Servicer  enforceable in accordance with its terms,  except as  enforcement  of such terms may be limited  by  bankruptcy,  insolvency  or similar laws affecting the  enforcement of creditors'  rights  generally and by the  availability of equitable remedies;

                           (iii)    The Master  Servicer  is not  required  to obtain  the  consent of any other  Person or any  consent,  license,  approval or  authorization  from,  or  registration  or
         declaration  with,  any  governmental  authority,   bureau  or  agency  in  connection  with  the
         execution, delivery,  performance,  validity or enforceability of this Agreement, except for such consent, license, approval or authorization,  or registration or declaration,  as shall have been obtained or filed, as the case may be;

                           (iv)     The execution and delivery of this  Agreement and the  performance  of the  transactions  contemplated  hereby by the Master  Servicer will not violate any provision of any  existing  law or  regulation  or any order or decree of any court  applicable  to the Master
         Servicer  or any  provision  of the charter or bylaws of the Master  Servicer,  or  constitute  a material  breach of any  mortgage,  indenture,  contract or other  agreement  to which the Master
         Servicer is a party or by which the Master Servicer may be bound; and

                           (v)      No  litigation  or  administrative  proceeding of or before any court, tribunal or governmental  body is currently  pending (other than litigation with respect to which pleadings or documents have been filed with a court, but not served on the Master  Servicer),  or to the knowledge of the Master  Servicer  threatened,  against the Master  Servicer or any of its properties  or with respect to this  Agreement  or the Notes or the  Certificates  which,  to the knowledge  of the  Master  Servicer,  has a  reasonable  likelihood  of  resulting  in a material adverse effect on the transactions contemplated by this Agreement.

         The  foregoing  representations  and  warranties  shall  survive  any  termination  of the Master
Servicer hereunder.

                  Section 2.05.     Representations, Warranties and Covenants of the Servicer.

                  The Servicer  hereby  represents,  warrants and covenants to the Issuing  Entity and for the benefit of the Indenture  Trustee,  as pledgee of the Mortgage Loans and the  Noteholders,  the Master
Servicer,  the Securities  Administrator  and to the Depositor,  that as of the Closing Date or as of such date specifically provided herein:

                           (i)      The  Servicer  is  duly  organized,  validly  existing,  and  in  good standing under the laws of the  jurisdiction  of its formation and has all licenses  necessary to carry on its business as now being  conducted and is licensed,  qualified and in good standing in the states where the Mortgaged  Property is located (or is otherwise  exempt under applicable law from such  qualification)  if the laws of such state require  licensing or qualification in order to conduct  business of the type  conducted  by the Servicer or to ensure the  enforceability  or validity of each Mortgage  Loan;  the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance  herewith;  the execution,  delivery and  performance of this  Agreement  (including  all  instruments  of  transfer to be  delivered  pursuant to this
         Agreement)  and all  documents  and  instruments  contemplated  hereby  which  are  executed  and delivered by the Servicer  and the  consummation  of the  transactions  contemplated  hereby have been duly and validly authorized;  this Agreement and all documents and instruments  contemplated hereby which are executed and delivered by the Servicer,  assuming due  authorization,  execution and  delivery  by the  other  parties  hereto,  evidences  the  valid,  binding  and  enforceable obligation  of the  Servicer,  subject  to  applicable  bankruptcy,  insolvency,  reorganization, moratorium or other similar laws affecting the enforcement of creditors'  rights  generally;  and all  requisite  corporate  action has been taken by the Servicer to make this  Agreement  and all documents and  instruments  contemplated  hereby which are executed and delivered by the Servicer valid and binding upon the Servicer in accordance with its terms;

                           (ii)     The  consummation of the  transactions  contemplated by this Agreement are in the  ordinary  course of  business  of the  Servicer  and will not result in the  material breach of any term or provision of the  certificate  of  formation or limited  liability  company agreement of the Servicer or result in the breach of any term or provision  of, or conflict  with or  constitute  a default  under or result  in the  acceleration  of any  obligation  under,  any agreement,  indenture or loan or credit  agreement or other  instrument  to which the Servicer or its  property  is  subject,  or result in the  violation  of any law,  rule,  regulation,  order, judgment or decree to which the Servicer or its property is subject;

                           (iii)    The execution  and delivery of this  Agreement by the Servicer and the performance  and  compliance  with its  obligations  and  covenants  hereunder do not require the consent or approval of any  governmental  authority  or, if such consent or approval is required, it has been obtained;

                           (iv)     [Reserved];

                           (v)      The Servicer  does not  believe,  nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                           (vi)     There is no action, suit,  proceeding or investigation  pending or, to its knowledge,  threatened  against the Servicer that,  either  individually or in the aggregate,
         (A) may result in any change in the  business,  operations,  financial  condition,  properties or assets of the Servicer that might  prohibit or materially  and adversely  affect the  performance by  such  Servicer  of its  obligations  under,  or  the  validity  or  enforceability  of,  this
         Agreement,  or (B) may result in any material  impairment of the right or ability of the Servicer to carry on its business  substantially  as now  conducted,  or (C) would draw into  question the validity  or  enforceability  of  this  Agreement  or of  any  action  taken  or to be  taken  in connection with the obligations of the Servicer  contemplated  herein,  or (D) would otherwise be likely to impair  materially  the  ability of the  Servicer  to  perform  under the terms of this
         Agreement;

                           (vii)    Neither  this  Agreement  nor  any  information,   certificate  of  an
         officer,  statement furnished in writing or any report delivered to the Securities  Administrator or  Indenture  Trustee in  connection  with the  transactions  contemplated  hereby  contains any untrue statement of a material fact;

                           (viii)   The Servicer will not waive any Prepayment  Charge unless it is waived in accordance with the standard set forth in Section 3.01; and

                           (ix)     The Servicer has accurately and fully  reported,  and will continue to accurately  and fully  report on a monthly  basis,  its  borrower  credit  files for the Mortgage
         Loans to each of the three national credit repositories in a timely manner.

                  The  foregoing  representations  and  warranties  shall survive any  termination  of the
Servicer hereunder.

                  It is  understood  and agreed that the  representations,  warranties  and  covenants set forth in this  Section 2.05 shall  survive  delivery of the Mortgage  Files to the  Indenture  Trustee and
shall inure to the benefit of the Indenture Trustee,  the Depositor,  the Master Servicer,  the Securities
Administrator,  the  Noteholders  and  the  Holders  of the  Certificates.  Upon  discovery  by any of the
Depositor,  the  Servicer,  the  Master  Servicer  or the  Indenture  Trustee  of a  breach  of any of the foregoing  representations,  warranties and covenants which materially and adversely  affects the value of any Mortgage Loan,  Prepayment Charge or the interests  therein of the Noteholders,  the party discovering such breach  shall give prompt  written  notice (but in no event later than two  Business  Days  following such discovery) to the Servicer and the Indenture Trustee.  Notwithstanding the foregoing,  within 90 days of the earlier of  discovery  by the  Servicer  or receipt of notice by the  Servicer of the breach of the representation  or covenant of the Servicer set forth in Section  2.05(viii)  above which  materially  and adversely affects the interests of the Holders of the Owner Trust  Certificates in any Prepayment  Charge,
the Servicer must pay the amount of such waived Prepayment  Charge,  for the benefit of the Holders of the
Owner Trust  Certificates,  by depositing  such amount into the Collection  Account.  The foregoing  shall not,  however,  limit any remedies  available to the  Noteholders,  the Holders of the  Certificates,  the
Depositor  or the  Indenture  Trustee  on  behalf  of the  Noteholders  and,  pursuant  to the  Assignment
Agreement respecting a breach of the representations, warranties and covenants of the Originator.

                  Section 2.06.     Existence.

                  The Issuing  Entity will keep in full effect its  existence,  rights and franchises as a statutory  trust under the laws of the State of  Delaware  (unless it becomes,  or any  successor  Issuing
Entity  hereunder is or becomes,  organized  under the laws of any other state or of the United  States of
America,  in which case the Issuing Entity will keep in full effect its  existence,  rights and franchises under the laws of such other  jurisdiction)  and will obtain and preserve its qualification to do business in each  jurisdiction  in which such  qualification  is or shall be  necessary to protect the validity and enforceability of this Agreement.

                                               ARTICLE III

                              ADMINISTRATION ANDSERVICING OF MORTGAGE LOANS

                  Section 3.01.     Servicer to Act as Servicer.

                  The Servicer  shall  service and  administer  the Mortgage  Loans on behalf of the Trust and in the best  interests of and for the benefit of the  Noteholders  (as  determined  by the Servicer in its  reasonable  judgment) in accordance  with the terms of this  Agreement and the Mortgage Loans and, to the extent  consistent with such terms,  in the same manner in which it services and  administers  similar mortgage  loans for its own  portfolio,  giving due  consideration  to  customary  and usual  standards of practice of mortgage  lenders and loan servicers  administering  similar mortgage loans but without regard to:

                           (i)      any relationship that the Servicer,  any Sub-Servicer or any Affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

                           (ii)     the  ownership  or  non-ownership  of any Note by the  Servicer or any
         Affiliate of the Servicer;

                           (iii)    the Servicer's obligation to make Advances or Servicing Advances; or

                           (iv)     the  Servicer's or any  Sub-Servicer's  right to receive  compensation for its services hereunder or with respect to any particular transaction.

                  To the extent  consistent  with the  foregoing,  the Servicer (a) shall seek to maximize the timely and complete  recovery of principal and interest on the Mortgage  Notes and (b) shall waive (or permit a  Sub-Servicer  to waive) a Prepayment  Charge only under the  following  circumstances:  (i) such waiver is standard and  customary in  servicing  similar  Mortgage  Loans,  (ii) such waiver  relates to a default or a  reasonably  foreseeable  default and would,  in the  reasonable  judgment  of the  Servicer, maximize  recovery of total  proceeds  taking into  account  the value of such  Prepayment  Charge and the related  Mortgage  Loan,  (iii)  the  collection  of such  Prepayment  Charge  would  be in  violation  of applicable  laws or (iv)  such  waiver  is in  accordance  with the  Servicer's  internal  policies.  If a
Prepayment  Charge is waived as permitted by meeting the  standard  described in clause (iii) above,  then the Servicer shall make commercially  reasonable  efforts to enforce the Indenture  Trustee's rights under the  Purchase  Agreement  including  the  obligation  of the  Originator  to pay the amount of such waived
Prepayment  Charge to the  Servicer for deposit in the  Collection  Account for the benefit of the Holders of the Owner Trust  Certificates.  If the Servicer  makes a good faith  determination,  as evidenced by an
Officer's  Certificate  delivered by the Servicer to the Indenture  Trustee and the Master Servicer,  that the  Servicer's  efforts are not reasonably  expected to be successful in enforcing such rights,  it shall notify the  Indenture  Trustee and the Master  Servicer of such  failure,  and the Master  Servicer  shall notify the  Originator of its  obligation  under the Purchase  Agreement to pay to the Servicer the amount of such waived  Prepayment  Charge.  If a Prepayment Charge is waived as permitted by meeting the standard described  in clause (iv) above,  then the  Servicer  shall  deposit the amount of such waived  Prepayment
Charge in the Collection Account for the benefit of the Holders of the Owner Trust Certificates.

                  Subject  only  to  the  above-described  servicing  standards  and  the  terms  of  this
Agreement and of the Mortgage  Loans,  the Servicer shall have full power and  authority,  acting alone or through  Sub-Servicers  as  provided  in  Section  3.02,  to do or cause to be done any and all  things in connection  with such  servicing and  administration  which it may deem  necessary or  desirable.  Without limiting the generality of the foregoing,  the Servicer,  in the name of the Trust,  is hereby  authorized and empowered by the Indenture  Trustee when the Servicer  believes it appropriate in its best judgment in accordance  with the  Servicing  Standard,  to execute and  deliver,  on behalf of the Trust,  the Issuing
Entity,  the  Noteholders  and  the  Indenture  Trustee,  any  and  all  instruments  of  satisfaction  or cancellation,  or of partial or full release or  discharge,  and all other  comparable  instruments,  with respect to the Mortgage  Loans and the Mortgaged  Properties and to institute  foreclosure  proceedings or obtain a deed-in-lieu  of foreclosure  so as to convert the ownership of such  properties,  and to hold or cause to be held title to such properties,  on behalf of the Indenture  Trustee and the  Noteholders.  The
Servicer shall service and administer the Mortgage Loans in accordance with  applicable  state and federal law and shall  provide to the  Mortgagors  any  reports  required  to be  provided  to them  thereby.  The
Servicer  shall  also  comply  in the  performance  of  this  Agreement  with  all  reasonable  rules  and requirements  of each  insurer  under any  standard  hazard  insurance  policy.  Subject to Section  3.17, within  five (5) days of the  Closing  Date,  the  Indenture  Trustee  shall  execute  and  furnish to the
Servicer  and any  Sub-Servicer  any limited  powers of attorney in the form of Exhibit F hereto and other documents  necessary  or  appropriate  to  enable  the  Servicer  or any  Sub-Servicer  to carry out their servicing  and  administrative  duties  hereunder;  provided,  such  limited  powers of  attorney or other documents  shall be prepared by the Servicer and submitted to the  Indenture  Trustee for  execution.  The
Indenture  Trustee  shall not be liable for the actions by the  Servicer or any  Sub-Servicers  under such powers of attorney  and shall be  indemnified  by the  Servicer  (from its own funds  without any right of reimbursement  from the  Collection  Account),  for any costs,  liabilities  or  expenses  incurred by the
Indenture Trustee in connection with the use or misuse of such powers of attorney.

                  The Servicer  further is hereby  authorized and empowered,  on behalf of the Noteholders and the Indenture  Trustee,  in its own name or in the name of the Sub-Servicer,  when the Servicer or the
Sub-Servicer,  as the case may be,  believes  it is  appropriate  in its best  judgment  to  register  any
Mortgage  Loan on the MERS®  System,  or cause the removal from the  registration  of any Mortgage Loan on the MERS® System,  to execute and deliver,  on behalf of the Indenture  Trustee and the Noteholders or any of them,  any and all  instruments  of assignment and other  comparable  instruments  with respect to such assignment  or  re-recording  of a  Mortgage  in the name of MERS,  solely as  nominee  for the  Indenture
Trustee and its successors and assigns.  Any reasonable  expenses  incurred in connection with the actions described in the preceding  sentence or as a result of MERS  discontinuing  or becoming unable to continue operations in connection  with the MERS® System,  shall be reimbursable to the Servicer by withdrawal from the Collection Account pursuant to Section 3.11.

                  Subject to Section 3.09  hereof,  in  accordance  with the  standards  of the  preceding paragraph,  the Servicer,  on escrowed accounts,  shall advance or cause to be advanced funds as necessary for the purpose of effecting  the payment of taxes and  assessments  on the  Mortgaged  Properties,  which advances shall be Servicing  Advances  reimbursable  in the first instance from related  collections  from the  Mortgagors  pursuant to Section 3.09,  and further as provided in Section 3.11.  Any cost incurred by the  Servicer  or by  Sub-Servicers  in  effecting  the  payment of taxes and  assessments  on a Mortgaged
Property  shall not,  for the  purpose of  calculating  payments  to  Noteholders,  be added to the unpaid
Stated  Principal  Balance of the related Mortgage Loan,  notwithstanding  that the terms of such Mortgage
Loan so permit.

                  Notwithstanding  anything in this  Agreement to the contrary,  the Servicer may not make any future  advances  with  respect to a  Mortgage  Loan  (except  as  provided  in Section  4.01) and the
Servicer  shall not permit  any  modification  with  respect to any  Mortgage  Loan that would  change the
Mortgage Rate,  reduce or increase the Stated  Principal  Balance  (except for  reductions  resulting from actual  payments of principal) or change the final  maturity date on such Mortgage Loan,  (unless,  in any such case, as provided in Section  3.07,  the Mortgagor is in default with respect to the Mortgage Loan or
such  default  is,  in  the  judgment  of  the  Servicer,   reasonably   foreseeable).   In  addition  and
notwithstanding  anything in this  Agreement  to the  contrary,  neither the  Servicer  nor the  Indenture
Trustee  shall,  under any  circumstance,  be permitted to sell any Mortgage Loan (other than with respect to the exercise of an optional  redemption  pursuant to Section 8.07 of the Indenture or the repurchase of a Mortgage Loan pursuant to Section 2.03).

                  Section 3.02.     Sub-Servicing Agreements Between Servicer and Sub-Servicers.

                  (a)      The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers,  which may be Affiliates of the Servicer,  for the servicing and administration of the Mortgage Loans;  provided, however,  such  sub-servicing  arrangement  and the  terms of the  related  Sub-Servicing  Agreement  must provide for the servicing of the Mortgage  Loans in a manner  consistent  with the  servicing  arrangement contemplated  hereunder  and in  accordance  with the Servicing  Standard.  The Master  Servicer is hereby authorized  to  acknowledge,  at the  request  of the  Servicer,  any  Sub-Servicing  Agreement.  No  such acknowledgment  shall be deemed to imply that the Master Servicer has consented to any such  Sub-Servicing
Agreement,  has passed upon whether such  Sub-Servicing  Agreement  meets the  requirements  applicable to
Sub-Servicing  Agreements  set forth in this  Agreement  or has passed  upon  whether  such  Sub-Servicing
Agreement is otherwise permitted under this Agreement.

                  Each  Sub-Servicer  shall be (i) authorized to transact  business in the state or states where the related  Mortgaged  Properties it is to service are situated,  if and to the extent  required by
applicable  law  to  enable  the  Sub-Servicer  to  perform  its  obligations   hereunder  and  under  the
Sub-Servicing  Agreement  and  (ii)  a  Freddie  Mac  or  Fannie  Mae  approved  mortgage  servicer.  Each
Sub-Servicing  Agreement  must impose on the  Sub-Servicer  requirements  conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage  Loans  consistent  with the terms of this
Agreement.  The Servicer  will examine each  Sub-Servicing  Agreement  and will be familiar with the terms thereof.  The terms of any Sub-Servicing  Agreement will not be inconsistent with any of the provisions of this  Agreement.  Any variation in any  Sub-Servicing  Agreements from the provisions set forth in Section
3.08 relating to insurance or priority  requirements of Sub-Servicing  Accounts, or credits and charges to the  Sub-Servicing  Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are  conclusively  deemed to be inconsistent  with this Agreement and therefore  prohibited.  The Servicer shall  deliver to the Master  Servicer  copies of all  Sub-Servicing  Agreements,  and any  amendments  or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

                  (b)      As part of its servicing activities  hereunder,  the Servicer,  for the benefit of the Indenture  Trustee and the Noteholders,  shall enforce the obligations of each  Sub-Servicer  under the related Sub-Servicing  Agreement,  including,  without limitation,  any obligation to make advances in respect of delinquent  payments as required by a Sub-Servicing  Agreement.  Such  enforcement,  including, without  limitation,  the legal prosecution of claims,  termination of Sub-Servicing  Agreements,  and the pursuit of other  appropriate  remedies,  shall be in such form and  carried  out to such an extent and at such time as the Servicer,  in its good faith  business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Servicer shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting from such  enforcement,  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Mortgage Loans, or
(ii) from a specific  recovery of costs,  expenses or attorneys'  fees against the party against whom such enforcement is directed.

                  Section 3.03.     Successor Sub-Servicers.

                  The Servicer shall be entitled to terminate any  Sub-Servicing  Agreement and the rights and obligations of any Sub-Servicer  pursuant to any Sub-Servicing  Agreement in accordance with the terms and conditions of such  Sub-Servicing  Agreement.  In the event of termination  of any  Sub-Servicer,  all servicing  obligations of such  Sub-Servicer  shall be assumed  simultaneously by the Servicer without any act or deed on the part of such  Sub-Servicer  or the  Servicer,  and the Servicer  either  shall  service directly  the  related  Mortgage  Loans or shall  enter into a  Sub-Servicing  Agreement  with a successor
Sub-Servicer which qualifies under Section 3.02.

                  Any  Sub-Servicing  Agreement  shall  include the provision  that such  agreement may be immediately  terminated by the Servicer or the  Successor  Servicer  without fee, in  accordance  with the terms of this Agreement.

                  Section 3.04.     Liability of the Servicer.

                  Notwithstanding  any  Sub-Servicing  Agreement  or  the  provisions  of  this  Agreement relating to agreements or  arrangements  between the Servicer and a  Sub-Servicer  or reference to actions taken through a Sub-Servicer  or otherwise,  the Servicer shall remain  obligated and primarily  liable to the Indenture  Trustee and the  Noteholders for the servicing and  administering  of the Mortgage Loans in accordance  with the  provisions  of Section 3.01 without  diminution  of such  obligation or liability by virtue  of such  Sub-Servicing  Agreements  or  arrangements  or by  virtue  of  indemnification  from the
Sub-Servicer  and to the same  extent and under the same terms and  conditions  as if the  Servicer  alone were  servicing and  administering  the Mortgage  Loans.  The Servicer shall be entitled to enter into any agreement  with a  Sub-Servicer  for  indemnification  of the  Servicer by such  Sub-Servicer  and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Section 3.05.     No  Contractual  Relationship  Between  Sub-Servicers,  the Indenture
                                    Trustee or the Noteholders.

                  Any  Sub-Servicing  Agreement that may be entered into and any  transactions or services relating to the  Mortgage  Loans  involving a  Sub-Servicer  in its capacity as such shall be deemed to be between the  Sub-Servicer  and the Servicer alone,  and the Indenture  Trustee,the  Master  Servicer,  the
Securities  Administrator  or Noteholders  shall not be deemed  parties  thereto and shall have no claims, rights,  obligations,  duties or  liabilities  with  respect  to the  Sub-Servicer  except as set forth in
Section  3.06.  The  Servicer  shall  be  solely  liable  for all  fees  owed  by it to any  Sub-Servicer, irrespective of whether the Servicer's  compensation  pursuant to this Agreement is sufficient to pay such fees.

                  Section 3.06.     Assumption  or  Termination  of  Sub-Servicing   Agreements  by  the
                                    Successor Servicer.

                  In the event the Servicer  shall for any reason no longer be the servicer  (including by reason of the  occurrence of a Servicer Event of  Termination),  the Successor  Servicer  shall  thereupon assume all of the rights and  obligations  of the Servicer  under each  Sub-Servicing  Agreement  that the
Servicer may have entered  into,  unless the  Successor  Servicer  elects to terminate  any  Sub-Servicing
Agreement in accordance  with its terms as provided in Section 3.03. Upon such  assumption,  the Successor
Servicer  shall be deemed,  subject to Section  3.03,  to have  assumed  all of the  departing  Servicer's interest therein and to have replaced the departing  Servicer as a party to each  Sub-Servicing  Agreement to the same extent as if each  Sub-Servicing  Agreement  had been assigned to the assuming  party,  except that (i) the departing  Servicer shall not thereby be relieved of any liability or  obligations  under any
Sub-Servicing  Agreement  that arose before it ceased to be the Servicer and (ii) the  Successor  Servicer shall not be deemed to have assumed any  liability  or  obligation  of the  Servicer  that arose before it ceased to be the Servicer.

                  The Servicer at its expense shall,  upon request of the Successor  Servicer,  deliver to the assuming  party all documents and records  relating to each  Sub-Servicing  Agreement and the Mortgage
Loans then being  serviced  and an  accounting  of amounts  collected  and held by or on behalf of it, and otherwise  use its best  efforts  to effect  the  orderly  and  efficient  transfer  of the  Sub-Servicing
Agreements to the assuming party. All Servicing  Transfer Costs shall be paid by the predecessor  Servicer upon  presentation of reasonable  documentation of such costs, and if such predecessor  Servicer  defaults in its  obligation  to pay such costs,  such costs shall be paid by Successor  Servicer (in which case the
Successor Servicer shall be entitled to reimbursement therefor from the assets of the Trust).

                  Section 3.07.     Collection of Certain Mortgage Loan Payments.

                  The Servicer shall make reasonable  efforts,  in accordance with the Servicing Standard, to  collect  all  payments  called  for  under  the terms and  provisions  of the  Mortgage  Loans and the
provisions  of  any  applicable  insurance  policies  provided  to  the  Servicer.   Consistent  with  the
foregoing,  the Servicer may in its discretion  (i) waive any late payment  charge or, if applicable,  any penalty  interest,  or any  provisions of any Mortgage Loan  requiring the related  Mortgagor to submit to mandatory  arbitration  with respect to disputes  arising  thereunder or (ii) extend the due dates for the
Monthly  Payments  due on a Mortgage  Note for a period of not greater than 180 days;  provided,  however, that any  extension  pursuant  to clause  (ii) above  shall not affect the  amortization  schedule  of any
Mortgage Loan for purposes of any  computation  hereunder,  except as provided  below. In the event of any such  arrangement  pursuant to clause (ii) above, the Servicer shall make timely Advances on such Mortgage
Loan during such extension  pursuant to Section 4.01 and in accordance with the  amortization  schedule of such  Mortgage  Loan  without  modification  thereof by reason of such  arrangement.  Notwithstanding  the foregoing,  in the event that any Mortgage  Loan is in default or, in the judgment of the  Servicer,  such default is  reasonably  foreseeable,  the  Servicer,  consistent  with the  standards set forth in Section
3.01, may also waive,  modify or vary any term of such Mortgage Loan (including  modifications  that would change the Mortgage  Rate,  forgive the payment of principal or interest or extend the final maturity date of such  Mortgage  Loan),  accept  payment  from the related  Mortgagor  of an amount less than the Stated
Principal  Balance in final  satisfaction of such Mortgage Loan, or consent to the  postponement of strict compliance  with any such term or otherwise  grant  indulgence to any Mortgagor (any and all such waivers,
modifications,   variances,   forgiveness  of  principal  or  interest,   postponements,   or  indulgences
collectively  referred to herein as  "forbearance").  The Servicer's  analysis  supporting any forbearance and the  conclusion  that any  forbearance  meets the  standards  of Section  3.01 shall be  reflected  in writing in the Mortgage File.

                  Section 3.08.     Sub-Servicing Accounts.

                  In those cases where a  Sub-Servicer  is  servicing a Mortgage  Loan  pursuant to a Sub-
Servicing  Agreement,  the  Sub-Servicer  will be required to establish  and maintain one or more accounts
(collectively,  the "Sub-Servicing  Account").  The Sub-Servicing Account shall be an Eligible Account and
shall  comply  with  all  requirements  of  this  Agreement  relating  to  the  Collection  Account.   The
Sub-Servicer  shall  deposit  in the  clearing  account  in which it  customarily  deposits  payments  and collections  on mortgage  loans in  connection  with its mortgage  loan  servicing  activities  on a daily basis, and in no event more than one Business Day after the Sub-Servicer's  receipt thereof,  all proceeds of Mortgage Loans received by the  Sub-Servicer  less its servicing  compensation to the extent  permitted by the Sub-Servicing  Agreement,  and shall thereafter deposit such amounts in the Sub-Servicing  Account, in no event  more than two  Business  Days after the  receipt  of such  amounts.  The  Sub-Servicer  shall thereafter  deposit such  proceeds in the  Collection  Account or remit such  proceeds to the Servicer for deposit in the  Collection  Account not later than two Business  Days after the deposit of such amounts in the Sub-Servicing  Account. For purposes of this Agreement,  the Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

                  Section 3.09.     Collection  of  Taxes,  Assessments  and  Similar  Items;  Servicing
                                    Accounts.

                  To the extent  required by the related  Mortgage Note, the Servicer shall  establish and maintain,  or cause to be established and maintained,  one or more accounts (the "Escrow Accounts"),  into which all Escrow  Payments shall be deposited and retained.  Escrow  Accounts shall be Eligible  Accounts.
The  Servicer  shall  deposit  in the  clearing  account in which it  customarily  deposits  payments  and collections  on mortgage  loans in connection  with its mortgage  loan  servicing  activities,  all Escrow
Payments  collected  on account of the  Mortgage  Loans and shall  deposit in the Escrow  Accounts,  in no event  more than two  Business  Days after the  receipt  of such  Escrow  Payments,  all  Escrow  Payments collected on account of the Mortgage  Loans for the purpose of effecting  the payment of any such items as required  under the terms of this  Agreement.  Withdrawals  of amounts from an Escrow  Account may be made only to (i) effect payment of taxes,  assessments,  hazard insurance  premiums,  and comparable items in a manner and at a time that assures  that the lien  priority of the Mortgage is not  jeopardized  (or,  with respect  to the  payment  of  taxes,  in a manner  and at a time  that  avoids  the loss of the  Mortgaged
Property due to a tax sale or the  foreclosure  as a result of a tax lien);  (ii)  reimburse  the Servicer
(or a  Sub-Servicer  to the  extent  provided  in the  related  Sub-Servicing  Agreement)  out of  related collections  for any  Servicing  Advances  made  pursuant  to  Section  3.01  (with  respect  to taxes and assessments) and Section 3.14 (with respect to hazard  insurance);  (iii) refund to Mortgagors any sums as may be determined to be overages;  (iv) pay interest,  if required and as described  below,  to Mortgagors on balances in the Escrow  Account;  or (v) clear and terminate the Escrow  Account at the  termination of the Servicer's  obligations and  responsibilities in respect of the Mortgage Loans under this Agreement in accordance  with  Section  8.07 of the  Indenture.  In the event the  Servicer  shall  deposit in a Escrow
Account any amount not  required to be deposited  therein,  it may at any time  withdraw  such amount from such  Escrow  Account,  any  provision  herein  to the  contrary  notwithstanding.  The  Servicer  will be responsible  for the  administration  of the  Escrow  Accounts  and will be  obligated  to make  Servicing
Advances  to such  accounts  when  and as  necessary  to avoid  the  lapse of  insurance  coverage  on the
Mortgaged  Property,  or which the Servicer knows, or in the exercise of the required  standard of care of the Servicer  hereunder  should know,  is necessary to avoid the loss of the  Mortgaged  Property due to a tax sale or the  foreclosure  as a result of a tax  lien.  If any such  payment  has not been made and the
Servicer  receives  notice of a tax lien with respect to the Mortgage  being  imposed,  the Servicer will, within 10 Business  Days of receipt of such  notice,  advance or cause to be advanced  funds  necessary to discharge  such lien on the  Mortgaged  Property.  As part of its  servicing  duties,  the Servicer or any
Sub-Servicers  shall  pay to the  Mortgagors  interest  on funds in the  Escrow  Accounts,  to the  extent required by law and, to the extent that interest earned on funds in the Escrow  Accounts is  insufficient, to pay such interest from its or their own funds,  without any  reimbursement  therefor.  The Servicer may pay to itself any  excess  interest  on funds in the Escrow  Accounts,  to the  extent  such  action is in conformity with the Servicing  Standard,  is permitted by law and such amounts are not required to be paid to Mortgagors or used for any of the other purposes set forth above.

                  Section 3.10.     Collection Account and Note Account.

                  (a)      On behalf of the Trust, the Servicer shall establish and maintain,  or cause to be  established  and  maintained,  one or more  accounts  (such  account or  accounts,  the  "Collection
Account"),  held in trust for the benefit of the Trust,  the  Indenture  Trustee and the  Noteholders.  On
behalf of the Trust,  the Servicer  shall deposit or cause to be deposited in the Collection  Account,  in no event more than two Business  Days after the  Servicer's  receipt  thereof,  as and when received or as otherwise required  hereunder,  the following  payments and collections  received or made by it subsequent to the Cut-off  Date  (other than in respect of  principal  or  interest on the  Mortgage  Loans due on or before the Cut-off  Date) or payments  (other than  Principal  Prepayments)  received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

                           (i)      all payments on account of principal,  including Principal Prepayments
         (but not Prepayment Charges), on the Mortgage Loans;

                           (ii)     all  payments on account of  interest  (net of the  Servicing  Fee) on each Mortgage Loan;

                           (iii)    all Insurance Proceeds,  Liquidation  Proceeds,  Subsequent Recoveries
         and  condemnation  proceeds  (other than  proceeds  collected  in respect of any  particular  REO
         Property and amounts paid in  connection  with the  redemption  of the Notes  pursuant to Section
         8.07 of the Indenture) and Subsequent Recoveries;

                           (iv)     any amounts  required  to be  deposited  pursuant  to Section  3.12 in connection  with any losses realized on Permitted  Investments  with respect to funds held in the
         Collection Account;

                           (v)      any amounts  required to be deposited by the Servicer  pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

                           (vi)     all  proceeds  of  any  Mortgage  Loan  repurchased  or  purchased  in accordance with Section 2.03 or Section 8.07 of the Indenture;

                           (vii)    all amounts  required to be deposited in connection with  Substitution
         Adjustments pursuant to Section 2.03; and

                           (viii)   all Prepayment  Charges  collected by the Servicer in connection  with the Principal Prepayment of any of the Mortgage Loans.

                  The foregoing  requirements  for deposit in the  Collection  Account shall be exclusive, it being  understood and agreed that,  without  limiting the generality of the foregoing,  payments in the
nature  of  Servicing  Fees,  late  payment  charges,   Prepayment   Interest  Excess,   assumption  fees,
insufficient  funds charges and ancillary income (other than Prepayment  Charges) need not be deposited by the Servicer in the  Collection  Account and may be retained by the Servicer as  additional  compensation.
In the event the  Servicer  shall  deposit  in the  Collection  Account  any  amount  not  required  to be deposited  therein,  it may at any time withdraw such amount from the  Collection  Account,  any provision herein to the contrary notwithstanding.

                  (b)      On  behalf  of  the  Trust,  the  Servicer  shall  deliver  to  the  Securities
Administrator  in immediately  available  funds for deposit in the Note Account on or before 2:00 p.m. New
York time on the  Servicer  Remittance  Date,  that portion of the  Available  Funds  (calculated  without regard to the  references  in the  definition  thereof  to  amounts  that may be  withdrawn  from the Note
Account)  for the  related  Payment  Date then on deposit  in the  Collection  Account,  the amount of all
Prepayment  Charges  collected during the applicable  Prepayment Period by the Servicer in connection with the  Principal  Prepayment of any of the Mortgage  Loans then on deposit in the  Collection  Account,  the amount of any funds  reimbursable  to an  Advancing  Person  pursuant to Section 3.29 (unless such amounts are to be remitted in another manner as specified in the  documentation  establishing  the related Advance
Facility).

                  (c)      Funds in the  Collection  Account may be invested in Permitted  Investments  in accordance  with the  provisions  set  forth in  Section  3.12.  The  Servicer  shall  give  notice to the
Securities  Administrator of the location of the Collection  Account maintained by it when established and prior to any change thereof.  The Securities  Administrator shall give notice to the Servicer,  the Master
Servicer  and the Sponsor of the location of the Note  Account  when  established  and prior to any change thereof.

                  (d)      Funds  held in the  Collection  Account  at any  time may be  delivered  by the
Servicer to the  Securities  Administrator  for deposit in an account  (which may be the Note  Account and must  satisfy the  standards  for the Note  Account as set forth in the  definition  thereof)  and for all purposes of this Agreement  shall be deemed to be a part of the  Collection  Account;  provided,  however, that the  Securities  Administrator  shall have the sole  authority to withdraw any funds held pursuant to this subsection (d).

                  The  Securities  Administrator  shall  establish  and maintain an Eligible  Account (the
"Note  Account") in which the Securities  Administrator  shall deposit,  on the same day as it is received from the Servicer,  each remittance received by the Securities  Administrator with respect to the Mortgage
Loans.  In the event the Servicer  shall deliver to the Securities  Administrator  for deposit in the Note
Account any amount not required to be deposited  therein,  it may at any time request that the  Securities
Administrator  withdraw  such amount from the Note Account and remit to it any such amount,  any provision herein to the contrary  notwithstanding.  In  addition,  the  Servicer,  with respect to items (i) through
(iv)  below,  shall  deliver  to the  Securities  Administrator  from  time to time for  deposit,  and the
Securities  Administrator,  with  respect to items (i) through (iv) below,  shall so deposit,  in the Note
Account:

                           (i)      any Advances, as required pursuant to Section 4.01;

                           (ii)     any amounts  required to be deposited  pursuant to Section  3.23(d) or
         (f) in connection with any REO Property;

                           (iii)    any Compensating  Interest to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfall; and

                           (iv)     any  amounts  required  to be  paid  to the  Securities  Administrator pursuant to the Agreement, including, but not limited to Section 3.06 and Section 6.02.

                  Section 3.11.     Withdrawals from the Collection Account and Note Account.

                  (a)      The Servicer  shall,  from time to time, make  withdrawals  from the Collection
Account for any of the following purposes or as described in Section 4.01:

                           (i)      to remit  to the  Securities  Administrator  for  deposit  in the Note
         Account the amounts  required to be so remitted  pursuant to Section  3.10(b) or  permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

                           (ii)     subject to Section  3.16(d),  to  reimburse  the  Servicer for (a) any unreimbursed  Advances to the extent of amounts  received which represent Late  Collections  (net of  the  related  Servicing  Fees),  Liquidation  Proceeds,  Insurance  Proceeds  and  Subsequent
         Recoveries on Mortgage Loans or REO  Properties  with respect to which such Advances were made in accordance  with the provisions of Section 4.01; or (b) without  limiting any right of withdrawal set  forth  in  clause  (vi)  below,  any  unreimbursed  Advances  that,  upon a  Final  Recovery
         Determination  with respect to such Mortgage Loan, are Nonrecoverable  Advances,  but only to the extent that Late  Collections  (net of the related  Servicing  Fees),  Liquidation  Proceeds  and
         Insurance  Proceeds  received with respect to such Mortgage  Loan are  insufficient  to reimburse the Servicer for such unreimbursed Advances;

                           (iii)    subject to Section  3.16(d),  to pay the Servicer or any  Sub-Servicer
         (a) any unpaid  Servicing  Fees,  (b) any  unreimbursed  Servicing  Advances with respect to each
         Mortgage  Loan,  but  only to the  extent  of any  Late  Collections,  Liquidation  Proceeds  and
         Insurance  Proceeds received with respect to such Mortgage Loan or REO Property,  and (c) without limiting any right of  withdrawal  set forth in clause (vi) below,  any  Servicing  Advances made with respect to a Mortgage Loan that,  upon a Final Recovery  Determination  with respect to such
         Mortgage  Loan  are  Nonrecoverable  Advances,  but only to the  extent  that  Late  Collections,
         Liquidation  Proceeds and  Insurance  Proceeds  received  with respect to such  Mortgage Loan are insufficient to reimburse the Servicer or any Sub-Servicer for Servicing Advances;

                           (iv)     to  pay to the  Servicer  as  additional  servicing  compensation  (in addition to the  Servicing  Fee) on the  Servicer  Remittance  Date any  interest  or  investment income earned on funds deposited in the Collection Account;

                           (v)      to pay itself or the  Originator  with respect to each  Mortgage  Loan that has  previously  been  purchased or replaced  pursuant to Section 2.03 all amounts  received thereon subsequent to the date of purchase or substitution, as the case may be;

                           (vi)     to  reimburse  the  Servicer  for any  Advance  or  Servicing  Advance
         previously  made which the Servicer has determined to be a  Nonrecoverable  Advance in accordance with the provisions of Section 4.01;

                           (vii)    to pay,  or to  reimburse  the  Servicer  for  Servicing  Advances  in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

                           (viii)   to reimburse the Servicer for expenses  incurred by or reimbursable to the Servicer pursuant to Section 5.03;

                           (ix)     to pay itself any Prepayment Interest Excess; and

                           (x)      to clear and terminate the Collection Account.

                  The  foregoing  requirements  for  withdrawal  from  the  Collection  Account  shall  be exclusive.  In the event the Servicer shall deposit in the  Collection  Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection  Account,  any provision herein to the contrary notwithstanding.

                  The  Servicer  shall  keep and  maintain  separate  accounting,  on a  Mortgage  Loan by
Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the  Collection  Account,  to the extent held by or on behalf of it, pursuant to subclauses  (ii),  (iii),  (iv), (v), (vi) and (vii) above.
The Servicer shall provide written notification to the Securities  Administrator,  on or prior to the next succeeding  Servicer  Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vi) above;  provided that an Officers'  Certificate in the form described under Section 4.01(d)
shall suffice for such written notification to the Securities Administrator in respect hereof.

                  (b)      The Securities  Administrator  shall,  from time to time, make withdrawals from the Note Account, for any of the following purposes, without priority:

                           (i)      to make payments in accordance with Section 3.05 of the Indenture;

                           (ii)     to pay and reimburse  itself and the Owner Trustee amounts to which it or the Owner Trustee is entitled pursuant to Section 6.07 of the Indenture;

                           (iii)    to clear and  terminate  the Note Account  pursuant to Section 8.07 of the Indenture;

                           (iv)     to  pay  any   amounts   required   to  be  paid  to  the   Securities
         Administrator,  Master Servicer,  Custodian or the Indenture  Trustee pursuant to this Agreement, including but not limited to funds  required to be paid  pursuant to Section  2.01,  Section 3.06 and Section 6.02 and Section 3.05 and Section 6.07 of the Indenture;

                           (v)      to pay to an  Advancing  Person  reimbursements  for  Advances  and/or
         Servicing Advances pursuant to Section 3.29; and

                           (vi)     to pay to the Sponsor on each Payment Date any interest or  investment income earned on funds deposited in the Note Account.

                  Section 3.12.     Investment of Funds in the Collection Account and the Note Account.

                  (a)      The Servicer may direct any depository  institution  maintaining the Collection
Account  and any REO  Account to invest the funds on deposit in such  accounts  and the Sponsor may direct any depository  institution  maintaining  the Note Account to invest the funds on deposit in such accounts
(each such account,  for the purposes of this Section  3.12, an  "Investment  Account").  All  investments pursuant to this Section 3.12 shall be in one or more Permitted  Investments  bearing  interest or sold at a discount,  and  maturing,  unless  payable on demand,  (i) no later than the  Business  Day  immediately preceding  the date on which such funds are  required to be withdrawn  from such account  pursuant to this
Agreement,  if a  Person  other  than the  Securities  Administrator  is the  obligor  thereon  or if such investment is managed or advised by a Person other than the  Securities  Administrator  or an Affiliate of the  Securities  Administrator,  and (ii) no later than the date on which such  funds are  required  to be withdrawn from such account  pursuant to this Agreement,  if the Securities  Administrator  is the obligor thereon or if such  investment is managed or advised by the Securities  Administrator  or any Affiliate or
if the  Securities  Administrator  or any  Affiliate of the  Securities  Administrator  is the  Custodian,
sub-custodian  or  administrator.  All  such  Permitted  Investments  shall  be held to  maturity,  unless payable on demand.  Any  investment  of funds in an  Investment  Account  shall be made in the name of the
Indenture  Trustee (in its capacity as such),  or in the name of a nominee of the Indenture  Trustee.  The
Securities  Administrator  shall be  entitled  to sole  possession  (except  with  respect  to  investment direction of funds held in the Collection  Account,  Note Account and any REO Account,  and any income and gain realized thereon) over each such investment,  and any certificate or other instrument  evidencing any such investment shall be delivered  directly to the Securities  Administrator or its agent,  together with any document of transfer  necessary to transfer title to such  investment to the Indenture  Trustee or its nominee.  In the  event  amounts  on  deposit  in an  Investment  Account  are at any time  invested  in a
Permitted Investment payable on demand, the Securities Administrator shall:

                  (x)      consistent  with any  notice  required  to be  given  thereunder,  demand  that payment  thereon  be  made on the  last  day  such  Permitted  Investment  may  otherwise  mature hereunder in an amount equal to the lesser of (1) all amounts  then  payable  thereunder  and (2)
         the amount required to be withdrawn on such date; and

                  (y)      demand payment of all amounts due thereunder  promptly upon  determination by a
         Responsible  Officer of the Securities  Administrator  that such Permitted  Investment  would not constitute a Permitted  Investment in respect of funds  thereafter  on deposit in the  Investment
         Account.

                  (b)      All income and gain  realized  from the  investment  of funds  deposited in the
Collection  Account and any REO Account held by or on behalf of the  Servicer  shall be for the benefit of the Servicer and shall be subject to its  withdrawal in  accordance  with Section 3.11 or Section 3.23, as applicable.  The Servicer shall deposit in the Collection Account or any REO Account,  as applicable,  the amount of any loss of principal  incurred in respect of any such Permitted  Investment  made with funds in such Account immediately upon realization of such loss.

                  (c)      All income and gain  realized  from the  investment  of funds  deposited in the
Note  Account  held by or on behalf of the  Sponsor  shall be for the  benefit of the Sponsor and shall be subject to its  withdrawal in accordance  with Section 3.11. The Sponsor shall deposit in the Note Account the amount of any loss of principal  incurred in respect of any such Permitted  Investment made with funds in such Account immediately upon realization of such loss.

                  (d)      Except as  otherwise  expressly  provided  in this  Agreement,  if any  default occurs in the  making of a payment  due under  any  Permitted  Investment,  or if a default  occurs in any other  performance  required  under any  Permitted  Investment,  the  Indenture  Trustee may and, upon the request of the Holders of the 50% of the  aggregate  Note Balance of the Notes,  shall take such action as may be appropriate to enforce such payment or  performance,  including the  institution and prosecution of appropriate proceedings.

                  Section 3.13.     [Reserved].

                  Section 3.14.     Maintenance of Hazard Insurance and Errors and Omissions and Fidelity
                                    Coverage.

                  (a)      The  Servicer  shall  cause to be  maintained  for each  Mortgage  Loan  hazard insurance  with extended  coverage on the  Mortgaged  Property in an amount which is at least equal to the lesser of (i) the current  Principal  Balance of such Mortgage Loan and (ii) the amount necessary to fully compensate  for any damage or loss to the  improvements  that are a part of such property on a replacement cost basis,  in each case in an amount not less than such amount as is necessary to avoid the  application of any  coinsurance  clause  contained in the related  hazard  insurance  policy.  The Servicer shall also cause to be maintained  hazard  insurance  with extended  coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum  insurable value of the  improvements  which are a part of such property and (ii) the outstanding  Principal  Balance of the related  Mortgage Loan at the time it became  an REO  Property.  The  Servicer  will  comply  in the  performance  of this  Agreement  with  all reasonable  rules and  requirements  of each  insurer  under any such hazard  policies.  Any amounts to be collected by the Servicer  under any such  policies  (other than amounts to be applied to the  restoration or repair of the property  subject to the related  Mortgage or amounts to be released to the  Mortgagor in accordance  with the  procedures  that the  Servicer  would  follow in  servicing  loans  held for its own account,  subject  to the terms and  conditions  of the  related  Mortgage  and  Mortgage  Note)  shall be deposited in the  Collection  Account,  subject to  withdrawal  pursuant to Section  3.11,  if received in respect of a Mortgage  Loan,  or in the REO Account,  subject to  withdrawal  pursuant to Section 3.23, if received  in respect of an REO  Property.  Any cost  incurred  by the  Servicer  in  maintaining  any such insurance  shall not,  for the  purpose of  calculating  payments to  Noteholders,  be added to the unpaid
Principal  Balance of the related Mortgage Loan,  notwithstanding  that the terms of such Mortgage Loan so permit.  It is understood  and agreed that no earthquake or other  additional  insurance is to be required of any Mortgagor  other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such  additional  insurance.  If the  Mortgaged  Property or REO Property is at
any time in an area  identified  in the Federal  Register by the Federal  Emergency  Management  Agency as
having special flood hazards and flood  insurance has been made  available,  the Servicer will cause to be maintained a flood insurance policy in respect  thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the  unpaid  Principal  Balance of the  related  Mortgage  Loan and (ii) the  maximum amount of such insurance  available for the related Mortgaged  Property under the national flood insurance program  (assuming  that the area in which such  Mortgaged  Property is located is  participating  in such program).

                  In the event that the  Servicer  shall  obtain and  maintain a blanket  policy  insuring against  hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its  obligations  as set forth in the first two sentences of this Section 3.14,  it being  understood  and agreed  that such  policy may  contain a  deductible  clause on terms  substantially  equivalent  to those commercially  available and maintained by competent  servicers,  in which case the Servicer  shall, in the event that there shall not have been  maintained  on the  related  Mortgaged  Property  or REO  Property a policy  complying  with the first two  sentences  of this Section  3.14,  and there shall have been one or more losses which would have been covered by such policy,  deposit to the Collection  Account from its own funds the amount not otherwise  payable under the blanket policy  because of such  deductible  clause.  In connection  with its  activities  as servicer of the Mortgage  Loans,  the Servicer  agrees to prepare and present,  on behalf of itself,  the  Indenture  Trustee and  Noteholders,  claims  under any such  blanket policy in a timely fashion in accordance with the terms of such policy.

                  (b)      The Servicer  shall keep in force during the term of this Agreement a policy or policies of insurance  covering  errors and omissions  for failure in the  performance  of the  Servicer's obligations  under this  Agreement,  which policy or policies  shall be in such form and amount that would meet the  requirements  of Fannie Mae or  Freddie  Mac if it were the  purchaser  of the  Mortgage  Loans, unless the  Servicer  has  obtained a waiver of such  requirements  from  Fannie Mae or Freddie  Mac.  The
Servicer  shall also maintain a fidelity bond in the form and amount that would meet the  requirements  of
Fannie Mae or Freddie Mac,  unless the Servicer  has  obtained a waiver of such  requirements  from Fannie
Mae or Freddie Mac. The Servicer  shall be deemed to have complied with this  provision if an Affiliate of the  Servicer  has such  errors  and  omissions  and  fidelity  bond  coverage  and,  by the terms of such insurance  policy or fidelity bond, the coverage  afforded  thereunder  extends to the Servicer.  Any such errors and omissions  policy and fidelity bond shall by its terms not be cancelable  without  thirty days'
prior written  notice to the Master  Servicer and the  Indenture  Trustee.  The Servicer  shall also cause each  Sub-Servicer  to maintain a policy of insurance  covering  errors and  omissions and a fidelity bond which would meet such requirements.

                  Section 3.15.     Enforcement of Due-On-Sale Clauses; Assumption Agreements.

                  The Servicer  will,  to the extent it has  knowledge of any  conveyance  or  prospective conveyance of any Mortgaged  Property by any Mortgagor  (whether by absolute  conveyance or by contract of sale,  and whether or not the Mortgagor  remains or is to remain liable under the Mortgage Note and/or the
Mortgage),  exercise its rights to accelerate  the maturity of such Mortgage Loan under the  "due-on-sale"
clause, if any, applicable  thereto;  provided,  however,  that the Servicer shall not be required to take such action if in its sole  business  judgment  the Servicer  believes it is not in the best  interests of the Trust and shall not  exercise  any such  rights if  prohibited  by law from doing so. If the  Servicer reasonably  believes it is unable under applicable law to enforce such "due-on-sale"  clause, or if any of the other  conditions set forth in the proviso to the preceding  sentence  apply,  the Servicer will enter into an  assumption  and  modification  agreement  from or with the person to whom such  property has been conveyed or is proposed to be conveyed,  pursuant to which such person  becomes  liable under the Mortgage
Note and, to the extent  permitted by applicable  state law, the Mortgagor  remains  liable  thereon.  The
Servicer is also  authorized,  to the extent  permitted  under the related  Mortgage Note, to enter into a substitution  of  liability  agreement  with such  person,  pursuant to which the  original  Mortgagor  is released from  liability  and such person is  substituted  as the  Mortgagor and becomes  liable under the
Mortgage Note,  provided that no such  substitution  shall be effective  unless such person  satisfies the current  underwriting  criteria of the Servicer for a mortgage loan similar to the related  Mortgage Loan.
In  connection  with  any  assumption,  modification  or  substitution,  the  Servicer  shall  apply  such underwriting  standards  and follow  such  practices  and  procedures  as shall be normal and usual in its general  mortgage  servicing  activities and as it applies to other mortgage loans owned solely by it. The
Servicer shall not take or enter into any assumption and modification  agreement,  however, unless (to the extent  practicable  in the  circumstances)  it shall  have  received  confirmation,  in  writing,  of the continued  effectiveness of any applicable hazard insurance  policy.  Any fee collected by the Servicer in respect of an assumption,  modification or  substitution  of liability  agreement shall be retained by the
Servicer as additional servicing  compensation.  In connection with any such assumption,  no material term of the  Mortgage  Note  (including  but not  limited to the  related  Mortgage  Rate and the amount of the
Monthly Payment) may be amended or modified,  except as otherwise  required pursuant to the terms thereof.
The  Servicer  shall  notify the Master  Servicer and the  Indenture  Trustee that any such  substitution, modification or assumption  agreement has been completed by forwarding to the Custodian,  on behalf of the
Indenture  Trustee,  the executed  original of such  substitution,  modification or assumption  agreement, which document shall be added to the related  Mortgage File and shall,  for all purposes,  be considered a part of such Mortgage File to the same extent as all other documents and  instruments  constituting a part thereof.

                  Notwithstanding  the foregoing  paragraph or any other provision of this Agreement,  the
Servicer  shall  not be  deemed  to be in  default,  breach  or any  other  violation  of its  obligations hereunder  by reason of any  assumption  of a  Mortgage  Loan by  operation  of law or by the terms of the
Mortgage  Note or any  assumption  which the Servicer may be restricted  by law from  preventing,  for any reason  whatsoever.  For purposes of this Section 3.15, the term  "assumption" is deemed to also include a sale (of the  Mortgaged  Property)  subject to the Mortgage  that is not  accompanied  by an assumption or substitution of liability agreement.

                  Section 3.16.     Realization Upon Defaulted Mortgage Loans.

                  (a)      The Servicer shall use its reasonable  efforts,  consistent  with the Servicing
Standard,  to foreclose upon or otherwise  comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory  arrangements  can be made for  collection  of  delinquent  payments  pursuant to Section  3.07.  Title to any such  property shall be taken in the name of the  Indenture  Trustee or its  nominee on behalf of the  Noteholders  or in the name of the Servicer in accordance  with the  Servicer's  customary  servicing  practices and held for the benefit of the Trust,  subject to  applicable  law. The Servicer  shall be  responsible  for all costs and  expenses  incurred by it in any such  proceedings;  provided,  however,  that such costs and expenses will be recoverable as Servicing  Advances by the Servicer as  contemplated in Section 3.11(a) and Section
3.23.  The foregoing is subject to the provision  that,  in any case in which a Mortgaged  Property  shall have suffered damage from an Uninsured  Cause,  the Servicer shall not be required to expend its own funds toward  the  restoration  of  such  property  unless  it  shall  determine  in its  discretion  that  such restoration  will increase the proceeds of  liquidation of the related  Mortgage Loan after  reimbursement to itself for such expenses.

                  (b)      Notwithstanding  the  foregoing  provisions  of this  Section 3.16 or any other provision  of this  Agreement,  with  respect to any  Mortgage  Loan as to which the Servicer has received actual  notice of, or has actual  knowledge  of, the presence of any toxic or  hazardous  substance on the related  Mortgaged  Property,  the  Servicer  shall not, on behalf of the  Indenture  Trustee,  either (i)
obtain title to such Mortgaged  Property as a result of or in lieu of  foreclosure  or otherwise,  or (ii)
otherwise acquire  possession of, or take any other action with respect to, such Mortgaged  Property,  if, as a result of any such action,  the Indenture  Trustee,  the Trust or the Noteholders would be considered to hold  title to,  to be a  "mortgagee-in-possession"  of,  or to be an  "owner"  or  "operator"  of such
Mortgaged  Property  within the meaning of the  Comprehensive  Environmental  Response,  Compensation  and
Liability Act of 1980, as amended from time to time, or any comparable  law,  unless the Servicer has also previously  determined,  based on its reasonable  judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

                           (i)      such   Mortgaged   Property   is   in   compliance   with   applicable
         environmental  laws or, if not,  that it would be in the best  economic  interest of the Trust to take such actions as are necessary to bring the Mortgaged  Property  into  compliance  therewith;
         and

                           (ii)     there  are  no  circumstances   present  at  such  Mortgaged  Property
         relating to the use,  management or disposal of any hazardous  substances,  hazardous  materials, hazardous wastes, or  petroleum-based  materials for which  investigation,  testing,  monitoring, containment,  clean-up or remediation could be required under any federal,  state or local law or regulation,  or that if any such  materials  are present for which such action could be required, that it would be in the best  economic  interest of the Trust to take such  actions  with respect to the affected Mortgaged Property.

                  The cost of the  environmental  audit report  contemplated by this Section 3.16 shall be advanced by the Servicer,  subject to the Servicer's  right to be reimbursed  therefor from the Collection
Account as  provided in Section  3.11(a)(vii),  such right of  reimbursement  being prior to the rights of
Noteholders to receive any amount in the Collection  Account received in respect of the affected  Mortgage
Loan or other Mortgage Loans.

                  If the  Servicer  determines,  as  described  above,  that  it is in the  best  economic interest of the Trust to take such actions as are  necessary  to bring any such  Mortgaged  Property  into compliance with  applicable  environmental  laws, or to take such action with respect to the  containment,
clean-up  or   remediation   of  hazardous   substances,   hazardous   materials,   hazardous   wastes  or
petroleum-based  materials  affecting  any such  Mortgaged  Property,  then the  Servicer  shall take such action as it deems to be in the best economic  interest of the Trust;  provided that any amounts disbursed by the Servicer pursuant to this Section 3.16(b) shall constitute  Servicing Advances,  subject to Section
4.01(d).  The cost of any such compliance,  containment,  clean-up or remediation shall be advanced by the
Servicer,  subject to the  Servicer's  right to be  reimbursed  therefor  from the  Collection  Account as provided in Section  3.11(a)(vii),  such right of  reimbursement  being prior to the rights of Noteholders to receive any amount in the  Collection  Account  received in respect of the  affected  Mortgage  Loan or other Mortgage Loans.

                  (c)      Reserved.

                  (d)      Proceeds received in connection with any Final Recovery Determination,  as well as any recovery  resulting  from a partial  collection  of  Insurance  Proceeds,  Liquidation  Proceeds or
condemnation  proceeds,  in respect of any  Mortgage  Loan,  will be  applied  in the  following  order of priority:  first, to unpaid Servicing Fees;  second, to reimburse the Servicer or any Sub-Servicer for any related  unreimbursed  Servicing  Advances  pursuant  to Section  3.11(a)(iii)  and  Advances  pursuant to
Section  3.11(a)(ii);  third,  to accrued and unpaid  interest on the  Mortgage  Loan,  to the date of the
Final  Recovery  Determination,  or to the Due Date prior to the Payment Date on which such amounts are to be paid if not in connection with a Final Recovery  Determination;  and fourth, as a recovery of principal of the  Mortgage  Loan.  The  portion of the  recovery  so  allocated  to unpaid  Servicing  Fees shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.11(a)(iii).

                  Section 3.17.      Custodian  and Indenture  Trustee to Cooperate;  Release of Mortgage
                                    Files.

                  (a)      Upon the payment in full of any Mortgage  Loan,  or the receipt by the Servicer of a  notification  that payment in full shall be escrowed in a manner  customary for such  purposes,  the
Servicer  shall  immediately  notify or cause to be notified  the  Custodian,  on behalf of the  Indenture
Trustee,  by a certification and shall deliver to the Custodian,  on behalf of the Indenture  Trustee,  in written or  electronic  format,  which format is  acceptable to the  Custodian,  two executed  copies of a
Request for Release in the form of Exhibit C hereto  (which  certification  shall  include a statement  to the effect  that all  amounts  received  or to be  received  in  connection  with such  payment  which are required to be  deposited  in the  Collection  Account  pursuant  to Section  3.10 have been or will be so deposited)  signed by a Servicing  Officer (or in a mutually  agreeable  electronic  format that will,  in lieu of a signature on its face,  originate from a Servicing  Officer) and shall request delivery to it of the  Mortgage  File.  Upon receipt of such  certification  and request,  the  Custodian,  on behalf of the
Indenture Trustee,  shall,  within three Business Days, release and send by overnight mail, at the expense of the  Servicer  or the  related  Mortgagor,  the  related  Mortgage  File to the  Servicer.  No expenses incurred in connection with any instrument of  satisfaction  or deed of  reconveyance  shall be chargeable to the Collection Account or the Note Account.

                  (b)      From time to time and as  appropriate  for the servicing or  foreclosure of any
Mortgage  Loan,  including,  for this  purpose,  collection  under any  insurance  policy  relating to the
Mortgage Loans, the Custodian,  on behalf of the Indenture Trustee,  shall, upon any request made by or on behalf  of the  Servicer  and  delivery  to the  Custodian,  on behalf of the  Indenture  Trustee,  of two executed  copies of a written  Request for  Release in the form of Exhibit C hereto  signed by a Servicing
Officer  (or in a mutually  agreeable  electronic  format that will,  in lieu of a signature  on its face, originate  from a Servicing  Officer),  release the related  Mortgage  File to the  Servicer  within three
Business Days, and the Indenture  Trustee shall, at the direction of the Servicer,  execute such documents provided to it by the Servicer as shall be  necessary to the  prosecution  of any such  proceedings.  Such
Request for Release shall  obligate the Servicer to return each and every  document  previously  requested from the Mortgage File to the Custodian  when the need therefor by the Servicer no longer  exists,  unless the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the  Collection  Account or the Mortgage File or such document has been delivered to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure  of the  Mortgaged  Property  either judicially  or  non-judicially,  and the  Servicer  has  delivered,  or  caused  to be  delivered,  to the
Custodian,  on behalf of the Indenture  Trustee,  an additional  Request for Release certifying as to such liquidation or action or  proceedings.  Upon the request of the Indenture  Trustee or the  Custodian,  the
Servicer shall provide notice to the Indenture  Trustee or the Custodian,  as applicable,  of the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the  purpose or purposes of such delivery.  Upon receipt of a Request for Release,  in written (with two executed  copies)
or electronic  format,  from a Servicing  Officer  stating that such Mortgage Loan was liquidated and that all amounts  received  or to be  received in  connection  with such  liquidation  that are  required to be deposited  into the  Collection  Account have been so deposited,  or that such Mortgage Loan has become an
REO Property,  such Mortgage Loan shall be released by the Custodian,  on behalf of the Indenture Trustee, to the Servicer or its designee within three Business Days.

                  (c)      Upon written  certification of a Servicing Officer, the Indenture Trustee shall execute  and  deliver  to the  Servicer  or the  Sub-Servicer,  as the case may be,  copies  of any  court pleadings,  requests for Indenture  Trustee's  sale or other  documents  necessary to the  foreclosure  or
Indenture  Trustee's  sale in respect of a  Mortgaged  Property or to any legal  action  brought to obtain judgment  against any  Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency  judgment,  or to enforce any other remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Each such certification  shall include a request that such pleadings or documents be executed by the  Indenture  Trustee  and a statement  as to the reason such  documents  or  pleadings  are required and that the  execution  and delivery  thereof by the  Indenture  Trustee will not  invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or Indenture Trustee's sale.

                  Section 3.18.     Servicing Compensation.

                  As  compensation  for its  activities  hereunder,  the Servicer shall be entitled to the
Servicing Fee with respect to each  Mortgage  Loan payable  solely from payments of interest in respect of such  Mortgage  Loan,  subject to Section  3.24.  In addition,  the Servicer  shall be entitled to recover unpaid  Servicing  Fees  out  of  Insurance  Proceeds,  Liquidation  Proceeds,  Subsequent  Recoveries  or
condemnation  proceeds to the extent  permitted by Section  3.11(a)(iii)  and out of amounts  derived from the operation and sale of an REO Property to the extent  permitted by Section 3.23.  Except as provided in
Section 3.29,  the right to receive the Servicing  Fee may not be  transferred  in whole or in part except in connection  with the transfer of all of the  Servicer's  responsibilities  and  obligations  under this
Agreement;  provided,  however,  that the  Servicer  may pay from the  Servicing  Fee any amounts due to a
Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02.

                  Additional  servicing  compensation  in  the  form  of  assumption  fees,  late  payment charges,  insufficient  funds  charges or  ancillary  income  (other  than  Prepayment  Charges)  shall be retained  by the  Servicer  only to the extent  such fees or charges are  received  by the  Servicer.  The
Servicer shall also be entitled  pursuant to Section  3.11(a)(iv) to withdraw from the Collection  Account and pursuant to Section 3.23(b) to withdraw from any REO Account,  as additional  servicing  compensation, interest or other  income  earned on deposits  therein,  subject to Section  3.12 and  Section  3.24.  The
Servicer shall also be entitled to receive  Prepayment  Interest  Excess pursuant to Section 3.10 and 3.11 as additional  servicing  compensation.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing  activities  hereunder  (including premiums for the insurance required by
Section  3.14, to the extent such  premiums are not paid by the related  Mortgagors or by a  Sub-Servicer, and servicing  compensation  of each  Sub-Servicer)  and shall not be entitled to  reimbursement  therefor except as specifically provided herein.

                  The  Servicer  shall  be  entitled  to any  Prepayment  Interest  Excess,  which  it may withdraw from the Collection Account pursuant to Section 3.11(a)(ix).

                  Section 3.19.     Reports  to the  Securities  Administrator  and  Others;  Collection
                                    Account Statements.

                  On  each  Servicer  Remittance  Date,  the  Servicer  shall  forward  to the  Securities
Administrator,  the Master  Servicer,  the Sponsor and the Depositor an account  statement  evidencing the status of the collection account reflecting  activity in the previous month and an Officer's  Certificates shall  accompany  such  account  statement  certifying  that the  information  contained  in such  account statement is true and correct.

                  Section 3.20.     Statement as to Compliance.

                  (a)      The Servicer,  Master  Servicer and Securities  Administrator  shall deliver to the  Depositor  and the  Securities  Administrator,  not  later  than  March  15th of each  calendar  year beginning in 2008 an Officers'  Certificate  (an "Annual  Statement of  Compliance")  stating,  as to each signatory  thereof,  that (i) a review of the activities of each such party during the preceding  calendar year and of performance  under this Agreement has been made under such officers'  supervision  and (ii) to the best of such  officers'  knowledge,  based on such  review,  the  Servicer  has  fulfilled  all of its obligations  under this Agreement in all material  respects  throughout such year, or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status of cure  provisions  thereof.  Such Annual  Statement of Compliance shall contain no  restrictions  or  limitations on its use. The Servicer,  Master  Servicer and Securities
Administrator   shall  deliver  a  similar  Annual   Statement  of  Compliance  by  any   Sub-Servicer  or
subcontractor  to which the  Servicer,  Master  Servicer or  Securities  Administrator  has  delegated any servicing  responsibilities  with respect to the  Mortgage  Loans,  to the  Depositor  and the  Securities
Administrator as described above as and when required with respect to the Servicer.

                  Failure of the  Servicer or Master  Servicer to timely  comply  with this  Section  3.20 shall be deemed a Servicer Event of Termination or Master  Servicer Event of  Termination,  as applicable, and the Indenture  Trustee shall,  at the direction of the Depositor,  in addition to whatever  rights the
Indenture Trustee may have under this Agreement and at law or equity or to damages,  including  injunctive relief and specific  performance,  upon notice immediately terminate all the rights and obligations of the
Servicer or Master  Servicer,  as  applicable,  under this  Agreement and in and to the Mortgage Loans and the proceeds thereof without  compensating the Servicer or Master  Servicer,  as applicable,  for the same
(other than as provided  herein with respect to  unreimbursed  Advances or  Servicing  Advances or accrued and unpaid  Servicing  Fees).  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.

                  The Servicer shall  indemnify and hold harmless the Depositor,  the Sponsor,  the Master
Servicer,  the Securities  Administrator,  the Owner Trustee and the Indenture Trustee,  as applicable and their respective officers,  directors and Affiliates from and against any actual losses, damages,  claims, penalties,  fines,  forfeitures,  reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  that such Person may sustain based upon a breach of the  Servicer's  obligations under this Section 3.20.

                  Section 3.21.     Assessments of Compliance and Attestation Reports.

                  Pursuant  to Rules  13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation
AB, the Servicer,  Master Servicer,  Securities  Administrator  and Custodian (each an "Attesting  Party")
shall deliver to the Securities  Administrator  and the Depositor on or before March 15th of each calendar year  beginning  in  2008,  a report  regarding  such  Attesting  Party's  assessment  of  compliance  (an
"Assessment of Compliance") with the applicable  Servicing Criteria (as set forth in Exhibit H) during the preceding calendar year.  The Assessment of Compliance must contain the following:

                           (i)      A statement by an authorized  officer of such  Attesting  Party of its
         responsibility  for  assessing   compliance  with  the  Servicing  Criteria  applicable  to  such
         Attesting Party;

                           (ii)     A statement  by an  authorized  officer of such  Attesting  Party that such officer used the Servicing  Criteria,  and which will also be attached to the  Assessment of
         Compliance, to assess compliance with the Servicing Criteria applicable to such Attesting Party;

                           (iii)    An  assessment  by an authorized  officer of such  Attesting  Party of such  Attesting  Party's  compliance  with  the  applicable  Servicing  Criteria  for the  period consisting of the  preceding  calendar  year,  including  disclosure of any material  instance of noncompliance  with respect thereto during such period,  which  assessment  shall be based on the activities  it performs with respect to  asset-backed  securities  transactions  taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans;

                           (iv)     A statement  that a registered  public  accounting  firm has issued an attestation  report on such Attesting Party's  Assessment of Compliance for the period consisting of the preceding calendar year; and

                           (v)      A statement  as to which of the  Servicing  Criteria,  if any, are not applicable  to such  Attesting  Party,  which  statement  shall  be based  on the  activities  it performs with respect to  asset-backed  securities  transactions  taken as a whole involving such
         Attesting Party, that are backed by the same asset type as the Mortgage Loans.

                  Such report at a minimum  shall  address  each of the  Servicing  Criteria  specified on
Exhibit H hereto which are indicated as applicable to such Attesting Party.

                  On or before March 15th of each calendar year beginning in 2008,  each  Attesting  Party shall furnish to the Depositor and the Securities  Administrator a report (an  "Attestation  Report") by a registered  public  accounting  firm that attests to, and reports on, the Assessment of Compliance made by such  Attesting  Party,  as required by Rules  13a-18 and 15d-18 of the  Exchange  Act and Item 1122(b) of
Regulation  AB,  which  Attestation  Report must be made in  accordance  with  standards  for  attestation reports issued or adopted by the Public Company Accounting Oversight Board.

                  The Servicer,  Master Servicer,  Securities  Administrator and Custodian shall cause any
Sub-Servicer  engaged  by it, and each  subcontractor  engaged  by it and  determined  by such party to be
"participating in the servicing  function" within the meaning of Item 1122 of Regulation AB, to deliver to the Securities  Administrator and the Depositor an Assessment of Compliance and Attestation  Report as and
when provided above.

                  Such  Assessment  of  Compliance,  as to any  Sub-Servicer,  shall  address  each of the
Servicing Criteria  applicable to the Sub-Servicer.  Such Assessment of Compliance,  as to any subservicer or  subcontractor,  shall at a minimum address the applicable  Servicing  Criteria  specified on Exhibit H hereto which are  indicated as  applicable  to any "primary  servicer" to the extent such  subservicer  or subcontractor  is performing  any  servicing  function for the party who engages it and to the extent such party is not itself  addressing  the  Servicing  Criteria  related to such  servicing  function in its own
Assessment of  Compliance.  The  Securities  Administrator  shall confirm that each of the  Assessments of
Compliance  delivered  to it,  taken  as a  whole,  address  all  of  the  Servicing  Criteria  and  taken individually  address  the  Servicing  Criteria  for each  party as set forth in  Exhibit H and notify the
Depositor of any exceptions.  Notwithstanding  the foregoing,  as to any  subcontractor,  an Assessment of
Compliance  is not required to be  delivered  unless it is required as part of a Form 10-K with respect to the Trust Fund.

                  The  Custodian  shall  deliver to the  Securities  Administrator  and the  Depositor  an
Assessment of Compliance and  Attestation  Report,  as and when provided  above,  which shall at a minimum address each of the  Servicing  Criteria  specified on Exhibit H hereto which are  indicated as applicable to a  "custodian".  Notwithstanding  the foregoing,  an Assessment of Compliance or Attestation  Report is
not required to be delivered  by any  Custodian  unless it is required as part of a Form 10-K with respect to the Trust Fund.

                  The Custodian  has not and shall not engage any  Subcontractor  which is  "participating in the servicing  function"  within the meaning of Item 1122 of Regulation  AB, unless such  Subcontractor provides,  beginning  March 1, 2008,  a report and a statement  of a  registered  public  accounting  firm certifying its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.

                  Failure of the  Servicer or Master  Servicer to timely  comply  with this  Section  3.21 shall be deemed a Servicer Event of Termination or Master  Servicer Event of  Termination,  as applicable, and the Indenture  Trustee shall,  at the direction of the Depositor,  in addition to whatever  rights the
Indenture Trustee may have under this Agreement and at law or equity or to damages,  including  injunctive relief and specific  performance,  upon notice immediately terminate all the rights and obligations of the
Servicer or Master  Servicer,  as  applicable,  under this  Agreement and in and to the Mortgage Loans and the proceeds thereof without  compensating the Servicer or Master  Servicer,  as applicable,  for the same
(other than as provided  herein with respect to  unreimbursed  Advances or  Servicing  Advances or accrued and unpaid  Servicing  Fees).  This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.  The Successor  Servicer or Successor  Master Servicer shall  immediately assume  the  rights  and  obligations  of the  Servicer  or Master  Servicer,  as  applicable,  under this
Agreement.

                  The Servicer  shall  indemnify  and hold  harmless the  Depositor,  the  Custodian,  the
Master Servicer,  the Securities  Administrator,  the Sponsor, the Owner Trustee and the Indenture Trustee
and their  respective  officers,  directors and Affiliates  against and from any actual  losses,  damages, claims, penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments and  other  costs  and  expenses  that such  Person  may  sustain  based  upon a breach of the  Servicer's obligations under this Section 3.21.

                  The Master  Servicer shall indemnify and hold harmless the Depositor,  the Sponsor,  the
Owner Trustee and the Indenture Trustee and their respective  officers,  directors and Affiliates  against and from any actual losses,  damages,  claims,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related  costs,  judgments  and other costs and expenses that such Person may sustain based upon a breach of the Master Servicer's obligations under this Section 3.21.

                  The  Securities  Administrator  shall  indemnify  and hold harmless the  Depositor,  the
Sponsor,  the Owner  Trustee  and the  Indenture  Trustee and their  respective  officers,  directors  and
Affiliates  against  and  from  any  actual  losses,  damages,  claims,  penalties,   fines,  forfeitures,
reasonable and necessary  legal fees and related  costs,  judgments and other costs and expenses that such
Person may sustain based upon a breach of the Securities  Administrator's  obligations  under this Section
3.21.

                  Notwithstanding  the  foregoing  provisions  of Section  3.21,  in any calendar  year in which an annual report on Form 10-K is not required to be filed,  then, in each such event,  the Servicer,
Master  Servicer and  Securities  Administrator  may, in lieu of providing an assessment of compliance and attestation  thereon in accordance  with Item 1122 of Regulation AB,  provide (and cause each  Subservicer and Subcontractor  described above to provide) to the Depositor,  the Sponsor and the Master Servicer,  by
not later  than  March 1 of such  calendar  year,  an Annual  Independent  Public  Accountants'  Servicing
Report.  If the Servicer,  Master  Servicer or  Securities  Administrator  provides an Annual  Independent
Public  Accountants'  Servicing Report pursuant to this paragraph,  then the certification  required to be delivered  by the  Servicer,  Master  Servicer  and  Securities  Administrator,  as  applicable  (and  its
Subservicers and Subcontractors), shall be in the form of Exhibit G-1 attached hereto.

                  Section 3.22.     Access to Certain Documentation.

                  The  Servicer  shall  provide to the  Office of Thrift  Supervision,  the FDIC,  and any
other federal or state banking or insurance  regulatory  authority  that may exercise  authority  over any
Noteholder,  access to the  documentation  regarding the Mortgage  Loans  required by applicable  laws and regulations.  Such access shall be afforded  without charge,  but only upon reasonable  request and during normal  business  hours at the  offices  of the  Servicer  designated  by it. In  addition,  access to the documentation  regarding the Mortgage  Loans will be provided to any  Noteholder,  the Indenture  Trustee, the Owner  Trustee,  the Master  Servicer and to any Person  identified  to the Servicer as a  prospective transferee  of a Note,  upon  reasonable  request  during  normal  business  hours at the  offices  of the
Servicer designated by it, at the expense of the Person requesting such access.

                  Section 3.23.     Title, Management and Disposition of REO Property.

                  (a)      The  deed  or  certificate  of  sale  of any REO  Property  shall,  subject  to applicable laws, be taken in the name of the Indenture Trustee,  or its nominee,  in trust for the benefit of the  Noteholders or in the name of the Servicer in accordance with the Servicer's  customary  servicing practices and held for the benefit of the Trust.  The  Servicer,  on behalf of the Issuing  Entity,  shall sell any REO  Property  as soon as  practicable  and in any event no later  than the end of the third full taxable year after the taxable year in which such Issuing Entity  acquires  ownership of such REO Property for purposes of the Code or request from the Internal  Revenue  Service,  no later than 60 days before the day on which the three-year grace period would otherwise expire,  an extension of such three-year  period.
The Servicer  shall manage,  conserve,  protect and operate each REO Property for the  Noteholders  solely for the purpose of its prompt  disposition  and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of the Code.

                  (b)      The Servicer shall  separately  account for all funds collected and received in connection  with the  operation of any REO  Property  and shall  establish  and  maintain,  or cause to be established  and  maintained,  with respect to REO  Properties  an account held in trust for the Indenture
Trustee for the benefit of the Noteholders (the "REO Account"),  which shall be an Eligible  Account.  The
Servicer  shall be  permitted  to allow the  Collection  Account to serve as the REO  Account,  subject to separate  ledgers  for each REO  Property.  The  Servicer  shall be  entitled  to retain or  withdraw  any interest income paid on funds deposited in the REO Account.

                  (c)      The Servicer shall have full power and authority,  subject only to the specific requirements  and  prohibitions  of this  Agreement,  to do any and all things in connection  with any REO
Property as are consistent  with the manner in which the Servicer  manages and operates  similar  property owned by the  Servicer or any of its  Affiliates,  all on such terms and for such  period  (subject to the requirement of prompt  disposition  set forth in Section  3.23(a)) as the Servicer deems to be in the best interests of Noteholders.  In connection  therewith,  the Servicer shall deposit, or cause to be deposited in the REO Account,  in no event more than two Business Days after the  Servicer's  receipt  thereof,  all revenues  received by it with respect to an REO Property and shall withdraw  therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

                           (i)      all  insurance  premiums  due and  payable  in  respect  of  such  REO
         Property;

                           (ii)     all real estate taxes and  assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

                           (iii)    all costs and expenses  necessary to maintain,  operate and dispose of such REO Property.

                  To the  extent  that  amounts  on  deposit  in the REO  Account  with  respect to an REO
Property are  insufficient  for the purposes set forth in clauses (i) through  (iii) above with respect to such REO  Property,  the Servicer  shall  advance from its own funds such amount as is necessary  for such purposes if, but only if, the  Servicer  would make such  advances if the Servicer  owned the REO Property and if in the  Servicer's  judgment,  the payment of such amounts will be  recoverable  from the rental or sale of the REO Property.

                  The  Servicer  may  contract  with any  Independent  Contractor  for the  operation  and management of any REO Property, provided that:

                           (i)      the  terms  and   conditions  of  any  such  contract   shall  not  be
         inconsistent herewith;

                           (ii)     any such contract shall require,  or shall be administered to require, that the  Independent  Contractor  pay all costs and  expenses  incurred in  connection  with the operation  and  management  of such REO  Property,  including  those  listed  above and remit all related  revenues  (net of such costs and expenses) to the Servicer as soon as  practicable,  but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                           (iii)    none of the  provisions of this Section  3.23(c)  relating to any such contract or to actions taken through any such  Independent  Contractor shall be deemed to relieve the  Servicer  of any of its duties and  obligations  to the  Indenture  Trustee on behalf of the
         Noteholders with respect to the operation and management of any such REO Property; and

                           (iv)     the  Servicer  shall be  obligated  with  respect  thereto to the same extent  as if it alone  were  performing  all  duties  and  obligations  in  connection  with the operation and management of such REO Property.

                  The  Servicer  shall be  entitled  to  enter  into any  agreement  with any  Independent
Contractor   performing   services  for  it  related  to  its  duties  and   obligations   hereunder   for
indemnification  of the Servicer by such  Independent  Contractor,  and nothing in this Agreement shall be deemed to limit or modify such  indemnification.  The  Servicer  shall be solely  liable for all fees owed by it to any such Independent  Contractor,  irrespective of whether the Servicer's  compensation  pursuant to Section 3.18 is sufficient to pay such fees;  provided,  however,  that to the extent that any payments made by such  Independent  Contractor would constitute  Servicing  Advances if made by the Servicer,  such amounts shall be reimbursable as Servicing Advances made by the Servicer.

                  (d)      In addition to the withdrawals  permitted under Section  3.23(c),  the Servicer may from time to time make  withdrawals  from the REO Account for any REO  Property:  (i) to pay itself or any  Sub-Servicer  unpaid  Servicing  Fees in respect of the related  Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for  unreimbursed  Servicing  Advances and Advances made in respect of such REO
Property or the related  Mortgage Loan. On the Servicer  Remittance Date, the Servicer shall withdraw from each  REO  Account  maintained  by it and  deposit  into the  Note  Account  in  accordance  with  Section
3.10(d)(ii),  for payment on the related  Payment Date in accordance  with Section 3.05 of the  Indenture, the  income  from  the  related  REO  Property  received  during  the  prior  calendar  month,  net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

                  (e)      Subject  to the  time  constraints  set  forth  in  Section  3.23(a),  each REO
Disposition  shall be  carried  out by the  Servicer  in a manner,  at such  price and upon such terms and conditions as shall be normal and usual in the Servicing Standard.

                  (f)      The proceeds from the REO Disposition,  net of any amount required by law to be remitted to the Mortgagor under the related  Mortgage Loan and net of any payment or  reimbursement to the
Servicer or any  Sub-Servicer  as provided  above,  shall be deposited  in the Note Account in  accordance with Section  3.10(d)(ii) on the Servicer  Remittance  Date in the month following the receipt thereof for payment  on the  related  Payment  Date  in  accordance  with  Section  3.05  of the  Indenture.  Any  REO
Disposition  shall be for cash  only  (unless  changes  in the REMIC  Provisions  made  subsequent  to the
Closing Date allow a sale for other consideration).

                  (g)      The  Servicer  shall file  information  returns  with respect to the receipt of mortgage  interest  received in a trade or  business,  reports of  foreclosures  and  abandonments  of any
Mortgaged  Property and  cancellation  of  indebtedness  income with respect to any Mortgaged  Property as required  by the Code.  Such  reports  shall be in form and  substance  sufficient  to meet the  reporting requirements of the Code.

                  Section 3.24.     Obligations  of the  Servicer  in  Respect  of  Prepayment  Interest
                                    Shortfalls.

                  Not later than 4:00 p.m. New York time on each Servicer  Remittance  Date,  the Servicer shall  remit to the Note  Account  an  amount  ("Compensating  Interest")  equal to the  lesser of (A) the aggregate  of the  Prepayment  Interest  Shortfalls  for the related  Payment  Date and (B) its  aggregate
Servicing Fee for the related  Payment Date.  The Servicer shall not have the right to  reimbursement  for any amounts  remitted to the Securities  Administrator in respect of Compensating  Interest.  Such amounts so remitted  shall be included in the Available  Funds and paid  therewith on the next Payment  Date.  The
Servicer  shall not be  obligated  to pay  Compensating  Interest  with  respect  to Relief  Act  Interest
Shortfalls.

                  Section 3.25.     [Reserved].

                  Section 3.26.     Obligations  of the Servicer in Respect of Mortgage Rates and Monthly
                                    Payments.

                  In the event that a shortfall  in any  collection  on or  liability  with respect to the
Mortgage  Loans in the  aggregate  results  from or is  attributable  to  adjustments  to Mortgage  Rates,
Monthly  Payments or Stated  Principal  Balances that were made by the Servicer in a manner not consistent with the terms of the related  Mortgage Note and this Agreement,  the Servicer,  upon discovery or receipt of notice thereof,  immediately  shall deposit in the Collection  Account from its own funds the amount of any such  shortfall  and  shall  indemnify  and hold  harmless  the  Trust,  the  Indenture  Trustee,  the
Depositor, the Securities Administrator,  the Master Servicer and any successor servicer in respect of any such  liability.  Such  indemnities  shall survive the  resignation  or termination of the Servicer or the termination  or  discharge  of this  Agreement  or the  Indenture.  Notwithstanding  the  foregoing,  this
Section  3.26 shall not limit the ability of the  Servicer to seek  recovery of any such  amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law.

                  Section 3.27.     [Reserved].

                  Section 3.28.     [Reserved].

                  Section 3.29.     Advance Facility.

                  The  Servicer is hereby  authorized  to enter into a financing  or other  facility  (any such  arrangement,  an "Advance  Facility")  under  which (1) the  Servicer  sells,  assigns or pledges to another  Person  (together  with  such  Person's  successors  and  assigns,  an  "Advancing  Person")  the
Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing  Advances and/or (2)
an Advancing Person agrees to fund some or all Advances and/or Servicing  Advances  required to be made by the Servicer pursuant to this Agreement.  No consent of the Depositor,  the Indenture  Trustee,the  Master
Servicer,  the Securities  Administrator  the  Noteholders or any other party shall be required before the
Servicer  may enter  into an  Advance  Facility.  The  Servicer  shall  notify  each  other  party to this
Agreement  in writing  prior to or promptly  after  entering  into or  terminating  any  Advance  Facility stating the identity of the  Advancing  Person.  Notwithstanding  the  existence  of any Advance  Facility under which an Advancing  Person  agrees to fund  Advances  and/or  Servicing  Advances on the  Servicer's
behalf,  the Servicer  shall remain  obligated  pursuant to this  Agreement to make Advances and Servicing
Advances  pursuant  to and as  required  by  this  Agreement.  If the  Servicer  enters  into  an  Advance
Facility,  and for so long as an  Advancing  Person  remains  entitled  to receive  reimbursement  for any
Advances including  Nonrecoverable  Advances ("Advance  Reimbursement  Amounts") and/or Servicing Advances
including  Nonrecoverable  Advances ("Servicing Advance  Reimbursement  Amounts" and together with Advance
Reimbursement  Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement
Amount is  included  in the  Advance  Facility),  as  applicable,  pursuant  to this  Agreement,  then the
Servicer  shall  identify,  in the  Officer's  Certificate  described  in the  next  two  sentences,  such
Reimbursement  Amounts consistent with the reimbursement rights set forth in Section  3.11(a)(ii),  (iii),
(vi) and (vii) and remit such  Reimbursement  Amounts in accordance  with Section  3.10(b) or otherwise in accordance  with the  documentation  establishing  the Advance  Facility to such Advancing  Person or to a trustee,  agent or  custodian  (an  "Advance  Facility  Trustee")  designated  by such  Advancing  Person.
Notwithstanding  the  foregoing,  if so  required  pursuant  to the  terms of the  Advance  Facility,  the
Servicer may direct,  and if so directed the Securities  Administrator  is hereby  authorized to and shall pay to the Advance  Facility  Trustee  the  Reimbursement  Amounts  identified  pursuant to the  preceding sentence.  To the extent  that an  Advancing  Person  funds any  Advance  and the  Servicer  provides  the
Securities  Administrator and Master Servicer with an Officer's  Certificate that such Advancing Person is entitled to reimbursement,  such Advancing Person shall be entitled to receive  reimbursement  pursuant to this Agreement for such amount to the extent  provided in this section.  Such Officer's  Certificate  must specify the amount of the  reimbursement,  the remittance date, the Section of this Agreement that permits the applicable  Advance to be reimbursed  and either the  section(s) of the Advance  Facility that entitle the  Advancing  Person  to  request  reimbursement  from the  Securities  Administrator,  rather  than the
Servicer,  or proof of an event of  default by the  Servicer  under the  Advance  Facility  entitling  the
Advancing  Person to  reimbursement  from the Securities  Administrator.  Notwithstanding  anything to the contrary  herein,  in no event shall  Advance  Reimbursement  Amounts or Servicing  Advance  Reimbursement
Amounts be included in the Available Funds or paid to Noteholders.

                  Reimbursement  Amounts  shall  consist  solely of amounts in respect of Advances  and/or
Servicing  Advances made with respect to the Mortgage  Loans for which the Servicer  would be permitted to reimburse  itself in accordance  with this  Agreement,  assuming the Servicer or the Advancing  Person had made the related  Advance(s)  and/or  Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to reimbursement  of  Nonrecoverable  Advances as set forth in this Agreement,  no Person shall be entitled to  reimbursement  from funds held in the  Collection  Account for future  payment to Noteholders pursuant to this  Agreement.  None of the Depositor,  Master  Servicer,  Securities  Administrator  or the
Indenture  Trustee shall have any duty or liability with respect to the  calculation of any  Reimbursement
Amount and shall be entitled to rely,  without  independent  investigation,  on the Officer's  Certificate
provided  pursuant  to  this  Section  3.29,  nor  shall  the  Depositor,   Master  Servicer,   Securities
Administrator  or the Indenture  Trustee have any  responsibility  to track or monitor the  administration of any Advance Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify the payment of Reimbursement  Amounts to the related  Advancing Person or Advance  Facility  Trustee.  The
Servicer  shall maintain and provide to any successor  servicer and (upon request) the Indenture  Trustee,
Master Servicer or Securities  Administrator  a detailed  accounting on a loan by loan basis as to amounts advanced  by,  sold,  pledged or assigned  to, and  reimbursed  to any  Advancing  Person.  The  Successor
Servicer shall be entitled to rely on any such information provided by the predecessor  servicer,  and the
Successor  Servicer shall not be liable for any errors in such information.  Any Successor  Servicer shall
reimburse  the  predecessor   Servicer  and  itself  for  outstanding  Advances  and  Servicing  Advances, respectively,  with respect to each Mortgage Loan on a first in, first out ("FIFO")  basis;  provided that the Successor  Servicer has received prior written notice from the  predecessor  Servicer or the Advancing
Person of reimbursement  amounts owed to the predecessor  Servicer.  Liquidation  Proceeds with respect to a Mortgage  Loan shall be applied to reimburse  Advances  outstanding  with respect to that  Mortgage Loan before being applied to reimburse Servicing Advances outstanding with respect to that Mortgage Loan.

                  An  Advancing  Person  who  receives  an  assignment  or  pledge  of  the  rights  to be reimbursed for Advances and/or Servicing Advances,  and/or whose obligations  hereunder are limited to the funding or purchase of Advances and/or  Servicing  Advances shall not be required to meet the criteria for qualification of a subservicer set forth in this Agreement.

                  Upon the direction of and at the expense of the Servicer,  the Securities  Administrator agrees to execute  such  acknowledgments,  certificates,  and other  documents  provided  by the  Servicer recognizing the interests of any Advance  Facility Trustee in such  Reimbursement  Amounts as the Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.29.

                  The  Servicer  shall remain  entitled to be  reimbursed  for all Advances and  Servicing
Advances  funded by the Servicer to the extent the related rights to be reimbursed  therefor have not been sold, assigned or pledged to an Advancing Person.

                  The Servicer shall indemnify the Depositor,  the Indenture  Trustee,  the Owner Trustee,
the Master  Servicer,  the Securities  Administrator,  any Successor  Servicer and the Trust for any loss, liability or damage resulting from any Advance Facility,  including,  without limitation, any claim by the related Advancing Person,  except to the extent that such claim,  loss,  liability or damage resulted from or arose out of negligence,  recklessness or willful  misconduct or breach of its duties  hereunder on the part of the Depositor, the Indenture Trustee or any successor servicer.

                  Any  amendment  to this Section 3.29 or to any other  provision of this  Agreement  that may be  necessary or  appropriate  to effect the terms of an Advance  Facility as  described  generally in this Section  3.29,  including  amendments  to add  provisions  relating to a successor  servicer,  may be entered  into by the  Indenture  Trustee,  the  Depositor  and the  Servicer  without  the  consent of any
Noteholder but with the consent of the Majority  Certificateholder,  provided such amendment complies with
Section 7.01 hereof.  All reasonable costs and expenses  (including  attorneys' fees) of each party hereto of any such  amendment  shall  be  borne  solely  by the  Servicer.  Prior  to  entering  into an  Advance
Facility,  the Servicer  shall  notify the  Advancing  Person in writing  that:  (a) the  Advances  and/or
Servicing Advances  purchased,  financed by and/or pledged to the Advancing Person are obligations owed to the Servicer on a  non-recourse  basis payable only from the cash flows and proceeds  received  under this
Agreement for  reimbursement  of Advances and/or  Servicing  Advances only to the extent provided  herein, and none of the Indenture Trustee,  the Securities  Administrator nor the Trust are otherwise obligated or liable to repay any Advances and/or  Servicing  Advances  financed by the Advancing Person and (b) none of the Indenture  Trustee,  Master  Servicer or Securities  Administrator  shall have any  responsibility  to calculate any  Reimbursement  Amounts or to track or monitor the  administration  of the Advance  Facility between the Servicer and the Advancing Person.

                  Section 3.30.     Master Servicer.

                  The  Master  Servicer  shall  supervise,  monitor  and  oversee  the  obligation  of the
Servicer to service and administer  the Mortgage  Loans in accordance  with the terms of the Agreement and shall have full power and  authority to do any and all things which it may deem  necessary or desirable in connection with such master servicing and  administration.  In performing its obligations  hereunder,  the
Master Servicer shall act in a manner  consistent with Accepted Master Servicing  Practices.  Furthermore, the Master  Servicer shall oversee and consult with the Servicer as necessary from  time-to-time  to carry out the Master  Servicer's  obligations  hereunder,  shall  receive,  review  and  evaluate  all  reports, information  and other  data  provided  to the Master  Servicer  by the  Servicer  and shall  enforce  the obligations  of the  Servicer to perform  and observe the  covenants,  obligations  and  conditions  to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall  independently  and separately  monitor the  Servicer's  servicing  activities  with  respect to each related  Mortgage  Loan, reconcile the results of such  monitoring  with such  information  provided in the previous  sentence on a monthly basis and coordinate  corrective  adjustments to the  Servicer's  and Master  Servicer's  records.
The  Master  Servicer  shall  reconcile  the  results  of its  Mortgage  Loan  monitoring  with the actual remittances  of the  Servicer  to the Note  Account  pursuant  to the terms  hereof  based on  information provided to the Master  Servicer  by the  Securities  Administrator  pursuant  to the third  paragraph  of
Section 6.01(j) of the Indenture.

                  The Indenture Trustee,  Master Servicer,  Custodian and Securities  Administrator  shall provide  access,  in each case to the records and  documentation  in possession of the Indenture  Trustee, the Mater Servicer,  the Custodian,  or the Securities  Administrator,  as the case may be,  regarding the related Mortgage Loans and REO Property and the servicing  thereof to the  Noteholders,  the FDIC, and the supervisory  agents and  examiners of the FDIC,  such access being  afforded  only upon  reasonable  prior written  request and during normal  business hours at the office of the Indenture  Trustee,  the Custodian or the Securities  Administrator;  provided,  however, that, unless otherwise required by law, none of the
Indenture Trustee,  the Custodian or the Securities  Administrator  shall be required to provide access to such records and  documentation  if the provision  thereof would violate the legal right to privacy of any
Mortgagor.   The  Indenture  Trustee,   the  Custodian  and  the  Securities   Administrator  shall  allow
representatives  of the above  entities,  in each case to photocopy  any of the records and  documentation and shall  provide  equipment  for that  purpose at a charge  that  covers the  Indenture  Trustee's,  the
Custodian's or the Securities Administrator's, as the case may be, actual costs.

                  Section 3.31.     Monitoring of Servicer.

                  (a)      The Master  Servicer shall be responsible  for monitoring the compliance by the
Servicer with its duties under this  Agreement.  In the review of the  Servicer's  activities,  the Master
Servicer may rely upon an Officer's  Certificate of the Servicer with regard to the Servicer's  compliance with the terms of this  Agreement.  In the event that the Master  Servicer,  in its  judgment,  determines that the Servicer  should be terminated in  accordance  with the terms hereof,  or that a notice should be sent  pursuant to the terms hereof with respect to the  occurrence of an event that,  unless cured,  would constitute a Servicer Event of  Termination,  the Master  Servicer  shall notify the Servicer,  the Seller and the  Indenture  Trustee  thereof  and the Master  Servicer  shall issue such notice or take such other action as it deems appropriate.

                  (b)      The  Master  Servicer,  for  the  benefit  of the  Indenture  Trustee  and  the
Noteholders,  shall enforce the obligations of the Servicer under this Agreement,  and shall, in the event that the Servicer  fails to perform its  obligations  in accordance  with this  Agreement,  subject to the preceding  paragraph,  Article III and Article VI, to terminate the rights and obligations of the Servicer hereunder  in  accordance  with the  provisions  of  Article  VI.  Such  enforcement,  including,  without limitation,  the legal  prosecution of claims and the pursuit of other appropriate  remedies,  shall be in such form and  carried  out to such an extent and at such time as the Master  Servicer,  in its good faith business  judgment,  would  require were it the owner of the related  Mortgage  Loans;  provided  that the
Master  Servicer  shall not be required to prosecute or defend any legal action  except to the extent that the Master Servicer shall have received  reasonable  indemnity for its costs and expenses in pursuing such action.

                  (c)      The Master  Servicer  shall be entitled to be  reimbursed  by the  Servicer (or from  amounts on deposit in the Note  Account if the  Servicer  does not timely  fulfill  its  obligations hereunder) for all Servicing Transfer Costs (or if the predecessor  Servicer is the Master Servicer,  from the Servicer  immediately  preceding the Master Servicer),  including without  limitation,  any reasonable out-of-pocket  or third party costs or expenses  associated  with the complete  transfer of all  servicing data and the  completion,  correction or  manipulation  of such  servicing  data as may be required by the
Master  Servicer to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the Master  Servicer  to service the  Mortgage  Loans  properly  and  effectively,  upon  presentation  of reasonable documentation of such costs and expenses.

                  (d)      The Master  Servicer  shall require the Servicer to comply with the  remittance requirements and other obligations set forth in this Agreement.

                  (e)      If the  Master  Servicer  acts  as  successor  Servicer,  it  will  not  assume liability for the representations and warranties of the terminated Servicer.

                  (f)      The  Master  Servicer  shall not be  liable  for any acts or  omissions  of the
Servicer.

                  Section 3.32.     Fidelity Bond.

                  The Master  Servicer,  at its expense,  shall maintain in effect a blanket fidelity bond and an  errors  and  omissions  insurance  policy,  affording  coverage  with  respect  to all  directors, officers,  employees and other Persons acting on such Master  Servicer's  behalf,  and covering errors and omissions in the  performance of the Master  Servicer's  obligations  hereunder.  The errors and omissions insurance  policy  and the  fidelity  bond  shall be in such  form and  amount  generally  acceptable  for entities  serving as master  servicers  or  trustees.  Upon  reasonable  request of the  Depositor  or the
Sponsor,  the Master Servicer shall provide to the Depositor or the Sponsor  evidence of such insurance or fidelity bond.

                  Section 3.33.     Power to Act; Procedures.

                  The Master  Servicer  shall master  service the Mortgage Loans and shall have full power and  authority to do any and all things that it may deem  necessary or  desirable in  connection  with the master  servicing and  administration  of the Mortgage  Loans,  including but not limited to the power and authority (i) to execute and deliver,  on behalf of the Noteholders and the Indenture  Trustee,  customary consents or waivers and other  instruments  and  documents,  (ii) to consent to transfers of any Mortgaged
Property and  assumptions  of the Mortgage  Notes and related  Mortgages,  (iii) to collect any  Insurance
Proceeds  and  Liquidation  Proceeds,  and  (iv) to  effectuate  foreclosure  or other  conversion  of the ownership of the Mortgaged  Property.  The  Indenture  Trustee  shall  furnish the Master  Servicer,  upon written  request  from a Master  Servicing  Officer,  with any powers of attorney (in form  delivered  and acceptable  to the  Indenture  Trustee)  empowering  the Master  Servicer  or the  Servicer to execute and deliver  instruments of satisfaction or cancellation,  or of partial or full release or discharge,  and to foreclose  upon or  otherwise  liquidate  Mortgaged  Property,  and to appeal,  prosecute or defend in any court  action  relating  to the  Mortgage  Loans  or the  Mortgaged  Property,  in  accordance  with  this
Agreement,  and the  Indenture  Trustee  shall  execute and deliver  such other  documents,  as the Master
Servicer or the Servicer may request,  to enable the Master  Servicer to master service and administer the
Mortgage  Loans and carry out its  duties  hereunder,  in each case in  accordance  with  Accepted  Master
Servicing  Practices  (and the Indenture  Trustee shall have no liability for misuse of any such powers of attorney by the Master  Servicer or the Servicer and shall be  indemnified  by the Master  Servicer or the
Servicer,  as  applicable,  for any cost,  liability  or  expense  incurred  by the  Indenture  Trustee in connection  with such  Person's use or misuse of any such power of  attorney).  If the Master  Servicer or the  Indenture  Trustee has been  advised  that it is likely that the laws of the state in which action is to be taken  prohibit  such  action if taken in the name of the  Indenture  Trustee or that the  Indenture
Trustee would be adversely  affected  under the "doing  business" or tax laws of such state if such action is taken in its name, the Master  Servicer shall join with the Indenture  Trustee in the  appointment of a co-trustee  pursuant to Section 6.10 of the Indenture.  In the  performance of its duties  hereunder,  the
Master  Servicer shall be an independent  contractor and shall not,  except in those instances where it is taking action in the name of the Indenture Trustee, be deemed to be the agent of the Indenture Trustee.

                  Section 3.34.     Due-on-Sale Clauses; Assumption Agreements.

                  To the  extent  Mortgage  Loans  contain  enforceable  due-on-sale  clauses,  the Master
Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.

                  Section 3.35.     Documents,  Records and Funds in Possession of Master  Servicer To Be
                                    Held for Trustee.

                  (a)      The Master  Servicer shall transmit to the Indenture  Trustee or Custodian such documents  and  instruments  coming into the  possession  of the Master  Servicer from time to time as are required by the terms hereof to be delivered to the  Indenture  Trustee or Custodian.  Any funds  received by the Master  Servicer in respect of any Mortgage  Loan or which  otherwise  are  collected by the Master
Servicer as Liquidation  Proceeds or Insurance  Proceeds in respect of any Mortgage Loan shall be remitted to the  Securities  Administrator  for  deposit in the Note  Account.  The  Master  Servicer  shall,  and, subject  to  Section  3.11,  shall  enforce  the  obligations  of  the  Servicer  to,  provide  access  to information  and  documentation  regarding  the Mortgage  Loans to the Indenture  Trustee,  its agents and accountants  at any time upon  reasonable  request and during normal  business  hours,  and to Noteholders that are savings and loan associations,  banks or insurance  companies,  the Office of Thrift Supervision, the FDIC and the  supervisory  agents and  examiners  of such Office and  Corporation  or examiners of any other  federal  or  state  banking  or  insurance  regulatory  authority  if  so  required  by  applicable regulations  of the  Office  of  Thrift  Supervision  or other  regulatory  authority,  such  access to be afforded  without charge but only upon  reasonable  request in writing and during normal business hours at the offices of the Master  Servicer  designated  by it. In fulfilling  such a request the Master  Servicer shall not be responsible for determining the sufficiency of such information.

                  (b)      All funds  collected or held by, or under the control of, the Master  Servicer, in respect of any Mortgage Loans,  whether from the collection of principal and interest  payments or from
Liquidation  Proceeds  or  Insurance  Proceeds,  shall be  remitted to the  Securities  Administrator  for deposit in the Note Account.

                  Section 3.36.     Possession of Certain Insurance Policies and Documents.

                  The  Custodian,  shall retain  possession  and custody of the  originals  (to the extent available) of any primary  mortgage  insurance  policies,  or certificate of insurance if applicable,  and any Notes of  renewal  as to the  foregoing  as may be issued  from time to time as  contemplated  by this
Agreement.  Until all  amounts  payable  in  respect  of the  Notes  has been paid in full and the  Master
Servicer and the Servicer have otherwise  fulfilled  their  respective  obligations  under this Agreement, the Custodian  shall also retain  possession  and custody of each  Mortgage  File in  accordance  with and subject to the terms and conditions of this  Agreement.  The Master  Servicer  shall  promptly  deliver or cause to be  delivered  to the  Custodian,  upon the  execution  or receipt  thereof the  originals of any primary  mortgage  insurance  policies,  any Notes of renewal,  and such other  documents  or  instruments related to the Mortgage Loans that come into the possession of the Master Servicer from time to time.

                  Section 3.37.     Compensation for the Master Servicer.

                  As  compensation  for the  activities  of the  Master  Servicer  hereunder,  the  Master
Servicer  shall be entitled to the Master  Servicing Fee,  payable to the Master  Servicer on each Payment
Date (with respect to the calendar  month that  immediately  preceded the month of such Payment Date) from funds in the Note  Account.  The Master  Servicing  Fee  payable to the Master  Servicer in respect of any
Payment Date shall be reduced in accordance  with Section 3.38.  The Master  Servicer shall be required to pay all expenses  incurred by it in connection with its activities  hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

                  Section 3.38.     Obligation of the Master  Servicer in Respect of Prepayment  Interest
                                    Shortfalls.

                  In the event that the  Servicer  fails to perform on any  Servicer  Remittance  Date its obligations  pursuant to Section 3.24, the Master  Servicer  shall remit to the  Securities  Administrator not later than the Payment Date an amount  equal to the lesser of (i) the  aggregate  amounts  required to be paid by the  Servicer  with  respect  to  Prepayment  Interest  Shortfalls  attributable  to  Principal
Prepayments on the related  Mortgage  Loans for the related  Payment Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Payment Date, without reimbursement therefor.

                  Section 3.39.     Merger or Consolidation.

                  Any Person into which the Master Servicer may be merged or  consolidated,  or any Person resulting  from any  merger,  conversion,  other  change  in form or  consolidation  to which  the  Master
Servicer shall be a party, or any Person  succeeding to the business of the Master Servicer,  shall be the successor to the Master  Servicer  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided, however,  that the successor or resulting  Person to the Master  Servicer or its  Affiliate  whose primary business  is the  servicing  of  conventional  residential  mortgage  loans  shall be a Person  that is an
Approved Servicer.

                  Section 3.40.     Resignation of Master Servicer.

                  Except as  otherwise  provided in Sections  3.39 and 3.41  hereof,  the Master  Servicer shall not resign  from the  obligations  and  duties  hereby  imposed  on it unless the Master  Servicer's duties hereunder are no longer  permissible  under applicable law or are in material conflict by reason of applicable  law with any other  activities  carried on by it and cannot be cured.  Any such  determination permitting  the  resignation  of the Master  Servicer  shall be  evidenced  by an  independent  Opinion of
Counsel to such effect delivered to the Issuer, the Depositor,  the Seller and the Indenture  Trustee.  No
such  resignation  shall become effective until the Indenture  Trustee shall have assumed,  or a Successor
Master  Servicer  shall  have been  appointed  by the  Sponsor  or the  Indenture  Trustee  and until such successor  shall  have  assumed,  the  Master  Servicer's  responsibilities  and  obligations  under  this
Agreement.  Notice of such  resignation  shall be given  promptly by the Master  Servicer to the Indenture
Trustee.

                  If, at any time,  the Master  Servicer  resigns under this Section 3.40, or transfers or assigns its rights and  obligations  under  Section  4.16,  or is removed as Master  Servicer  pursuant to
Section  6.07,  then at such time Wells  Fargo  Bank,  N.A.  also shall  resign  (and shall be entitled to resign) as  Securities  Administrator,  Custodian,  Paying Agent and Note  Registrar.  In such event,  the obligations  of each such party  shall be  assumed  by the  Indenture  Trustee  or such  Successor  Master
Servicer  appointed by the  Indenture  Trustee  (subject to the  provisions  of Section  6.07);  provided, however,  the Indenture  Trustee shall have the same right to appoint,  or petition a court to appoint,  a successor  Securities  Administrator,  Paying  Agent or Note  Registrar as it has pursuant to Section 6.07 with respect to a successor Master Servicer.

                  Section 3.41.     Assignment or Delegation of Duties by the Master Servicer.

                  Except as expressly  provided  herein,  the Master Servicer shall not assign or transfer any of its rights,  benefits or privileges  hereunder to any other Person,  or delegate to or  subcontract with, or authorize or appoint any other Person to perform any of the duties,  covenants or  obligations to be performed by the Master  Servicer  hereunder;  provided,  however,  that the Master Servicer shall have the right with the prior  written  consent of the Indenture  Trustee and the Seller  (which  consent shall not be  unreasonably  withheld),  and upon  delivery to the  Indenture  Trustee and the Seller of a letter from each Rating  Agency to the effect that such action  shall not result in a  downgrading  of the Notes, to delegate or assign to or subcontract  with or authorize or appoint any qualified  Person to perform and carry out any duties,  covenants or  obligations  to be performed  and carried out by the Master  Servicer hereunder.  Notice of such  permitted  assignment  shall be given  promptly by the Master  Servicer to the
Seller  and the  Indenture  Trustee.  If,  pursuant  to any  provision  hereof,  the  duties of the Master
Servicer are transferred to a Successor  Master  Servicer,  the entire amount of the Master Servicing Fees and other  compensation  payable to the Master  Servicer  pursuant  hereto shall  thereafter be payable to such Successor  Master  Servicer.  Such Successor Master Servicer shall also pay the fees of the Indenture
Trustee and the Securities Administrator, as provided herein.

                                                ARTICLE IV

                           REMITTANCE REPORTS; ADVANCES; EXCHANGE ACT REPORTING

                  Section 4.01.     Remittance Reports and Advances.

                  (a)      On the 10th  calendar  day of each month,  the  Servicer  shall  deliver to the
Master  Servicer  and the Sponsor by telecopy or  electronic  mail (or by such other means as the Servicer and the  Master  Servicer  may agree from time to time) a  Remittance  Report in the  format  attached  as
Exhibit J, Exhibit K and Exhibit L with  respect to the related  Payment  Date.  Not later than the second
Business Day following  each  Determination  Date,  the Servicer shall deliver or cause to be delivered to the Master Servicer in addition to the information  provided in the Remittance  Report,  information  with respect to the Principal  Prepayments  in full from the portion of the  Prepayment  Period from the 1st to the 15th of each  calendar  month and such other  information  reasonably  available to it with respect to the Mortgage Loans as the Master  Servicer may reasonably  require to perform the  calculations  necessary to make the  payments  contemplated  by Section 3.05 of the  Indenture  and to prepare the  statements  to
Noteholders  contemplated  by Section 3.26 of the Indenture.  The Master Servicer shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

                  (b)      The amount of Advances to be made by the  Servicer  for any Payment  Date shall equal,  subject to Section  4.01(d),  the sum of (i) the aggregate  amount of Monthly Payments (net of the related  Servicing  Fee),  due during the  related  Due Period in  respect of the  Mortgage  Loans,  which
Monthly  Payments  were  delinquent  on a  contractual  basis as of the Close of  Business  on the related
Determination  Date and (ii) with respect to each REO Property,  which REO Property was acquired during or prior to the related Due Period and as to which REO Property an REO  Disposition  did not occur during the related  Due Period,  an amount  equal to the  excess,  if any,  of the REO  Imputed  Interest on such REO
Property  for the  most  recently  ended  calendar  month,  over the net  income  from  such REO  Property transferred to the Note Account pursuant to Section 3.23 for payment on such Payment Date.

                  On or before 2:00 p.m.  New York time on the  Servicer  Remittance  Date,  the  Servicer shall  remit in  immediately  available  funds to the  Securities  Administrator  for  deposit in the Note
Account  an amount  equal to the  aggregate  amount of  Advances,  if any,  to be made in  respect  of the
Mortgage  Loans and REO  Properties  for the  related  Payment  Date either (i) from its own funds or (ii)
from the  Collection  Account,  to the extent of funds held  therein for future  payment (in which case it will cause to be made an  appropriate  entry in the records of the  Collection  Account  that amounts held for future  payment have been,  as permitted  by this Section  4.01,  used by the Servicer in discharge of any such Advance) or (iii) in the form of any  combination  of (i) and (ii)  aggregating  the total amount of  Advances  to be made by the  Servicer  with  respect to the  Mortgage  Loans and REO  Properties.  Any amounts held for future  payment  used by the  Servicer to make an Advance as  permitted in the  preceding sentence  shall be  appropriately  reflected  in the  Servicer's  records and  replaced by the Servicer by deposit in the  Collection  Account on or before any future  Servicer  Remittance  Date to the extent that the Available  Funds for the related  Payment Date  (determined  without  regard to Advances to be made on the  Servicer  Remittance  Date) shall be less than the total  amount that would be paid to the Classes of
Noteholders  pursuant to Section  3.05 of the  Indenture  on such  Payment  Date if such  amounts held for future payments had not been so used to make Advances.  The Securities  Administrator  will provide notice to the  Servicer by telecopy by the Close of Business on any  Servicer  Remittance  Date in the event that the  amount  remitted  by the  Servicer  to the  Securities  Administrator  on such  date is less than the
Advances  required to be made by the Servicer for the related  Payment  Date,  as set forth in the related
Remittance Report.

                  (c)      The   obligation   of  the  Servicer  to  make  such   Advances  is  mandatory,
notwithstanding  any other provision of this Agreement but subject to (d) below,  and, with respect to any
Mortgage Loan,  shall continue until the Mortgage Loan is paid in full or until all  Liquidation  Proceeds thereon have been recovered, or a Final Recovery Determination has been made thereon.

                  (d)      Notwithstanding  anything  herein to the  contrary,  no  Advance  or  Servicing
Advance  shall be required to be made  hereunder  by the  Servicer if such  Advance or  Servicing  Advance would, if made,  constitute a Nonrecoverable  Advance.  The determination by the Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance or Servicing  Advance,  if made, would constitute a
Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Servicer delivered to the
Sponsor and the Master  Servicer.  Furthermore,  the Servicer  shall not be required to advance Relief Act
Interest Shortfalls.

                  (e)      If the  Servicer  fails  to  remit  any  Monthly  Advance  required  to be made pursuant to this Section,  the Master  Servicer  shall make, or the Successor  Servicer  shall make,  such
Advance.  If the Master Servicer  determines that a Monthly Advance is required,  it shall on the Business
Day  preceding  the related  Payment  Date  immediately  following  such  Determination  Date remit to the
Securities  Administrator  from its own funds (or funds advanced by the  applicable  Servicer) for deposit in the Note Account  immediately  available funds in an amount equal to such Monthly  Advance.  The Master
Servicer  shall  be  entitled  to be  reimbursed  for all  Monthly  Advances  made by it.  Notwithstanding anything to the contrary herein,  in the event the Master Servicer  determines in its reasonable  judgment that a Monthly Advance is a  Nonrecoverable  Advance,  the Master Servicer shall be under no obligation to make such Monthly  Advance.  If the Master Servicer  determines that a Monthly Advance is a Nonrecoverable
Advance,  it shall,  on or prior to the related  Payment  Date,  deliver an Officer's  Certificate  to the
Indenture Trustee and the Securities Administrator to such effect.

                  Section 4.02.     Exchange Act Reporting.

                  (a)      (i)  (A)  Within  15  days  after  each   Distribution   Date,  the  Securities
Administrator  shall,  in accordance  with  industry  standards,  prepare and, in accordance  with Section
(a)(i)(C)  below,  file with the  Commission  via the  Electronic  Data  Gathering  and  Retrieval  System
("EDGAR"),  a Distribution Report on Form 10-D, signed by the Master Servicer,  with a copy of the Monthly
Statement  to  be  furnished  by  the  Securities   Administrator  to  the   Certificateholders  for  such
Distribution  Date;  provided that, the  Securities  Administrator  shall have received no later than five
(5) calendar days after the related  Distribution  Date,  all  information  required to be provided to the
Securities  Administrator  as described in clause  (a)(iv) below.  Any  disclosure  that is in addition to the  Monthly  Statement  and  that is  required  to be  included  on Form  10-D  ("Additional  Form  10-D
Disclosure") shall be, pursuant to the paragraph  immediately below,  reported by the parties set forth on
Exhibit I to the Securities  Administrator  and the Depositor and approved for inclusion by the Depositor, and the  Securities  Administrator  will have no duty or liability for any failure  hereunder to determine or prepare any Additional  Form 10-D  Disclosure  absent such reporting  (other than in the case where the
Securities Administrator is the reporting party as set forth in Exhibit I) and approval.

                  (B)      Within five (5)  calendar  days after the related  Distribution  Date,  (i) the parties set forth in Exhibit I shall be required to provide,  pursuant to Section  4.02(a)(iv)  below,  to the Securities  Administrator and the Depositor,  to the extent known by a responsible officer thereof, in
EDGAR-compatible  format,  or in such other form as otherwise agreed upon by the Securities  Administrator and the  Depositor and such party,  the form and  substance of any  Additional  Form 10-D  Disclosure,  if applicable,  and (ii) the Depositor  will approve,  as to form and substance,  or disapprove,  as the case may be, the inclusion of the  Additional  Form 10-D  Disclosure on Form 10-D.  The Issuing Entity shall be responsible for any reasonable fees and expenses  assessed or incurred by the Securities  Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

                  (C)      After  preparing  the Form 10-D,  the  Securities  Administrator  shall forward electronically  a copy of the Form 10-D to the Depositor,  the Sponsor and the Master Servicer for review.
Within two Business  Days after  receipt of such copy,  but no later than the 12th  calendar day after the
Distribution Date (provided that, the Securities  Administrator  forwards a copy of the Form 10-D no later than the  10th  calendar  after  the  Distribution  Date),  the  Depositor  shall  notify  the  Securities
Administrator  in writing  (which may be furnished  electronically)  of any changes to or approval of such
Form 10-D.  In the absence of receipt of any written  changes or approval,  the  Securities  Administrator shall be  entitled  to assume that such Form 10-D is in final form and the  Securities  Administrator  may proceed  with the  execution  and filing of the Form 10-D.  No later than the 13th  calendar day after the related  Distribution  Date, a duly  authorized  officer of the Master  Servicer  shall sign the Form 10-D and, in the case where the Master Servicer and the Securities  Administrator  are not  affiliated,  return an  electronic  or fax copy of such  signed Form 10-D (with an  original  executed  hard copy to follow by overnight  mail)  to the  Securities  Administrator.  If a Form  10-D  cannot  be  filed  on  time or if a previously filed Form 10-D needs to be amended,  the Securities  Administrator shall follow the procedures set forth in Section  3.17(a)(v)(B).  Promptly  (but no later than one (1) Business Day) after filing with the Commission,  the Securities  Administrator  shall make available on its internet website identified in
Section  7.04 of the  Indenture,  a  final  executed  copy  of each  Form  10-D  filed  by the  Securities
Administrator.  The signing  party at the Master  Servicer can be contacted as set forth in Section  7.04.
Form 10-D  requires  the  registrant  to indicate  (by  checking  "yes" or "no") that it (1) has filed all reports  required to be filed by Section 13 or 15(d) of the  Exchange  Act during the  preceding 12 months
(or for such  shorter  period that the  registrant  was required to file such  reports),  and (2) has been subject to such filing  requirements  for the past 90 days.  The  Depositor  shall  notify the  Securities
Administrator in writing,  no later than the fifth calendar day after the related  Distribution  Date with respect  to the  filing of a report on Form  10-D,  if the  answer to the  questions  should be "no".  The
Securities  Administrator  shall be entitled to rely on the representations in Section 2.05(ix) and in any such  notice in  preparing,  executing  and/or  filing any such  report.  The  parties  to this  Agreement acknowledge  that the  performance  by the  Master  Servicer  and the  Securities  Administrator  of their respective  duties under  Sections  4.02(a)(i)  and (v) related to the timely  preparation,  execution and filing of Form 10-D is contingent  upon such parties  strictly  observing all applicable  deadlines in the performance  of their  duties  under  such  Sections.  Neither  the  Master  Servicer  nor the  Securities
Administrator  shall have any  liability  for any loss,  expense,  damage,  claim  arising  out of or with respect to any  failure  to  properly  prepare,  execute  and/or  timely  file such Form 10-D,  where such failure  results from a party's  failure to deliver,  on a timely  basis,  any  information  from any such party  needed to  prepare,  arrange  for  execution  or file such Form 10-D,  not  resulting  from its own negligence, bad faith or willful misconduct.

                  (ii)     (A) Within four (4) Business Days after the  occurrence  of an event  requiring disclosure  on Form 8-K (each such event,  a  "Reportable  Event"),  the  Securities  Administrator  shall prepare and, at the  direction of the  Depositor,  file on behalf of the Trust,  any Form 8-K, as required by the Exchange Act;  provided that,  the  Depositor,  upon receipt from the Sponsor of the relevant final
Basic  Documents  within 14 days after the Closing  Date,  shall file the initial  Form 8-K in  connection with the issuance of the Notes.  Any  disclosure or information  related to a Reportable  Event or that is otherwise  required to be included on Form 8-K ("Form 8-K Disclosure  Information")  shall be, pursuant to the  paragraph  immediately  below,  reported  by the  parties  set forth on  Exhibit I to the  Securities
Administrator  and the  Depositor  and  approved  for  inclusion  by the  Depositor,  and  the  Securities
Administrator  will have no duty or liability  for any failure  hereunder to determine or prepare any Form
8-K  Disclosure  Information  absent  such  reporting  (other  than  in  the  case  where  the  Securities
Administrator is the reporting party as set forth in Exhibit I) and approval.

                  (B)      For  so  long  as  the  Trust  is  subject  to  the  Exchange   Act   reporting
requirements,  no later than the close of  business  on the 2nd  Business  Day after the  occurrence  of a
Reportable  Event  (i) the  parties  set  forth  in  Exhibit  I shall  be  required  pursuant  to  Section
4.02(a)(iv) below to provide to the Securities  Administrator and the Depositor,  to the extent known by a responsible officer thereof,  in  EDGAR-compatible  format, or in such other form as otherwise agreed upon by the Securities  Administrator  and the Depositor and such party, the form and substance of any Form 8-K
Disclosure  Information,  if applicable,  and (ii) the Depositor shall approve,  as to form and substance, or disapprove,  as the case may be, the inclusion of the Form 8-K Disclosure  Information on Form 8-K. The
Issuing  Entity shall be  responsible  for any  reasonable  fees and expenses  assessed or incurred by the
Securities  Administrator  in connection  with including any Form 8-K  Disclosure  Information on Form 8-K pursuant to this Section.

                  (C)      After  preparing  the Form 8-K,  the  Securities  Administrator  shall  forward electronically  a copy of the Form 8-K to the  Depositor  and the Master  Servicer  for  review.  No later than the close of business New York City time on the 3rd Business Day after the  Reportable  Event,  or in the case where the Master Servicer and Securities  Administrator  are  affiliated,  no later than noon New
York City time on the 4th  Business  Day after the  Reportable  Event,  a duly  authorized  officer of the
Master  Servicer  shall sign the Form 8-K and, in the case where the Master  Servicer  and the  Securities
Administrator  are not  affiliated,  return an  electronic  or fax copy of such  signed  Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities  Administrator.  Promptly,  but no later than the close of business on the 3rd Business Day after the  Reportable  Event  (provided  that, the  Securities  Administrator  forwards  a copy of the Form 8-K no later  than  noon New York time on the third Business Day after the Reportable  Event),  the Depositor shall notify the Securities  Administrator in writing  (which may be  furnished  electronically)  of any  changes to or approval of such Form 8-K. In the  absence  of  receipt of any  written  changes or  approval,  the  Securities  Administrator  shall be entitled to assume that such Form 8-K is in final form and the Securities  Administrator  may proceed with the  execution  and  filing of the Form  8-K.  If a Form 8-K  cannot  be filed on time or if a  previously filed Form 8-K needs to be amended,  the  Securities  Administrator  shall follow the procedures set forth in  Section  4.02(a)(v)(B).  Promptly  (but no later than one (1)  Business  Day)  after  filing  with the
Commission,  the Securities  Administrator  shall, make available on its internet website a final executed copy of each Form 8-K filed by the  Securities  Administrator.  The signing  party at the Master  Servicer can be  contacted  as set forth in Section  7.03.  The  parties  to this  Agreement  acknowledge  that the performance by Master  Servicer and the Securities  Administrator  of their  respective  duties under this
Section  4.02(a)(ii)  related to the timely  preparation,  execution  and filing of Form 8-K is contingent upon such parties  strictly  observing all applicable  deadlines in the  performance of their duties under this Section  4.02(a)(ii).  Neither the Master  Servicer nor the Securities  Administrator  shall have any liability for any loss, expense,  damage,  claim arising out of or with respect to any failure to properly prepare,  execute and/or timely file such Form 8-K, where such failure  results from a party's  failure to deliver,  on a timely basis, any information  from such party needed to prepare,  arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (iii)    (A)  Within  90 days  after  the end of each  fiscal  year of the Trust or such earlier  date as may be required by the Exchange Act (the "10-K  Filing  Deadline")  (it being  understood that the fiscal year for the Trust ends on  December  31st of each year),  commencing  in March 2008,  the
Securities  Administrator  shall  prepare  and  file on  behalf  of the  Trust a Form  10-K,  in form  and substance as required by the Exchange  Act.  Each such Form 10-K shall  include the  following  items,  in each case to the extent they have been  delivered to the  Securities  Administrator  within the applicable time  frames set forth in this  Agreement,  (I) an annual  compliance  statement  for each  Servicer,  the
Master Servicer,  the Securities  Administrator  and any subservicer or subcontractor,  as applicable,  as described  under Section 3.20,  (II)(A) the annual  reports on  assessment  of compliance  with  Servicing
Criteria for each Servicer, the Master Servicer,  each subservicer and subcontractor  participating in the servicing  function,  the Securities  Administrator  and the Custodians,  as described under Section 3.21, and (B) if any such report on assessment of compliance  with Servicing  Criteria  described  under Section
3.21  identifies  any  material  instance  of  noncompliance,  disclosure  identifying  such  instance  of noncompliance,  or if any such report on assessment of compliance with Servicing  Criteria described under
Section  3.21 is not  included  as an  exhibit  to such Form  10-K,  disclosure  that  such  report is not included and an explanation  why such report is not included,  (III)(A) the registered  public  accounting firm  attestation  report for each  Servicer,  the Master  Servicer,  the Securities  Administrator,  each subservicer,  each subcontractor,  as applicable, and the Custodians, as described under Section 3.21, and
(B) if any registered  public  accounting firm attestation  report described under Section 3.21 identifies any material instance of noncompliance,  disclosure identifying such instance of noncompliance,  or if any such  registered  public  accounting  firm  attestation  report is not included as an exhibit to such Form
10-K,  disclosure  that such report is not included and an  explanation  why such report is not  included, and (IV) a  Sarbanes-Oxley  Certification  as  described  in Section  4.02  (a)(iii)(D)  below  (provided, however,  that the Securities  Administrator,  at its  discretion,  may omit from the Form 10-K any annual compliance  statement,  assessment of compliance  or  attestation  report that is not required to be filed with such Form 10-K pursuant to Regulation  AB). Any  disclosure or information in addition to (I) through
(IV) above that is  required to be included on Form 10-K  ("Additional  Form 10-K  Disclosure")  shall be, pursuant  to the  paragraph  immediately  below,  reported  by the  parties  set forth on Exhibit I to the
Securities  Administrator  and  the  Depositor  and  approved  for  inclusion  by the  Depositor,  and the
Securities  Administrator  will have no duty or  liability  for any  failure  hereunder  to  determine  or prepare  any  Additional  Form 10-K  Disclosure  absent such  reporting  (other than in the case where the
Securities Administrator is the reporting party as set forth in Exhibit I) and approval.

                  (B)      No later  than  March  15th of each  year  that the  Trust  is  subject  to the
Exchange Act reporting  requirements,  commencing in 2008, (i) the parties set forth in Exhibit I shall be required  to provide  pursuant  to  Section  4.02(a)(iv)  below to the  Securities  Administrator  and the
Depositor,  to the extent known by a responsible officer thereof,  in EDGAR-compatible  format, or in such other form as otherwise  agreed upon by the  Securities  Administrator  and the  Depositor and such party, the form and substance of any  Additional  Form 10-K  Disclosure,  if  applicable,  and (ii) the Depositor will  approve,  as to form  and  substance,  or  disapprove,  as the  case may be,  the  inclusion  of the
Additional  Form  10-K  Disclosure  on  Form  10-K.  The  Issuing  Entity  shall  be  responsible  for any reasonable  fees and expenses  assessed or incurred by the  Securities  Administrator  in connection  with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section.

                  (C)      After  preparing  the Form 10-K,  the  Securities  Administrator  shall forward electronically  a copy of the Form 10-K to the  Depositor  (only in the case where such Form 10-K includes
Additional  Form 10-K  Disclosure and otherwise if requested by the Depositor) and the Master Servicer for review.  Within three  Business  Days after receipt of such copy,  but no later than March 25th  (provided that, the Securities  Administrator  forwards a copy of the Form 10-K no later than the third Business Day prior to March 25th),  the Depositor  shall notify the Securities  Administrator  in writing (which may be furnished  electronically)  of any changes to or approval of such Form 10-K.  In the absence of receipt of any written changes or approval,  the Securities  Administrator shall be entitled to assume that such Form
10-K is in final form and the  Securities  Administrator  may proceed with the execution and filing of the
Form 10-K.  No later than the close of business  Eastern  Standard  time on the 4th  Business Day prior to the 10-K Filing  Deadline,  an officer of the Master Servicer in charge of the master  servicing  function shall sign the Form 10-K and, in the case where the Master Servicer and the Securities  Administrator  are
unaffiliated,  return an electronic  or fax copy of such signed Form 10-K (with an original  executed hard copy to follow by  overnight  mail) to the  Securities  Administrator.  If a Form 10-K  cannot be filed on time or if a previously  filed Form 10-K needs to be amended,  the  Securities  Administrator  will follow the  procedures  set forth in Section  4.02(a)(v)(B).  Promptly  (but no later than one (1) Business  Day)
after  filing with the  Commission,  the  Securities  Administrator  shall make  available on its internet website a final  executed  copy of each Form  10-K  filed by the  Securities  Administrator.  The  signing party at the Master  Servicer  can be  contacted  as set forth in Section  7.03.  Form 10-K  requires  the registrant  to  indicate  (by  checking  "yes" or "no") that it (1) has filed all  reports  required to be filed by Section 13 or 15(d) of the  Exchange  Act during  the  preceding  12 months (or for such  shorter period that the  registrant  was required to file such  reports),  and (2) has been subject to such filing requirements  for the past 90 days. The Depositor  shall notify the Securities  Administrator  in writing, no later than March 15th of each year in which the Trust is subject to the  requirements  of the  Exchange
Act with  respect to the filing of a report on Form 10-K,  if the answer to the  question  should be "no".
The  Securities  Administrator  shall be  entitled  to rely on such  response  and in any such  notice  in preparing,  executing  and/or filing any such report.  The parties to this Agreement  acknowledge that the performance  by the Master  Servicer and the Securities  Administrator  of their  respective  duties under
Sections  4.02(a)(iv)  and (v)  related to the timely  preparation,  execution  and filing of Form 10-K is contingent  upon such parties  strictly  observing all  applicable  deadlines in the  performance of their duties  under such  Sections  and  Sections  3.20and  Section  3.21.  Neither the Master  Servicer nor the
Securities  Administrator shall have any liability for any loss, expense,  damage, claim arising out of or with respect to any failure to properly  prepare,  execute  and/or timely file such Form 10-K,  where such failure  results from the Master  Servicer's  or the  Securities  Administrator's  inability or failure to receive,  on a timely basis,  any information  from any other party hereto needed to prepare,  arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                  (D)      Each  Form  10-K  shall  include  a   certification   (the   "Sarbanes-Oxley
Certification")  required  to be included  therewith  pursuant  to the  Sarbanes-Oxley  Act which shall be signed by the  Certifying  Person and delivered to the Securities  Administrator  no later than March 15th of each year in which the  Trust is  subject  to the  reporting  requirements  of the  Exchange  Act.  The
Master Servicer shall cause the Servicer,  and any subservicer or subcontractor  engaged by it to, provide to the Person who signs the  Sarbanes-Oxley  Certification  (the  "Certifying  Person"),  by March 10th of
each year in which the Trust is subject to the reporting  requirements  of the Exchange Act (or such other date specified in the related  Servicing  Agreement) and otherwise within a reasonable period of time upon request,  a  certification  (each, a "Back-Up  Certification"),  in the form attached hereto as Exhibit _, upon which the  Certifying  Person,  the entity for which the  Certifying  Person acts as an officer,  and
such  entity's   officers,   directors  and  Affiliates   (collectively   with  the   Certifying   Person,
"Certification  Parties")  can  reasonably  rely.  In addition,  the Mortgage Loan Seller and, in the case where the Master Servicer and Securities  Administrator are not affiliated,  the Securities  Administrator shall  sign a Back-Up  Certification  substantially  in the form of  Exhibit  _;  provided,  however,  the
Mortgage Loan Seller and the  Securities  Administrator  shall not be required to undertake an analysis of any  accountant's  report  attached as an exhibit to the Form 10-K.  An officer of the Master  Servicer in charge of the master  servicing  function  shall  serve as the  Certifying  Person on behalf of the Trust.
Such officer of the Certifying Person can be contacted as set forth in Section 7.03.

                  (iv)     With  respect to any  Additional  Form 10-D  Disclosure,  Additional  Form 10-K
Disclosure or any Form 8-K Disclosure  Information  (collectively,  the "Additional  Disclosure") relating to the Trust Fund, the Securities  Administrator's  obligation to include such  Additional  Information in the  applicable  Exchange  Act report is subject to receipt from the entity that is indicated in Exhibit I as the responsible party for providing that information,  if other than the Securities  Administrator,  as and when required as described in Section  4.02(a)(i)  through  (iii) above.  Such  Additional  Disclosure shall be  accompanied  by a notice  substantially  in the form of  Exhibit  M. Each of the  Servicer,  the
Master Servicer,  the Seller,  the Securities  Administrator and the Depositor hereby agrees to notify and provide,  to  the  extent  known  to the  Servicer,  the  Master  Servicer,  the  Seller,  the  Securities
Administrator  and the Depositor all  Additional  Disclosure  relating to the Trust Fund,  with respect to which such party is indicated in Exhibit I as the responsible  party for providing that  information.  The
Issuing  Entity shall be  responsible  for any  reasonable  fees and expenses  assessed or incurred by the
Securities  Administrator in connection with including any Additional  Disclosure  information pursuant to this Section.

                  So long as the  Depositor  is subject to the filing  requirements  of the  Exchange  Act with respect to the Trust Fund, the Indenture  Trustee shall notify the Securities  Administrator  and the
Depositor of any bankruptcy or  receivership  with respect to the Indenture  Trustee or of any proceedings of the type  described  under Item 1117 of  Regulation AB that have occurred as of the related Due Period, together  with a  description  thereof,  no later than the date on which such  information  is required of other  parties  hereto as set forth under this Section  4.02.  In addition,  the  Indenture  Trustee shall notify the Securities  Administrator  and the Depositor of any affiliations or relationships  that develop after the Closing Date between the Indenture  Trustee and the  Depositor,  the Seller,  the Servicer,  the
Securities  Administrator,  the Master  Servicer or the Custodian of the type described under Item 1119 of
Regulation  AB,  together with a description  thereof,  no later than March 15 of each year that the Trust is subject to the Exchange Act reporting  requirements,  commencing in 2008. Should the  identification of any of the Depositor, the Servicer, the Seller, the Securities  Administrator,  the Master Servicer or the
Custodian change,  the Depositor and the Sponsor,  to the extent known by them, shall each promptly notify the Indenture Trustee.

                  (v)      (A) On or prior to  January  30th of the  first  year in which  the  Securities
Administrator is able to do so under applicable law, the Securities  Administrator  shall prepare and file a Form 15 relating to the  automatic  suspension  of  reporting in respect of the Trust under the Exchange
Act.

                  (B)      In the event that the  Securities  Administrator  is unable to timely file with the  Commission  all or any required  portion of any Form 8-K,  10-D or 10-K  required to be filed by this
Agreement  because  required  disclosure  information  was either not  delivered  to it or delivered to it after  the  delivery  deadlines  set  forth in this  Agreement  or for any other  reason,  the  Securities
Administrator  shall promptly notify the Depositor and the Master  Servicer.  In the case of Form 10-D and
10-K, the Depositor,  the Master Servicer and the Securities  Administrator shall cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as  applicable,  pursuant to Rule 12b-25 of the Exchange  Act. In the  case of Form  8-K,  the  Securities  Administrator  will,  upon  receipt  of all  required  Form  8-K
Disclosure  Information  and upon the approval of the Depositor,  include such  disclosure  information on the next Form 10-D.  In the event that any  previously  filed Form 8-K,  10-D or 10-K needs to be amended, and such amendment relates to any Additional  Disclosure,  the Securities  Administrator  shall notify the
Depositor and the parties  affected  thereby and such parties will cooperate to prepare any necessary Form
8-K,  10-DA or 10-KA.  Any Form 15,  Form  12b-25 or any  amendment  to Form  8-K,  10-D or 10-K  shall be signed by an  appropriate  officer  of the  Master  Servicer.  The  parties  hereto  acknowledge  that the performance  by the Master  Servicer and the Securities  Administrator  of their  respective  duties under this  Section  3.15(a)(v)  related  to the  timely  preparation,  execution  and filing of Form 15, a Form
12b-25  or any  amendment  to Form  8-K,  10-D or 10-K is  contingent  upon the  Master  Servicer  and the
Depositor  timely  performing  their  duties  under this  Section.  Neither  the Master  Servicer  nor the
Securities  Administrator shall have any liability for any loss,  expense,  damage or claim arising out of or with  respect to any failure to properly  prepare,  execute  and/or  timely file any such Form 15, Form
12b-25 or any amendments to Form 8-K, 10-D or 10-K,  where such failure  results from a party's failure to deliver,  on a timely basis, any information  from such party needed to prepare,  arrange for execution or file such Form 15, Form 12b-25 or any  amendments  to Form 8-K, 10-D or 10-K,  not resulting  from its own negligence, bad faith or willful misconduct.

                  The  Depositor  and the  Sponsor  each  agrees to  promptly  furnish  to the  Securities
Administrator,  from  time  to time  upon  reasonable  request,  such  further  information,  reports  and financial  statements  within its control  and related to this  Agreement  and the  Mortgage  Loans as the
Securities  Administrator  that it reasonably deems appropriate in order to prepare and file all necessary reports with the Commission.  The Securities  Administrator shall have no responsibility to file any items other than those specified in this Section 4.02;  provided,  however,  the Securities  Administrator shall cooperate with the Depositor in connection  with any additional  filings with respect to the Trust Fund as the  Depositor  deems  necessary  under the Exchange  Act.  Fees and expenses  incurred by the  Securities
Administrator in connection with this Section 4.02 shall not be reimbursable from the Trust Fund.

                  (b)      The Securities  Administrator  shall indemnify and hold harmless the Depositor, the Indenture Trustee,  the Servicer,  the Seller and the Sponsor and each of its officers,  directors and affiliates from and against any losses, damages, claims,  penalties,  fines,  forfeitures,  reasonable and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon a breach of the Securities  Administrator's  obligations  under  Sections 3.20,  3.21 and 4.02 or the
Securities  Administrator's  negligence,  bad faith or willful  misconduct  in  connection  therewith.  In addition,  the Securities  Administrator  shall  indemnify and hold harmless the Depositor,  the Indenture
Trustee,  the Servicer,  the Seller and the Sponsor and each of their respective  officers,  directors and affiliates from and against any losses, damages, claims,  penalties,  fines,  forfeitures,  reasonable and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged  untrue  statement of any material fact contained in any Back-Up
Certification,  any Annual  Statement of  Compliance,  any  Assessment  of  Compliance  or any  Additional
Disclosure  provided by the  Securities  Administrator  on its behalf or on behalf of any  subservicer  or subcontractor  engaged  by the  Securities  Administrator  pursuant  to  Section  3.20,  3.21 or 4.02 (the
"Securities  Administrator  Information"),  or (ii) any  omission or alleged  omission to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  in which they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph shall be construed  solely by reference to the Securities  Administrator  Information and not to
any  other  information  communicated  in  connection  with the  Notes,  without  regard  to  whether  the
Securities  Administrator  Information  or any portion  thereof is presented  together  with or separately from such other information.

                  The  Depositor  shall  indemnify  and hold harmless the  Securities  Administrator,  the
Servicer,  the Seller, the Indenture Trustee,  the Sponsor, the Custodian and the Master Servicer and each of its  officers,  directors  and  affiliates  from and against any losses,  damages,  claims,  penalties, fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments and other costs and expenses  arising  out of or based  upon a breach of the  obligations  of the  Depositor  to  deliver  the information  to be provided by it as set forth in Exhibit I or the  Depositor's  negligence,  bad faith or willful misconduct in connection therewith.  In addition,  the Depositor shall indemnify and hold harmless the Master Servicer,  the Servicer,  the Indenture Trustee,  the Seller, the Sponsor,  the Custodian,  the
Securities  Administrator and each of its respective  officers,  directors and affiliates from and against any losses,  damages,  claims,  penalties,  fines,  forfeitures,  reasonable and necessary  legal fees and related  costs,  judgments  and other  costs and  expenses  arising  out of or based  upon (i) any  untrue statement or alleged  untrue  statement  of any  material  fact  contained  in any  Additional  Disclosure provided by the  Depositor  that is required to be filed  pursuant to this Section  4.02 (the  "Depositor
Information"),  or (ii) any omission or alleged  omission to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the  circumstances in which they were made, not  misleading;  provided,  by way of  clarification,  that this paragraph  shall be construed solely  by  reference  to the  Depositor  Information  that is  required  to be filed and not to any other information  communicated  in  connection  with  the  Notes,  without  regard  to  whether  the  Depositor
Information or any portion thereof is presented together with or separately from such other information.

                  The Master  Servicer  shall  indemnify  and hold  harmless the  Indenture  Trustee,  the
Servicer,  the Seller, the Sponsor, and the Depositor and each of its respective  officers,  directors and affiliates from and against any losses, damages, claims,  penalties,  fines,  forfeitures,  reasonable and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  obligations of the Master  Servicer under Sections 3.20, 3.21 and 4.02 or the Master
Servicer's  negligence,  bad faith or willful misconduct in connection therewith.  In addition, the Master
Servicer  shall  indemnify and hold harmless the  Indenture  Trustee,  the  Depositor,  the Servicer,  the
Seller,  the Sponsor,  and each of their  officers,  directors and affiliates from and against any losses, damages, claims,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments  and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged untrue statement of any material fact contained in any Annual  Statement of Compliance,  any Assessment of
Compliance  or any  Additional  Disclosure  provided by the Master  Servicer on its behalf or on behalf of any subservicer or  subcontractor  engaged by the Master  Servicer  pursuant to Section 3.20, 3.21 or 4.02
(the  "Master  Servicer  Information"),  or (ii) any  omission  or  alleged  omission  to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  in which they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph shall be construed  solely by reference to the Master Servicer  Information and not to any other information  communicated  in connection  with the Notes,  without  regard to whether the Master  Servicer
Information or any portion thereof is presented together with or separately from such other information.

                  The Servicer  shall  indemnify  and hold  harmless  the  Securities  Administrator,  the
Master Servicer,  the Securities  Administrator,  the Custodian,  the Indenture Trustee, and the Depositor
and each of its  respective  officers,  directors  and  affiliates  from and against any losses,  damages, claims, penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments and other costs and  expenses  arising out of or based upon a breach of the  obligations  of the  Servicer under  Sections  3.20,  3.21 and 4.02 or the  Servicer's  negligence,  bad faith or willful  misconduct in
connection   therewith.   In  addition,   the  Servicer  shall  indemnify  and  hold  harmless  Securities
Administrator,  the Master Servicer, the Securities  Administrator,  the Custodian, the Indenture Trustee,
and the  Depositor,  and each of their  officers,  directors and  affiliates  from and against any losses, damages, claims,  penalties,  fines,  forfeitures,  reasonable and necessary legal fees and related costs, judgments  and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged untrue statement of any material fact contained in any Annual  Statement of Compliance,  any Assessment of
Compliance  or any  Additional  Disclosure  provided  by the  Servicer  on its  behalf or on behalf of any subservicer  or  subcontractor  engaged  by the  Servicer  pursuant  to  Section  3.20,  3.21 or 4.02 (the
"Servicer  Information"),  or (ii) any  omission  or alleged  omission  to state  therein a material  fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances in which they were made, not misleading;  provided, by way of clarification,  that this paragraph shall be construed solely by reference to the Servicer  Information and not to any other  information  communicated in connection  with the Notes,  without regard to whether the Servicer  Information or any portion thereof is presented together with or separately from such other information.

                  The Custodian shall indemnify and hold harmless the Securities Administrator,  the Master
Servicer,  the Servicer,  the Seller, the Sponsor, the Indenture Trustee, and the Depositor and each of its respective  officers  and  directors  from and against  any  losses,  damages,  claims,  penalties,  fines, forfeitures,  reasonable and necessary legal fees and related costs, judgments and other costs and expenses directly resulting from a material breach of the obligations of the Custodian under Sections 3.20, 3.21 and
4.02 of this Agreement constituting negligence,  bad faith or willful misconduct on behalf of the Custodian in  connection  therewith.  In  addition,  the  Custodian  shall  indemnify  and hold  harmless  Securities
Administrator,  the Master Servicer, the Securities  Administrator,  the Servicer, the Seller, the Sponsor,
the Indenture  Trustee,  and the Depositor,  and each of their officers,  directors and affiliates from and against any losses, damages, claims, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs,  judgments and other costs and expenses directly  resulting from (i) any untrue statement or alleged  untrue  statement  of any material  fact  contained in any Annual  Statement  of  Compliance,  any
Assessment of Compliance or any Additional  Disclosure provided by the Custodian on its behalf or on behalf of any subservicer or subcontractor engaged by the Custodian pursuant to Section 3.20, 3.21 or 4.02 of this
Agreement  (the  "Custodian  Information"),  or (ii) any  omission or alleged  omission to state  therein a material fact required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances  in which  they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph  shall be  construed  solely  by  reference  to the  Custodian  Information  and not to any other information  communicated in connection with the Notes, without regard to whether the Custodian Information or any portion thereof is presented together with or separately from such other information.

                  The  Sponsor  shall  indemnify  and hold  harmless  the  Securities  Administrator,  the
Depositor,  the Indenture  Trustee,  the Custodian,  the Securities  Administrator and the Master Servicer
and each of its  officers,  directors  and  affiliates  from and  against  any  losses,  damages,  claims, penalties,  fines,  forfeitures,  reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  obligations  of the Sponsor  under
Section 4.02 or the Sponsor's  negligence,  bad faith or willful  misconduct in connection  therewith.  In addition,  the Sponsor shall  indemnify  and hold  harmless the  Depositor,  the  Indenture  Trustee,  the
Custodian,  the Securities  Administrator  and the Master  Servicer and each of its  respective  officers, directors and affiliates from and against any losses,  damages,  claims,  penalties,  fines,  forfeitures, reasonable  and necessary  legal fees and related  costs,  judgments and other costs and expenses  arising out of or based upon (i) any untrue  statement or alleged untrue  statement of any material fact contained in any  Additional  Disclosure  provided  by the Sponsor  that is  required  to be filed  pursuant to this
Section 4.02 (the  "Sponsor  Information"),  or (ii) any omission or alleged  omission to state  therein a material fact required to be stated therein or necessary to make the statements  therein,  in light of the circumstances  in which they were made,  not  misleading;  provided,  by way of  clarification,  that this paragraph shall be construed  solely by reference to the Sponsor  Information that is required to be filed and not to any other  information  communicated  in connection  with the Notes,  without regard to whether the Sponsor  Information or any portion  thereof is presented  together with or separately from such other information.

                  If the  indemnification  provided  for herein is  unavailable  or  insufficient  to hold harmless the  Depositor,  the  Securities  Administrator,  the Sponsor,  the  Servicer,  the Seller or the
Master  Servicer,  as applicable,  then the defaulting  party, in connection with any conduct for which it is providing  indemnification  under this Section  4.02(b),  agrees that it shall contribute to the amount paid or payable by the other  parties as a result of the losses,  claims,  damages or  liabilities  of the other party in such  proportion as is appropriate  to reflect the relative fault and the relative  benefit of the respective parties.

                  The  indemnification  provisions  set forth in this Section  4.02(b)  shall  survive the termination of this Agreement or the termination of any party to this Agreement.

                  (c)      Failure of the Master  Servicer  to comply  with  Section  3.20,  3.21 and this
Section  4.02  (including  with  respect to the  timeframes  required  herein)  shall  constitute a Master
Servicer  Event of  Termination,  and at the written  direction of the  Depositor,  the Indenture  Trustee shall,  in addition to whatever  rights the Indenture  Trustee may have under this Agreement and at law or equity or to damages,  including  injunctive  relief and  specific  performance,  upon notice  immediately terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement and in and to the Mortgage Loans and the proceeds  thereof  without  compensating  the Master Servicer for the same (but subject to the Master Servicer rights to payment of any Master Servicing  Compensation  and  reimbursement of all amounts for which it is entitled to be  reimbursed  prior to the date of  termination).  Failure of the Securities  Administrator  to comply with this Section 3.17  (including with respect to the timeframes required  in this  Section)  which  failure  results in a failure to timely  file the  related  Form 10-K, shall, at the written  direction of the Depositor,  constitute a default and the Indenture  Trustee at the direction of the Depositor  shall,  in addition to whatever  rights the  Indenture  Trustee may have under this Agreement and at law or equity or to damages,  including injunctive relief and specific  performance, upon notice  immediately  terminate  all of the rights and  obligations  of the  Securities  Administrator under this Agreement and in and to the Mortgage Loans and the proceeds  thereof without  compensating  the
Securities  Administrator  for  the  same  (but  subject  to  the  Securities   Administrator's  right  to
reimbursement  of  all  amounts  for  which  it  is  entitled  to be  reimbursed  prior  to  the  date  of termination).  This  paragraph  shall  supersede  any  other  provision  in this  Agreement  or any  other agreement to the contrary.  In connection  with the  termination of the Master  Servicer or the Securities
Administrator  pursuant to this Section 4.02, the Indenture  Trustee shall be entitled to reimbursement of all costs and expenses  associated  with such  termination  to the extent set forth in Section 6.08 of the
Indenture.  Notwithstanding  anything  to the  contrary  in this  Agreement,  no Event of  Default  by the
Master  Servicer  or default by the  Securities  Administrator  shall have  occurred  with  respect to any failure to properly  prepare,  execute  and/or timely file any report on Form 8-K, Form 10-D or Form 10-K, any Form 15 or Form 12b-25 or any  amendments to Form 8-K, 10-D or 10-K,  where such failure  results from a party's  failure to deliver,  on a timely  basis,  any  information  from such party  needed to prepare, arrange  for  execution  or file any such  report,  Form or  amendment,  and does not result  from its own negligence, bad faith or willful misconduct.

                  (d)      Notwithstanding  the  provisions  of Section  7.01,  this  Section  4.02 may be amended without the consent of the Noteholders.

                  (e)      Any report,  notice or  notification  to be delivered by the Master Servicer or the Securities  Administrator  to the Depositor  pursuant to this Section 4.02, may be delivered via email to  RegABNotifications@bear.com  or,  in the case of a  notification,  telephonically  by  calling  Reg AB
Compliance Manager at 212-272-7525.

                  (f)      Each of the parties  acknowledges and agrees that the purpose of Sections 3.20,
3.21 and 4.02 of this Agreement is to facilitate  compliance by the Sponsor,  the Depositor and the Master
Servicer  with the  provisions  of  Regulation  AB.  Therefore,  each of the  parties  agrees that (a) the obligations  of the  parties  hereunder  shall be  interpreted  in such a  manner  as to  accomplish  that purpose,  (b) the parties'  obligations  hereunder  will be  supplemented  and modified as necessary to be consistent  with any such  amendments,  interpretive  advice or guidance,  convention  or consensus  among active  participants in the asset-backed  securities  markets,  advice of counsel, or otherwise in respect of the  requirements of Regulation AB, (c) the parties shall comply with  reasonable  requests made by the
Sponsor,  the Depositor,  the Master Servicer or the Securities  Administrator  for delivery of additional or  different  information  as  the  Sponsor,  the  Depositor,  the  Master  Servicer  or  the  Securities
Administrator  may determine in good faith is necessary to comply with the  provisions  of Regulation  AB, and (d) no amendment  of this  Agreement  shall be required to effect any such changes in the  obligations of the parties to this  transaction  as are  necessary  to  accommodate  evolving  interpretations  of the provisions of Regulation AB.

                  Section 4.03.     Swap Account.

                  (a)      On the Closing Date, the Securities  Administrator shall establish and maintain a separate,  segregated trust account titled,  "Swap Account,  The Bank of New York, as Indenture Trustee,
in trust for the  registered  Noteholders  of Newcastle  Mortgage  Securities  Trust 2007-1,  Asset-Backed
Notes,  Series  2007-1." Such account shall be an Eligible  Account and funds on deposit  therein shall be held separate and apart from,  and shall not be commingled  with,  any other  moneys,  including,  without limitation,  other  moneys of the  Securities  Administrator  held  pursuant  to this  Agreement.  Amounts therein shall be held uninvested.

                  (b)      On the  Business Day prior to Payment  Date,  prior to any payment to any Note, the  Securities  Administrator  shall  deposit into the Swap Account the amount of any Net Swap Payment or
Swap Termination  Payment (other than any Swap Termination  Payment resulting from a Swap Provider Trigger
Event) owed to the Swap  Provider  (after  taking  into  account any  upfront  payment  received  from the counterparty  to a  replacement  interest  rate swap  agreement)  from funds  collected  and received with respect to the Mortgage Loans prior to the  determination  of Available Funds and all amounts  received by it from the Swap Provider.

                  (c)      The  Securities  Administrator  shall use any payment  received  from the Owner
Trustee  pursuant to Section 2.03 of the Trust  Agreement  to make any upfront  payment  required  under a replacement  swap agreement and any upfront payment  received from the  counterparty to a replacement swap agreement shall be used to pay any Swap Termination Payment owed to the Swap Provider.

                  Section 4.04.     Cap Account.

                  (a)      On the Closing Date, the Securities  Administrator shall establish and maintain a separate,  segregated trust account titled,  "Cap Account,  The Bank of New York, as Indenture  Trustee,
in trust for the  registered  Noteholders  of Newcastle  Mortgage  Securities  Trust 2007-1,  Asset-Backed
Notes,  Series  2007-1." Such account shall be an Eligible  Account and funds on deposit  therein shall be held separate and apart from,  and shall not be commingled  with,  any other  moneys,  including,  without limitation,  other  moneys of the  Securities  Administrator  held  pursuant  to this  Agreement.  Amounts therein shall be held uninvested.

                                                ARTICLE V

                                      THE SERVICER AND THE DEPOSITOR

                  Section 5.01.     Liability of the Servicer, Master Servicer and the Depositor.

                  The Servicer and Master  Servicer  shall be liable in  accordance  herewith  only to the extent of the  obligations  specifically  imposed upon and undertaken by Servicer or Master  Servicer,  as the case may be, herein.  The Depositor  shall be liable in accordance  herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor.

                  Section 5.02.     Merger or Consolidation  of, or Assumption of the Obligations of, the
                                    Servicer or the Depositor.

                  Any entity into which the Servicer or Depositor  may be merged or  consolidated,  or any entity  resulting  from any merger,  conversion  or  consolidation  to which the Servicer or the Depositor shall be a party,  or any corporation  succeeding to the business of the Servicer or the Depositor,  shall be the successor of the Servicer or the Depositor,  as the case may be,  hereunder,  without the execution or filing of any paper or any  further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided,  however,  that the  successor  Servicer  shall  satisfy all the requirements of Section 6.02 with respect to the qualifications of a successor Servicer.

                  Section 5.03.     Limitation on Liability of the Servicer, Master Servicer and Others.

                  None of the  Servicer,  the Master  Servicer,  the Depositor nor any of the directors or officers or employees or agents of the Servicer,  the Master  Servicer or the Depositor shall be under any liability to the Trust or the  Noteholders  for any action taken or for refraining  from the taking of any action by the Servicer the Master  Servicer,  or the Depositor in good faith  pursuant to this  Agreement, or for errors in judgment;  provided,  however,  that this provision  shall not protect the Servicer,  the
Master  Servicer,  the Depositor or any such Person against any liability which would otherwise be imposed by  reason of its  willful  misfeasance,  bad  faith or  negligence  in the  performance  of duties of the
Servicer,  the  Master  Servicer,  or the  Depositor,  as the case may be, or by  reason  of its  reckless disregard of its obligations and duties as Servicer,  Master Servicer,  or Depositor,  as the case may be, hereunder.  The  Servicer  and Master  Servicer,  and any  director or officer or employee or agent of the
Servicer  or Master  Servicer  may rely in good faith on any  document  of any kind prima  facie  properly executed and submitted by any Person respecting any matters arising  hereunder.  The Servicer,  the Master
Servicer and the Depositor,  and any director or officer or employee or agent of the Servicer,  the Master
Servicer  or the  Depositor,  shall be  indemnified  by the  Trust  and held  harmless  against  any loss, liability or expense  incurred in connection  with (i) any legal action  relating to this Agreement or the
Notes,  other than any loss,  liability  or expense  incurred  by reason of its willful  misfeasance,  bad faith or negligence or by reason of its reckless  disregard of its obligations and duties  hereunder or by reason  of its  failure  to  perform  its  obligations  or  duties  hereunder  and  (ii) any  breach  of a representation  or warranty  regarding  the  Mortgage  Loans.  The  Servicer,  the Master  Servicer or the
Depositor  may  undertake  any such action  which it may deem  necessary  or  desirable in respect of this
Agreement,  and the  rights  and  duties  of the  parties  hereto  and the  interests  of the  Noteholders hereunder.  In such event,  unless the  Depositor,  the Master  Servicer or the Servicer  acts without the consent of the Holders of 51% of the aggregate Note Balance of the Notes,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities of the Trust and the Servicer shall be entitled to be reimbursed  therefor from the Collection  Account as and to the extent provided in Section 3.11, any such right of  reimbursement  being prior to the rights of the  Noteholders  to  receive  any  amount  in the  Collection  Account.  The  Master  Servicer  shall  be indemnified by the Issuing Entity pursuant to Section 6.07 of the Indenture.

                  The  Servicer's  and the  Depositor's  right to indemnity or  reimbursement  pursuant to this Section shall survive any  resignation  or  termination  of the Servicer  pursuant to Section 5.04 or
6.01 with respect to any losses,  expenses,  costs or  liabilities  arising prior to such  resignation  or termination (or arising from events that occurred prior to such  resignation or  termination).  The Master
Servicer's  right  to  indemnity  or  reimbursement  pursuant  to this  Section  5.03  shall  survive  any resignation  or termination  of the Master  Servicer  pursuant to Section 3.40 or 6.06 with respect to any losses,  expenses,  costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

                  Section 5.04.     Servicer Not to Resign.

                  The  Servicer  shall not resign from the  obligations  and duties  hereby  imposed on it except upon  determination  that its duties hereunder are no longer  permissible under applicable law. Any such  determination  pursuant to the preceding  sentence  permitting the resignation of the Servicer shall be  evidenced  by an Opinion of  Counsel  to such  effect  obtained  at the  expense of the  Servicer  and delivered to the Master  Servicer.  No  resignation  of the  Servicer  shall  become  effective  until the
Servicer  appoints a successor  servicer and the  successor  servicer  shall have  assumed the  Servicer's responsibilities,  duties,  liabilities  (other than those liabilities  arising prior to the assumption of servicing  duties by the Successor  Servicer) and obligations  under this Agreement.  Any such resignation shall not relieve the Servicer of  responsibility  for any of the  obligations  specified in Sections 6.01 and 6.02 as obligations that survive the resignation or receipt of notice of termination of the Servicer

                  Except as  expressly  provided  in this  Agreement,  the  Servicer  shall not  assign or transfer  any of its rights,  benefits or  privileges  hereunder  to any other  Person,  or delegate to or subcontract  with,  or authorize  or appoint any other  Person to perform any of the duties,  covenants or obligations to be performed by the Servicer hereunder.  The foregoing  prohibition on assignment shall not prohibit the Servicer from  designating a Sub-Servicer as payee of any  indemnification  amount payable to the Servicer hereunder;  provided,  however, no Sub-Servicer shall be a third-party  beneficiary hereunder and the parties  hereto shall not be required to recognize any  Sub-Servicer  as an indemnitee  under this
Agreement.

                  Section 5.05.     Delegation of Duties.

                  In the  ordinary  course of  business,  the Servicer at any time may delegate any of its duties  hereunder to any Person,  including  any of its  Affiliates,  who agrees to conduct such duties in accordance  with  standards  comparable  to those set forth in Section  3.01.  Such  delegation  shall not relieve the Servicer of its  liabilities  and  responsibilities  with respect to such duties and shall not constitute a resignation  within the meaning of Section 5.04.  Except as provided in Section 3.02, no such delegation is permitted that results in the delegee  subservicing  any Mortgage Loans.  The Servicer shall provide the Indenture  Trustee,  Master Servicer and Securities  Administrator  with 60 days prior written notice  prior to the  delegation  of any of its  duties to any  Person  other  than any of the  Servicer's
Affiliates or their respective successors and assigns.

                  Section 5.06.     Indemnification.

                  (a)      The Servicer  agrees to indemnify  and hold the  Indenture  Trustee,  the Owner
Trustee, the Sponsor, the Master Servicer, the Securities  Administrator,  the Seller, the Sponsor and the
Depositor  harmless against any and all claims,  losses,  penalties,  fines,  forfeitures,  legal fees and related costs,  judgments,  and any other costs, fees and expenses that the Indenture  Trustee,  the Owner
Trustee, the Sponsor, the Master Servicer,  the Securities  Administrator,  the Seller, the Sponsor or the
Depositor  may  sustain  in any way  related  to the  failure of the  Servicer  to perform  its duties and service the Mortgage Loans in compliance with the terms of this Agreement.

                  (b)      The  Master  Servicer  shall  indemnify  and  hold  harmless  the  Trust,   the
Securities  Administrator,  the Servicer,  the Seller, the Sponsor,  the Depositor,  the Indenture Trustee
and the Owner  Trustee  from and  against  any loss,  liability,  expense,  damage or injury  suffered  or sustained  by reason  of the  Master  Servicer's  willful  misfeasance,  bad  faith or  negligence  in the performance of its  activities in master  servicing or  administering  the Mortgage Loans pursuant to this
Agreement,  including,  but not limited to, any judgment,  award,  settlement,  reasonable attorneys' fees and other costs or expenses  incurred in connection  with the defense of any actual or threatened  action, proceeding  or claim  related to the Master  Servicer's  misfeasance,  bad faith or  negligence.  Any such indemnification  shall not be  payable  from the  assets of the  Trust.  The  provisions  of this  Section
5.06(b) shall survive the termination of this Agreement.

                  (c)      The Custodian  shall indemnify and hold harmless the Trust,  the Servicer,  the
Seller,  the Sponsor,  the  Depositor  and the  Indenture  Trustee  from and against any loss,  liability, expense,  damage or injury directly  resulting from a Custodial  Delivery Failure.  The provisions of this
Section 5.06(c) shall survive the termination of this Agreement.

                  Section 5.07.     Inspection

                  The Servicer,  in its capacity as Servicer,  shall afford the Indenture  Trustee and the
Master Servicer,  upon reasonable notice,  during normal business hours,  access to all records maintained by the  Servicer  in respect  of its  rights and  obligations  hereunder  and  access to  officers  of the
Servicer responsible for such obligations.

                                                ARTICLE VI

                                                  DEFAULT

                  Section 6.01.     Servicer Events of Termination.

                  (a)      If any one of the following events  ("Servicer  Events of  Termination")  shall occur and be continuing:

                           (i)      (A) The failure by the Servicer to make any Advance;  or (B) any other failure by the  Servicer  to deposit in the  Collection  Account or the Note  Account any deposit required to be made under the terms of this  Agreement  which  continues  unremedied for a period of one Business  Day after the date upon which  written  notice of such  failure  shall have been given to the Servicer by the Master Servicer,  Securities  Administrator or Indenture  Trustee or
         to the Servicer and the  Indenture  Trustee by any Holders of not less than 25% of the  aggregate
         Note Balances of the Notes; or

                           (ii)     The failure by the  Servicer to make any  required  Servicing  Advance which failure  continues  unremedied for a period of 30 days, or the failure by the Servicer duly to observe or perform,  in any material respect,  any other covenants,  obligations or agreements of the Servicer as set forth in this Agreement,  which failure continues  unremedied for a period of 30 days (or if such  failure or breach  cannot be  remedied  within 30 days,  then such remedy shall have been commenced within 30 days and diligently pursued  thereafter;  provided,  however, that in no event  shall such  failure or breach be allowed to exist for a period of greater  than
         90 days),  after the date (A) on which written  notice of such failure,  requiring the same to be
         remedied,   shall  have  been  given  to  the  Servicer  by  the  Master   Servicer,   Securities
         Administrator  or Indenture  Trustee or to the Indenture  Trustee by any Holders of not less than
         25% of the  aggregate  Note Balance of the Notes or (B) of actual  knowledge of such failure by a
         Servicing Officer of the Servicer; or

                           (iii)    The  entry  against  the  Servicer  of a decree or order by a court or agency or supervisory  authority  having  jurisdiction  in the premises for the  appointment of a trustee, conservator,  receiver or liquidator in any insolvency,  conservatorship,  receivership, readjustment of debt,  marshalling of assets and liabilities or similar  proceedings,  or for the winding  up or  liquidation  of its  affairs,  and the  continuance  of any such  decree or order unstayed and in effect for a period of 60 days;

                           (iv)     Reserved; or

                           (v)      The Servicer  shall  voluntarily go into  liquidation,  consent to the appointment  of a  conservator  or receiver or liquidator  or similar  person in any  insolvency, readjustment  of debt,  marshalling  of assets  and  liabilities  or  similar  proceedings  of or relating to the  Servicer or of or relating to all or  substantially  all of its  property;  or a decree  or order  of a court or  agency  or  supervisory  authority  having  jurisdiction  in the premises for the  appointment  of a  conservator,  receiver,  liquidator or similar person in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings, or for the  winding-up  or  liquidation  of its  affairs,  shall have been  entered  against  the
         Servicer  and such  decree or order  shall  have  remained  in force  undischarged,  unbonded  or unstayed  for a period of 60 days;  or the Servicer  shall admit in writing its  inability to pay its debts  generally  as they become due,  file a petition to take  advantage  of any  applicable insolvency or  reorganization  statute,  make an  assignment  for the benefit of its creditors or voluntarily suspend payment of its obligations;

                  (b)      then,  and in  each  and  every  such  case,  so long as a  Servicer  Event  of
Termination  shall not have been remedied within the applicable  grace period,  (x) with respect solely to clause  (i)(A)  above,  if such  Advance is not made by 11:00 A.M.,  New York time,  on the  Business  Day immediately  following  the  Servicer  Remittance  Date  (provided  the  Master  Servicer  shall  give the
Servicer,  and the Servicer shall have  received,  notice of such failure to advance by 5:00 P.M. New York time on the  Servicer  Remittance  Date),  the  Master  Servicer  shall  terminate  all of the  rights and obligations of the Servicer under this Agreement and the Successor  Servicer  appointed in accordance with
Section 6.02, shall  immediately  make such Advance and assume,  pursuant to Section 6.02, the duties of a successor  Servicer and (y) in the case of (i)(B),  (ii), (iii) and (iv) above, the Master Servicer shall, at the direction of the Holders of each Class of Notes  evidencing  Percentage  Interests  aggregating not less than 51%, by notice then given in writing to the Servicer and Master  Servicer  (and to the Indenture
Trustee if given by Holders of Notes),  terminate  all of the rights and  obligations  of the  Servicer as servicer  under  this  Agreement.  Any such  notice to the  Servicer  shall  also be given to each  Rating
Agency,  the  Depositor,  the Sponsor and the Seller.  On or after the receipt by the Servicer (and by the
Indenture  Trustee if such notice is given by the  Holders) of such  written  notice,  all  authority  and power of the Servicer  under this  Agreement,  whether with respect to the Notes or the Mortgage  Loans or otherwise,  shall pass to and be vested in the  Successor  Servicer  pursuant  to and under this  Section;
and,  without  limitation,  and the Successor  Servicer is hereby  authorized and empowered to execute and deliver,  on behalf of the Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or  accomplish  all other acts or things  necessary or  appropriate  to effect the purposes  of such  notice of  termination,  whether to  complete  the  transfer  and  endorsement  of each
Mortgage Loan and related  documents or  otherwise.  The Servicer  agrees to cooperate  with the Successor
Servicer (or the applicable  successor Servicer) in effecting the termination of the  responsibilities and rights of the Servicer hereunder,  including,  without limitation,  the delivery to the Successor Servicer of all documents and records  requested by it to enable it to assume the Servicer's  functions  under this
Agreement  within ten  Business  Days  subsequent  to such notice,  the  transfer  within one Business Day subsequent  to such notice to the  Successor  Servicer  for the  administration  by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the  Collection  Account,  the
Note Account,  any REO Account or any Escrow  Account or that have been  deposited by the Servicer in such accounts or  thereafter  received by the Servicer  with respect to the Mortgage  Loans or any REO Property received by the Servicer.  All Servicing  Transfer  Costs shall be paid by the  predecessor  Servicer upon presentation  of  reasonable  documentation  of such costs and  expenses and to the extent not paid by the
Servicer, by the Trust.

                  Notwithstanding  the  termination  of the  Servicer  hereunder,  the  Servicer  shall be entitled to  reimbursement  of all unpaid  Servicing  Fees and all  unreimbursed  Advances  and  Servicing
Advances in the manner and at the times set forth herein.

                  Section 6.02.     Master Servicer to Act; Appointment of Successor.

                  (a)      From the time the Servicer  (and the  Indenture  Trustee,  if notice is sent by the Holders)  receives a notice of  termination  pursuant to Section  6.01,  the Master  Servicer (or such other successor  Servicer as is approved in accordance with this Agreement)  shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement (the  "Successor  Servicer") and the  transactions  set forth or  provided  for herein  and shall be  subject to all the  responsibilities, duties  and  liabilities  relating  thereto  placed on the  Servicer  by the terms and  provisions  hereof arising on and after its  succession.  Notwithstanding  the  foregoing,  the parties hereto agree that the
Successor  Servicer,  immediately  will assume all of the  obligations  of the  Servicer to make  Advances subject to Section 4.01.  Notwithstanding  the foregoing,  the Successor Servicer shall not be responsible for the lack of  information  and/or  documents that it cannot obtain through  reasonable  efforts.  It is understood  and agreed by the parties  hereto that there will be a period of transition  (not to exceed 90 days) before the transition of servicing  obligations is fully effective.  As compensation  therefor,  the
Successor  Servicer  shall be entitled to such  compensation  as the Servicer  would have been entitled to hereunder  if no such  notice of  termination  or  resignation  had been  given.  The  appointment  of the
Successor Servicer shall not affect any liability of the predecessor  Servicer which may have arisen under this  Agreement  prior to its  termination  as Servicer to pay any  deductible  under an insurance  policy pursuant to Section 3.14 or to reimburse the Successor  Servicer  pursuant to Section 3.06,  nor shall any
Successor  Servicer be liable for any acts or omissions of the  predecessor  Servicer or for any breach by such Servicer of any of its  representations or warranties  contained herein or in any related document or agreement.  The Successor  Servicer shall take such action,  consistent with this  Agreement,  as shall be necessary to effectuate  any such  succession.  All reasonable  Servicing  Transfer Costs shall be paid by the  predecessor  Servicer  upon  presentation  of  reasonable  documentation  of such costs,  and if such predecessor  Servicer  defaults  in its  obligation  to pay such  costs,  such costs  shall be paid by the
Successor Servicer (in which case the Successor Servicer shall be entitled to reimbursement  therefor from the assets of the Trust).

                  Notwithstanding  the above,  (a) if the Master Servicer is to act as successor  servicer and is legally  unable so to act, the  Indenture  Trustee  shall act as Successor  Servicer and (b) if the
Indenture  Trustee is to act as successor  servicer and (i) if the  Indenture  Trustee is unwilling to act as  Successor  Servicer  or (ii) if the  Indenture  Trustee is  legally  unable so to act,  the  Indenture
Trustee  shall  appoint  (with the  consent  of the  Majority  Certificateholder)  or  petition a court of competent  jurisdiction to appoint,  any established housing and home finance  institution,  bank or other mortgage  loan or home  equity  loan  servicer  having a net  worth of not less  than  $50,000,000  as the successor to the Servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Servicer  hereunder;  provided,  that the appointment of any such successor Servicer will not result in the  qualification,  reduction or  withdrawal  of the ratings  assigned to the Notes by the  Rating  Agencies  as  evidenced  by a  letter  to such  effect  from  the  Rating  Agencies.  Pending appointment of a successor to the Servicer  hereunder,  unless the Indenture  Trustee is prohibited by law from so acting,  the Indenture Trustee shall act in such capacity as hereinabove  provided.  In connection with such  appointment and  assumption,  the successor  shall be entitled to receive  compensation  out of payments on Mortgage  Loans in an amount  equal to the  compensation  which the Servicer  would  otherwise have  received  pursuant to Section 3.18 (or such other  compensation  as the  Indenture  Trustee and such successor shall agree, not to exceed the Servicing Fee).

                  (b)      Any  Successor  Servicer  shall  during  the term of its  service  as  servicer continue to service and  administer  the Mortgage  Loans for the benefit of  Noteholders,  and maintain in force a policy  or  policies  of  insurance  covering  errors  and  omissions  in the  performance  of its obligations  as Servicer  hereunder and a fidelity  bond in respect of its officers,  employees and agents to the same extent as the Servicer is so required pursuant to Section 3.14.

                  (c)      In connection  with the  termination or resignation of the Servicer  hereunder, either (i) the Successor  Servicer,  including the Master Servicer or the Indenture Trustee if acting as a
Successor  Servicer,  shall  represent  and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures  of MERS in  connection  with the servicing of the related  Mortgage  Loans that are  registered  with MERS,  in which case the  predecessor
Servicer  shall  cooperate  with the  Successor  Servicer in causing MERS to revise its records to reflect the transfer of servicing to the Successor  Servicer as necessary  under MERS' rules and  regulations,  or
(ii) the predecessor  Servicer shall cooperate with the Successor  Servicer in causing MERS to execute and deliver an Assignment in recordable  form to transfer the Mortgage from MERS to the Indenture  Trustee and to execute  and deliver  such other  notices,  documents  and other  instruments  as may be  necessary  or desirable  to effect a transfer of such  Mortgage  Loan or servicing  of such  Mortgage  Loan on the MERS®
System to the  Successor  Servicer.  The  predecessor  Servicer  shall  file or cause to be filed any such
Assignment in the appropriate  recording office.  The predecessor  Servicer shall bear any and all fees of
MERS,  costs of  preparing  any  Assignments,  and fees and costs of filing  any  Assignments  that may be required under this Section 6.02(c).

                  Section 6.03.     Waiver of Defaults.

                  The Majority  Noteholders  may, on behalf of all  Noteholders,  waive,  in writing,  any events  permitting  removal of the Servicer as servicer or the Master Servicer as master servicer pursuant to this Article VI, provided,  however,  that the Majority Noteholders may not waive a default in making a required  payment on a Note without the written  consent of the Holder of such Note.  Upon any waiver of a past default,  such default shall cease to exist and any Servicer Event of Termination or Master  Servicer
Event of  Termination,  as applicable,  arising  therefrom shall be deemed to have been remedied for every purpose of this  Agreement.  No such waiver shall extend to any  subsequent or other default or impair any right  consequent  thereto  except to the extent  expressly so waived.  Notice of any such waiver shall be given by the Securities Administrator to the Sponsor and the Rating Agencies.

                  Section 6.04.     Notification to Noteholders.

                  (a)      Upon any  termination  or  appointment of a successor to the Servicer or Master
Servicer  pursuant to this Article VI or Section  5.04,  the  Securities  Administrator  shall give prompt written  notice  thereof to the Owner  Trustee,  the Sponsor,  the Depositor and the  Noteholders at their respective addresses appearing in the Note Register and each Rating Agency.

                  (b)      No later than the later of (a) 60 days after the  occurrence of any event which constitutes  or  which,  with  notice  or lapse of time or both,  would  constitute  a  Servicer  Event of
Termination or (b) within five Business Days after a Responsible  Officer of the Securities  Administrator
becomes aware of the occurrence of such an event, the Securities  Administrator  shall transmit by mail to all  Noteholders  notice of such  occurrence  unless such default or Servicer Event of  Termination  shall have been waived or cured.

                  Section 6.05.     Survivability of Liabilities.

                  Notwithstanding  anything  herein to the contrary,  upon  termination of the Servicer or
Master Servicer hereunder,  any liabilities of the Servicer or Master Servicer,  as the case may be, which accrued prior to such termination shall survive such termination.

                  Section 6.06.     Master Servicer Events of Termination.

                  (a)      If any one of the following events ("Master  Servicer Events of Default") shall occur and be continuing:

                           (i)      If the  Master  Servicer  is not  the  Securities  Administrator,  any
         failure by the Master  Servicer to furnish the  Securities  Administrator  the Mortgage Loan data sufficient  to prepare the reports  described in Section 7.05 of the  Indenture  which  continues unremedied  for a period of one  Business  Day after the date upon which  written  notice of such failure  shall  have  been  given  to  such  Master  Servicer  by the  Indenture  Trustee  or the
         Securities  Administrator  or to such  Master  Servicer,  the  Securities  Administrator  and the
         Indenture  Trustee  by the  Holders  of not less than 25% of the  aggregate  Note  Balance of the
         Notes; or

                           (ii)     Any  failure  on the part of the  Master  Servicer  duly to observe or perform in any  material  respect  any other of the  covenants  or  agreements  (other than those referred to in clauses  (viii) and (ix) below) on the part of the Master  Servicer  contained  in this  Agreement  which  continues  unremedied  for a period of thirty (30) days after the date on which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Master  Servicer  by the  Indenture  Trustee or the  Securities  Administrator,  or to the
         Master Servicer,  the Securities  Administrator  and the Indenture  Trustee by the Holders of not
         less than 25% of the aggregate Note Balance of the Notes; or

                           (iii)    A  decree  or  order of a court or  agency  or  supervisory  authority having  jurisdiction  for the  appointment  of a  conservator  or receiver or  liquidator  in any insolvency,  readjustment of debt,  marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs,  shall have been entered  against the Master
         Servicer,  and such decree or order shall have remained in force  undischarged  or unstayed for a period of sixty (60) days or any Rating  Agency  reduces or  withdraws  or threatens to reduce or withdraw  the  rating  of the  Notes  because  of  the  financial  condition  or  loan  servicing capability of such Master Servicer; or

                           (iv)     The Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any  insolvency,  readjustment  of debt,  marshalling  of assets and liabilities,  voluntary  liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                           (v)      The Master  Servicer  shall admit in writing its  inability to pay its debts  generally  as they  become  due,  file a  petition  to take  advantage  of any  applicable insolvency or  reorganization  statute,  make an  assignment  for the benefit of its creditors or voluntarily suspend payment of its obligations; or

                           (vi)     The Master  Servicer  shall be  dissolved,  or shall dispose of all or substantially  all of its  assets,  or  consolidate  with or merge into  another  entity or shall permit another  entity to  consolidate or merge into it, such that the resulting  entity does not meet the criteria for a Successor Master Servicer as specified in Section 6.04 hereof; or

                           (vii)    If a  representation  or warranty set forth in Section  2.01(b) hereof shall prove to be  incorrect  as of the time made in any respect that  materially  and  adversely affects the interests of the  Noteholders,  and the circumstance or condition in respect of which such  representation  or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written  notice of such incorrect  representation  or warranty shall
         have  been  given  to  the  Master   Servicer  by  the  Indenture   Trustee  or  the   Securities
         Administrator,  or to the  Master  Servicer,  the  Securities  Administrator  and  the  Indenture
         Trustee by the Holders of not less than 25% of the aggregate Note Balance of the Notes; or

                           (viii)   A  sale  or  pledge  of  any of the  rights  of  the  Master  Servicer hereunder  or an  assignment  of this  Agreement by the Master  Servicer or a  delegation  of the rights  or duties of the  Master  Servicer  hereunder  shall  have  occurred  in any  manner  not otherwise  permitted  hereunder  and without the prior written  consent of the Indenture  Trustee and the Holders of not less than 50% of the aggregate Note Balance of the Notes; or

                           (ix)     Any failure of the Master  Servicer to make any Monthly  Advances when such Monthly Advances are due, as required to be made hereunder.

                  (b)      then,  and in each and every such case, so long as a Master  Servicer  Event of
Default  shall not have been  remedied,  (x) with  respect  solely to clause (ix) above,  upon  receipt of written  notice or  discovery  by a  Responsible  Officer of the  Indenture  Trustee or of the  Securities
Administrator  of such failure,  the  Indenture  Trustee shall give  immediate  telephonic  notice of such failure to a Master  Servicing  Officer of the Master  Servicer and the Indenture  Trustee shall terminate all of the rights and  obligations of the Master  Servicer  under this Agreement and the Successor  Master
Servicer  appointed  in  accordance  with  Section  6.07  shall  immediately  make  such  Monthly  Advance
(provided,  if the Successor Master Servicer  determines in its reasonable judgment that a Monthly Advance is a  Nonrecoverable  Advance or if it is prohibited by law from doing so, the Successor  Master  Servicer shall be under no  obligation to make such Monthly  Advance)  prior to the payment of funds on the related
Payment Date and assume,  pursuant to Section 6.07, the duties of a Successor  Master  Servicer and (y) in the case of clauses (i), (ii),  (iii),  (iv),  (v), (vi),  (vii) and (viii) above,  the Indenture  Trustee shall,  at the  direction of the Holders of not less than 51% of the  aggregate  Note Balance of the Notes by notice then given in writing to the Master  Servicer (and to the Indenture  Trustee if given by Holders of Notes),  terminate  all of the rights and  obligations  of the Master  Servicer as servicer  under this
Agreement.  Any such  notice to the  Master  Servicer  shall also be given to each  Rating  Agency and the
Seller.  On or after  receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer  under this  Agreement,  whether with  respect to the Notes or the Mortgage  Loans or otherwise,  shall  pass to and be vested in the  Successor  Master  Servicer  pursuant  to and under  this
Section 6.06; and, without  limitation,  the Successor Master Servicer is hereby  authorized and empowered to execute and deliver, on behalf of the Master Servicer,  as  attorney-in-fact or otherwise,  any and all documents  and  other  instruments,  and to do or  accomplish  all  other  acts  or  things  necessary  or appropriate  to effect the  purposes of such notice of  termination,  whether to complete the transfer and endorsement  of each Mortgage Loan and related  documents,  or otherwise.  The Master  Servicer  agrees to cooperate  with the  Successor  Master  Servicer,  the  Servicer,  the  Securities  Administrator  and the
Indenture Trustee in effecting the termination of the  responsibilities  and rights of the Master Servicer
hereunder.   All  Servicing  Transfer  Costs  and  other  reasonable   out-of-pocket  costs  and  expenses
(including  attorneys' fees) incurred in connection with  transferring any Mortgage Files to the Successor
Master  Servicer and amending this  Agreement to reflect such  succession as Master  Servicer  pursuant to this Section  6.06 shall be paid by the  predecessor  Master  Servicer  within 90 days of written  demand, itemized in reasonable  detail,  or, to the extent not paid by the  predecessor  Master  Servicer,  by the
Trust prior to payments to Noteholders (or, if the predecessor  Master Servicer is the Indenture  Trustee, by the  initial  Master  Servicer),  upon  presentation  of  reasonable  documentation  of such  costs and expenses.  If the predecessor  Master  Servicer is required but fails to pay the amounts  specified in the preceding  sentence and such amounts are paid by the Trust,  the Securities  Administrator  shall,  at the direction and expense of the  Certificateholders,  take appropriate  action to enforce such obligation and recover such amounts on behalf of such Certificateholders.

                  Notwithstanding  any  termination  of the activities of the Master  Servicer  hereunder, the Master  Servicer shall  continue to be entitled to receive from the Trust,  payment of all the accrued and unpaid  portion of the Master  Servicing  Fees to which the Master  Servicer  would have been entitled and  reimbursement  for all outstanding  Monthly  Advances which amount shall be remitted by the Successor
Master  Servicer to the terminated  Master  Servicer as permitted under Section 3.01 of the Indenture on a first-in,  first-out  basis.  The Master Servicer shall continue to be entitled to the benefits of Section
5.03,  notwithstanding  any  termination  hereunder,  with  respect  to  events  occurring  prior  to such termination.

                  Section 6.07.     Appointment of Successor Master Servicer.

                  (a)      The Issuer and the Indenture Trustee hereby appoint,  and The Bank of New York, hereby  accepts  appointment,  on behalf of itself or an affiliate,  subject to the provisions of Sections
3.40 and  6.07(d)  hereof,  upon  receipt by the Master  Servicer of a notice of  termination  pursuant to
Section 6.06 or upon  resignation  of the Master  Servicer  pursuant to Section  3.40, to be the successor
(the  "Successor  Master  Servicer")  in all  respects to the Master  Servicer in its capacity as servicer under this  Agreement  and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions  hereof arising on and after its succession;  provided,  however,  that,  without affecting the  immediate  termination  of  the  rights  of the  Master  Servicer  hereunder,  it is  understood  and acknowledged  by the parties  hereto that there will be a period of transition  not to exceed 90 days (the
"Master Servicer Transition Period") before the master servicing transfer is fully effected.

                  During the Master Servicer  Transition  Period,  neither the Successor  Master Servicer, the Securities  Administrator  nor the Indenture  Trustee shall be responsible for the lack of information and documents that it cannot reasonably obtain on a practicable basis under the circumstances.

                  As  compensation  therefor,  the  Successor  Master  Servicer  shall be entitled to such compensation  as the  Master  Servicer  would  have  been  entitled  to  hereunder  if no such  notice  of termination  had been  given.  Notwithstanding  the above,  if the  Successor  Master  Servicer is legally unable to act as successor  servicer,  the Indenture  Trustee may appoint or petition a court of competent jurisdiction to appoint,  any  established  housing and home finance  institution,  bank or other mortgage loan or home equity loan servicer that is an Approved  Servicer  (defined for this purpose by (i) striking the words "the Master  Servicer" in clause 1 of the  definition  thereof and (ii) striking  clause 2(a) in the  definition  thereof) as the successor to the Master  Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer hereunder;  provided that the appointment of any such Successor Master Servicer will not result in the  qualification,  reduction or withdrawal of the ratings  assigned to the Offered Notes by the Rating  Agencies.  Pending  appointment of a successor to the Master Servicer  hereunder,  unless the Successor  Master Servicer is prohibited by law from so acting,  the Successor  Master  Servicer  shall act in such capacity as hereinabove  provided.  In connection with such appointment and assumption,  the successor shall be entitled to receive  compensation out of payments on the Mortgage  Loans in an amount equal to the  compensation  which the Master  Servicer would  otherwise  have  received  pursuant to Section 3.37 (or such lesser  compensation  as the Indenture
Trustee and such  successor  shall  agree).  The  appointment  of a Successor  Master  Servicer  shall not affect any liability of the  predecessor  Master Servicer which may have arisen under this Agreement prior to its  termination  as  Master  Servicer  to  indemnify  the  Indenture  Trustee,  the  Servicer  and the
Securities  Administrator  pursuant to Section 5.06, nor shall any Successor Master Servicer be liable for any acts or  omissions of the  predecessor  Master  Servicer or for any breach by such Master  Servicer of any of its  representations  or warranties  contained herein or in any related document or agreement.  The
Indenture  Trustee,   the  Securities   Administrator  or  a  Successor  Master  Servicer  shall  have  no responsibility  or obligation  (i) to repurchase or substitute  for any of the Mortgage  Loans or (ii) for any  acts  or  omissions  of  a  predecessor  Master  Servicer.  The  Indenture  Trustee,  the  Securities
Administrator  and such successor  shall take such action,  at the expense of the Trust,  consistent  with this Agreement, as shall be necessary to effectuate any such succession.

                  (b)      Any successor,  including the Successor Master Servicer, to the Master Servicer
as servicer  shall during the term of its service as master  servicer  (i) continue to master  service and administer  the  Mortgage  Loans for the  benefit of  Noteholders  and (ii)  maintain in force a policy or policies of insurance  covering  errors and  omissions in the  performance  of its  obligations  as Master
Servicer  hereunder  and a  fidelity  bond in respect of its  officers,  employees  and agents to the same extent as the Master Servicer is so required pursuant to Section 3.32.

                  (c)      In  connection  with the  termination  or  resignation  of the Master  Servicer hereunder,  the Successor Master  Servicer,  including the Indenture  Trustee if the Indenture  Trustee is
acting as  Successor  Master  Servicer,  shall  represent  and warrant that it is a member of MERS in good standing  and shall agree to comply in all  material  respects  with the rules and  procedures  of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

                  (d)      Notwithstanding  the above, the Indenture Trustee may, if it shall be unwilling to continue to so act, or shall,  if it is unable to so act,  petition a court of  competent  jurisdiction to appoint, or appoint on its own behalf any established  housing and home finance  institution  servicer, master  servicer,  servicing  or  mortgage  servicing  institution  having a net  worth  of not less  than
$25,000,000  and meeting such other  standards  for a successor  master  servicer as are set forth in this
Agreement,  as the successor to such Master  Servicer in the  assumption  of all of the  responsibilities, duties or liabilities of a master servicer, like the Master Servicer.

                  Neither the Indenture  Trustee nor any other  Successor  Master Servicer shall be deemed to be in default  hereunder  by reason of any failure to make,  or any delay in making,  any  distribution hereunder  or any portion  thereof or any failure to perform,  or any delay in  performing,  any duties or responsibilities  hereunder,  in either case  caused by the  failure of the Master  Servicer to deliver or provide,  or any  delay of the  Master  Servicer  in  delivering  or  providing,  any  cash,  information, documents or records to it.

                  Notwithstanding  anything  herein  to the  contrary,  in no event  shall  the  Indenture
Trustee be liable for any Servicing Fee or Master  Servicing Fee or for any  differential in the amount of the  Servicing  Fee or Master  Servicing  Fee paid  hereunder  and the  amount  necessary  to  induce  any
Successor  Servicer  or  Successor  Master  Servicer to act as  Successor  Servicer  or  Successor  Master
Servicer, as applicable, under this Agreement and the transactions set forth or provided for herein.

                                               ARTICLE VII

                                         MISCELLANEOUS PROVISIONS

                  Section 7.01.     Amendment.

                  This  Agreement  may be  amended  from  time to time by the  parties  hereto  (with  the consent of the Majority  Certificateholder),  provided that any amendment be  accompanied  by (i) a letter from the Rating  Agencies  that the  amendment  will not result in the  downgrading  or  withdrawal of the rating then assigned to the Notes and (ii) an Officer's  Certificate  of the Sponsor,  that such amendment will not cause the Trust to fail to  qualify as a  "qualified  special  purpose  entity"  under  Financial
Accounting Standards No. 140.

                  Section 7.02.     GOVERNING LAW.

                  THIS  AGREEMENT  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE  STATE OF NEW
YORK,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS  (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE
NEW YORK GENERAL  OBLIGATIONS  LAW),  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 7.03.     Notices.

                  All  demands,  notices  and  communications  hereunder  shall be in writing and shall be deemed to have been duly given if when delivered to:

                  (a)      in the case of the Depositor:

                  Bear Stearns Asset Backed Securities I LLC
                  383 Madison Avenue
                  New York, New York, 10179
                  Attention: General Counsel

                  (b)      in the case of the Originator

                  Fremont Investment & Loan
                  2727 East Imperial Highway
                  Brea, CA 92821
                  Attn: Senior Vice President, Capital Markets
                  Attn: Vice President, Secondary Marketing

                  (c)      in the case of the Servicer:

                           Nationstar Mortgage LLC
                           350 Highland Drive
                           Lewisville, Texas 75067
                           Attn:   Jay Bray

                  (d)      in the case of Rating Agencies:

                  Moody's Investors Service, Inc.
                  4th Floor
                  99 Church Street
                  New York, New York 10007
                  Attention: Residential Mortgage Monitoring Unit

                  Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
                  55 Water Street - 41st Floor
                  New York, New York 10041
                  Attention: Asset Backed Surveillance Group

                  (e)      in the case of the Owner Trustee, the Corporate Trust Office:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890
                  Attention: Corporate Trust Administration

                  (f)      in the case of the Issuing Entity:

                  Newcastle Mortgage Securities Trust 2007-1
                  c/o Newcastle Investment Corp.
                  750 B Street, Suite 2700
                  San Diego, CA 92101
                  Attention: Legal
                  with a copy to the Sponsor at the address in (g) below.

                  (g)      in the case of the Indenture Trustee:

                  The Bank of New York,
                  101 Barclay Street, Floor 4W
                  New York, New York  10286
                  Attn: Structured Finance - Newcastle Mortgage Securities Trust 2007-1

                  (h)      in the case of the Sponsor:

                  Newcastle Investment Corp.
                  1245 Avenue of the Americas
                  New  York, New York 10022
                  Attention: Debra Hess

                  (i)      in the case of the Master Servicer:

                  Wells Fargo Bank, N.A,
                  9062 Old Annapolis Road,
                  Columbia, Maryland 24105,
                  Attn: Corporate Trust - Newcastle 2007-1

                  (j)      in the case of the Securities Administrator:

                  Wells Fargo Bank, N.A,
                  Sixth Street and Marquette Avenue
                  Minneapolis, Minnesota 55479

                  (k)      in the case of the Custodian:

                  Wells Fargo Bank, N.A,
                  24 Executive Park, Suite 200
                  Irvine, CA 92614
                  Attn: Corporate Trust - Newcastle 2007-01

or, as to each party,  at such other address as shall be  designated by such party in a written  notice to each other party.  Any notice  required or permitted to be mailed to a Noteholder  shall be given by first class mail, postage prepaid,  at the address of such Noteholder as shown in the Note Register.  Any notice so mailed within the time prescribed in this Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the Noteholder  receives such notice.  Any notice or other document  required to be delivered or mailed by the  Securities  Administrator  to any Rating Agency shall be given on a reasonable efforts basis and only as a matter of courtesy and  accommodation and the Securities  Administrator  shall have no liability for failure to deliver such notice or document to any Rating Agency.

                  Section 7.04.     Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall  be  deemed  severable  from  the  remaining  covenants,  agreements,  provisions  or  terms of this
Agreement  and shall in no way affect the  validity  or  enforceability  of the other  provisions  of this
Agreement or of the Notes or the rights of the Noteholders thereof.

                  Section 7.05.     Third-Party Beneficiaries.

                  This  Agreement  will inure to the benefit of and be binding  upon the  parties  hereto, the Noteholders,  the Owner Trustee,  the Indenture Trustee and their respective  successors and permitted assigns.  Except  as  otherwise  provided  in this  Agreement,  no other  Person  will  have any  right or obligation  hereunder.  The  Indenture  Trustee shall have the right to exercise all rights of the Issuing
Entity under this Agreement.

                  Section 7.06.     Counterparts.

                  This  instrument  may be  executed  in any  number  of  counterparts,  each of  which so executed shall be deemed to be an original,  but all such counterparts  shall together  constitute but one and the same instrument.

                  Section 7.07.     Effect of Headings and Table of Contents.

                  The Article and Section  headings  herein and the Table of Contents are for  convenience only and shall not affect the construction hereof.

                  Section 7.08.     Termination.

                  The respective  obligations and  responsibilities of the Servicer and the Issuing Entity created hereby shall terminate upon the  satisfaction  and discharge of the Indenture  pursuant to Section
4.10 thereof.

                  Section 7.09.     No Petition.

                  The  Servicer,  by entering  into this  Agreement,  hereby  covenants and agrees that it will not at any time institute  against the Depositor or the Issuing  Entity,  or join in any  institution against  the  Issuing  Entity,  any  bankruptcy  proceedings  under any  United  States  federal  or state bankruptcy  or similar law in connection  with any  obligations  of the  Depositor or the Issuing  Entity.
This section shall survive the termination of this Agreement by one year.

                  Section 7.10.     No Recourse.

                  The  Servicer  acknowledges  that no recourse  may be had against the  Depositor  or the
Issuing Entity, except as may be expressly set forth in this Agreement.

                  Section 7.11.     Indenture Trustee Rights.

                  The  Indenture  Trustee shall be entitled to the same rights,  protections,  indemnities and immunities afforded to it under the Indenture as if specifically set forth herein.

                  Section 7.12.     Compliance.

                  In order to comply with its duties under the U.S.A.  Patriot Act, the Indenture  Trustee may obtain and verify certain  information and documentation  from the Servicer or any other party hereto, including but not limited to such such party's name, address, and other identifying information.

                  Section 7.13.     Intention of the Parties and Interpretation.

                  Each of the parties  acknowledges  and agrees that the  purpose of Sections  3.20,  3.21
and   4.02 of this  Agreement  is to  facilitate  compliance  by  the Depositor  with  the  provisions  of
Regulation AB  promulgated  by the Securities  and Exchange  Commission  under the 1934 Act (17 C.F.R.  §§
229.1100  -  229.1123),  as such  may be  amended  from  time to time and  subject  to  clarification  and interpretive  advice as may be issued by the staff of the Securities and Exchange  Commission from time to time.  Therefore,  each of the parties agrees that (a) the  obligations of the parties  hereunder shall be interpreted in such a manner as to accomplish that purpose,  (b) the parties'  obligations  hereunder will be supplemented and modified as necessary to be consistent with any such amendments,  interpretive  advice or guidance,  convention or consensus among active  participants in the asset-backed  securities  markets, advice of counsel,  or otherwise in respect of the  requirements  of Regulation  AB, (c) the parties shall
comply  with  reasonable   requests  made  by  the Depositor  for  delivery  of  additional  or  different information  as  the Depositor  may determine in good faith is necessary to comply with the  provisions of
Regulation  AB, and (d) no  amendment  of this  Agreement  shall be required to effect any such changes in the parties'  obligations as are necessary to accommodate  evolving  interpretations  of the provisions of
Regulation AB.

                                               ARTICLE VIII

                                       DUTIES OF THE ADMINISTRATOR

                  Section 8.01.     Administrative Duties.

                  (a)      Duties with Respect to the Indenture.  The Administrator  shall perform all its duties and the duties of the Issuing  Entity under the Indenture.  In addition,  the  Administrator  shall consult  with the Owner  Trustee  as the  Administrator  deems  appropriate  regarding  the  duties of the
Issuing  Entity under the  Indenture.  The  Administrator  shall  monitor the  performance  of the Issuing
Entity and shall advise the Owner  Trustee  when action is  necessary to comply with the Issuing  Entity's duties under the Indenture.  The Administrator  shall prepare for execution by the Issuing Entity or shall cause the preparation by other appropriate Persons of all such documents,  reports, filings,  instruments,
Notes and opinions as it shall be the duty of the Issuing Entity to prepare,  file or deliver  pursuant to the Indenture.  In furtherance of the foregoing,  the  Administrator  shall take all necessary action that is the duty of the Issuing Entity to take pursuant to the Indenture.

                  (b)      Duties with Respect to the Issuing Entity.

                           (i)      In  addition  to the  duties  of the  Administrator  set forth in this
         Agreement or any of the Basic Documents,  the  Administrator  shall perform such calculations and shall  prepare  for  execution  by the  Issuing  Entity or the Owner  Trustee or shall  cause the preparation by other appropriate Persons of all such documents,  reports,  filings,  instruments, certificates  and opinions as it shall be the duty of the Issuing  Entity or the Owner Trustee to prepare,  file or deliver  pursuant  to this  Agreement  or any of the Basic  Documents  or under state and  federal  tax and  securities  laws  (including,  but not  limited  to, UCC  filings in applicable jurisdictions and annual compliance  certificates,  if any), and at the request of the
         Owner Trustee or the Indenture  Trustee shall take all appropriate  action that it is the duty of the  Issuing  Entity  to take  pursuant  to this  Agreement  or any of the  Basic  Documents.  In accordance  with the  directions of the Issuing Entity or the Owner  Trustee,  the  Administrator
         shall  administer,  perform or supervise the  performance of such other  activities in connection with the Notes  (including  the  Basic  Documents)  as are not  covered  by any of the  foregoing provisions and as are expressly  requested by the Issuing  Entity,  the Indenture  Trustee or the
         Owner Trustee.

                           (ii)     Notwithstanding  anything  in  this  Agreement  or any  of  the  Basic
         Documents to the contrary,  the  Administrator  shall be responsible  for promptly  notifying the
         Owner Trustee and  Certificate  Paying Agent in the event that any  withholding tax is imposed on the Issuing  Entity's  payments (or  allocations  of income) to an Owner (as defined in the Trust
         Agreement) as  contemplated in Section 5.03 of the Trust  Agreement.  Any such notice shall be in writing  and  specify  the amount of any  withholding  tax  required  to be withheld by the Owner
         Trustee or the Certificate Paying Agent pursuant to such provision.

                           (iii)    In carrying out the foregoing  duties or any of its other  obligations under this Agreement,  the  Administrator may enter into transactions with or otherwise deal with any of its Affiliates;  provided,  however,  that the terms of any such  transactions or dealings shall be in accordance  with any  directions  received  from the Issuing  Entity and shall be, in the  Administrator's  opinion,  no less favorable to the Issuing  Entity in any material  respect than with terms made available to unrelated third parties.

                  (c)      Tax Matters.  The Administrator  shall prepare, on behalf of the Owner Trustee, financial  statements  and such annual or other  reports of the Issuing  Entity as are  necessary  for the preparation  by the  Securities  Administrator  of tax  returns  and  information  reports as  provided in
Section 5.03 of the Trust Agreement, including, without limitation, Form 1099.

                  (d)      Non-Ministerial  Matters.  With  respect  to  matters  that  in the  reasonable judgment of the Administrator are  non-ministerial,  the Administrator  shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action,  the  Administrator shall have  notified the Owner  Trustee and the  Indenture  Trustee of the  proposed  action and the Owner
Trustee and,  with respect to items (A),  (B), (C) and (D) below,  the  Indenture  Trustee  shall not have withheld  consent or  provided  an  alternative  direction.  For the  purpose of the  preceding  sentence,
"non-ministerial matters" shall include:

                           (A)      the amendment of or any supplement to the Indenture;

                           (B)      the  initiation of any claim or lawsuit by the Issuing  Entity and the compromise  of any action,  claim or lawsuit  brought by or against  the Issuing  Entity
                  (other than in connection with the collection of the Mortgage Loans);

                           (C)      the amendment,  change or modification of this Agreement or any of the
                  Basic Documents to which the Indenture Trustee or the Owner Trustee,  as applicable,  is a party;

                           (D)      the appointment of successor  Certificate  Paying Agents and successor
                  Indenture  Trustees pursuant to the Indenture or the appointment of successor  Servicers or the  consent to the  assignment  by the  Certificate  Registrar,  Certificate  Paying
                  Agent or Indenture Trustee of its obligations under the Indenture; and

                           (E)      the removal of the Indenture Trustee.

                  (e)      Sponsor  shall  act as  Administrator.  By  execution  of this  Agreement,  the
Sponsor agrees to be bound as  Administrator  and shall perform the  obligations of the  Administrator  as described herein.

                  Section 8.02.     Records.

                  The  Administrator  shall maintain  appropriate books of account and records relating to services  performed  under this  Agreement,  which books of account and records  shall be  accessible  for inspection by the Issuing Entity, the Indenture Trustee, the Securities  Administrator,  the Depositor and
the Owner Trustee at any time during normal business hours.

                  Section 8.03.     Additional Information to be Furnished.

                  The  Administrator  shall  furnish to the Issuing  Entity,  the Indenture  Trustee,  the
Securities  Administrator  and the Owner Trustee from time to time such additional  information  regarding the  Mortgage  Loans  and  the  Notes  as the  Issuing  Entity,  the  Indenture  Trustee,  the  Securities
Administrator or the Owner Trustee shall reasonably request.

                  Section 8.04.     No Recourse to Owner Trustee.

                  It is expressly  understood  and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company,  not  individually or personally,  but solely as Owner
Trustee of  Newcastle  Mortgage  Securities  Trust  2007-1,  in the  exercise of the powers and  authority conferred and vested in it, (b) each of the  representations,  undertakings and agreements  herein made on the part of the Issuing  Entity is made and intended  not as personal  representations,  undertakings  and agreements  by  Wilmington  Trust  Company but is made and  intended  for the purpose for binding only the
Issuing  Entity,  (c) nothing herein  contained shall be construed as creating any liability of Wilmington
Trust Company,  individually or personally,  to perform any covenant either expressed or implied contained herein,  all such  liability,  if any,  being  expressly  waived by the  parties  hereto and by any Person claiming by, through or under the parties hereto and (d) under no  circumstances  shall  Wilmington  Trust
Company be personally  liable for the payment of any  indebtedness or expenses of the Issuing Entity or be liable  for the  breach or  failure  of any  obligation,  representation,  warranty  or  covenant  made or undertaken by the Issuing Entity under this Agreement or any other related documents.

                  IN WITNESS  WHEREOF,  the parties  hereto  have caused this Sale and Sale and  Servicing
Agreement to be duly executed by their respective  officers or representatives  all as of the day and year first above written.

                                                  BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                                  as Depositor

                                                  By:______________________________________________
                                                  Name:
                                                  Title:

                                                  NATIONSTAR MORTGAGE LLC,
                                                  as Servicer

                                                  By:______________________________________________
                                                  Name:
                                                  Title:

                                                  NEWCASTLE MORTGAGE SECURITIES TRUST 2007-1, as Issuing Entity

                                                  By: Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

                                                  By:______________________________________________
                                                  Name:
                                                  Title:

                                                  THE BANK OF NEW YORK,
                                                  not in its individual capacity, but solely as as Indenture Trustee

                                                  By:______________________________________________
                                                  Name:
                                                  Title:

                                                  WELLS FARGO BANK, N.A.
                                                  as Master Servicer, Securities Administrator and Custodian

                                                  By:______________________________________________
                                                  Name:
                                                  Title:

For purposes of Article IV and Article VIII:
NEWCASTLE INVESTMENT CORP.,
as Sponsor and Administrator

By:_________________________________________
Name:
Title:

                                                EXHIBIT A

                                       FORM OF ASSIGNMENT AGREEMENT

                                                EXHIBIT B

                                          MORTGAGE LOAN SCHEDULE

                                                EXHIBIT C

                                       FORM OF REQUEST FOR RELEASE

Wells Fargo Bank, N.A.
24 Executive Park, Suite 100
Irvine, California 92614
Attn: Mortgage Document Custody

         Re:      Sale and  Servicing  Agreement,  dated as of July 12,  2007,  among Bear  Stearns  Asset
                  Backed  Securities  I LLC,  Newcastle  Mortgage  Securities  Trust  2007-1,  Nationstar
                  Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York

                  In connection with the  administration  of the Mortgage Loans held by you, as Custodian, pursuant  to the  above-captioned  Sale and  Servicing  Agreement,  we  request  the  release,  and hereby acknowledge  receipt,  of the  Mortgage  File  for the  Mortgage  Loan  described  below,  for the  reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

____                           1.       Mortgage Paid in Full

____                           2.       Foreclosure

____                           3.       Substitution

____                           4.       Other Liquidation

____                           5.       Nonliquidation Reason:______________________

                                                                       By:__________________________

                                                                       (authorized signer)

                                                                       [Servicer] [Master Servicer]:
                                                                       ______________________

                                                                       Address:_______________________

                                                                       Date: ______________________

Custodian
Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

__________________________                                             ______________________
Signature                                                              Date

Documents returned to Custodian:

__________________________                                             _____________________
Custodian                                                              Date

                                               EXHIBIT D-1

                                FORM OF CUSTODIAN'S INITIAL CERTIFICATION

                                                                                [Date]

Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York  10286

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel

Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

                  Re:      Sale and  Servicing  Agreement,  dated as of July 12, 2007,  among Bear Stearns
                           Asset Backed  Securities I LLC,  Newcastle  Mortgage  Securities  Trust 2007-1,
                           Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York

Ladies and Gentlemen:

                  In  accordance  with  Section  2.01(i)-(vi)  of the Sale and  Servicing  Agreement,  the
undersigned,  as  Custodian,  hereby  certifies  that as to each Mortgage Loan listed in the Mortgage Loan
Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan  specifically  identified in the
Exception  Report  annexed  hereto  as  not  being  covered  by  such  certification)  (i)  all  documents constituting  part of such Mortgage File (other than such documents  described in Section  2.01(vi) of the
Sale and  Servicing  Agreement)  required  to be  delivered  to it pursuant  to the  Agreement  are in its possession,  (ii) such  documents  have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its  examination  and only as to the foregoing,  the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (iii),  (x), (xi),  (xii),  (xviii) and
(xxv) (but only as to Gross  Margin  and  Maximum  Mortgage  Rate) of the  definition  of  "Mortgage  Loan
Schedule" accurately reflects information set forth in the Mortgage File.

                  The Custodian makes no representations as to: (i) the validity,  legality,  sufficiency, enforceability,  recordability  or genuineness  of any of the documents  contained in the Mortgage File of
any  of  the  Mortgage  Loans  identified  on  the  Mortgage  Loan  Schedule,   (ii)  the  collectability,
insurability,  effectiveness  or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included  any of the  documents  specified  in  clause  (vi) of  Section  2.01 of the Sale  and  Servicing
Agreement.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Indenture.

                                                     WELLS FARGO BANK, N.A., as Custodian

                                                     By:_________________________________
                                                     Name:
                                                     Title:

                                               EXHIBIT D-2

                                 FORM OF CUSTODIAN'S FINAL CERTIFICATION

                                                                                [Date]

Newcastle Mortgage Securities Trust 2007-1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19990-0001
Attention: Corporate Trust Administration

The Bank of New York,
101 Barclay Street, Floor 4W
New York, New York  10286

Bear Stearns Asset Backed Securities I LLC
383 Madison Avenue
New York, New York, 10179
Attention: General Counsel

Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067

                  Re:      Sale and  Servicing  Agreement,  dated as of July 12, 2007,  among Bear Stearns
                           Asset Backed  Securities I LLC,  Newcastle  Mortgage  Securities  Trust 2007-1,
                           Nationstar Mortgage LLC, Wells Fargo Bank, N.A and The Bank of New York

Ladies and Gentlemen:

                  In  accordance  with  Section  2.01(i)-(vi)  of the Sale and  Servicing  Agreement,  the
undersigned,  as  Custodian,  hereby  certifies  that as to each Mortgage Loan listed in the Mortgage Loan
Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan  specifically  identified in the
Exception  Report  annexed  hereto  as  not  being  covered  by  such  certification)  (i)  all  documents constituting  part of such Mortgage File (other than such documents  described in Section  2.01(vi) of the
Sale and  Servicing  Agreement)  required  to be  delivered  to it  pursuant  to the  Sale  and  Servicing
Agreement are in its possession.

                  The  undersigned  hereby  certifies  that as to each  Mortgage  Loan  identified  on the
Mortgage  Loan  Schedule,  other than any Mortgage  Loan listed on Schedule I hereto,  it has reviewed the documents  listed above and has determined  that each such document  appears to be regular on its face and relates to such Mortgage Loan and, based on an examination of such  documents,  the  information set forth in (i) of the definition of Mortgage Loan Schedule accurately reflects information in the Mortgage File.

                  We have made no  independent  examination  of any  documents  contained in each Mortgage
File  beyond  the  review  specifically  required  in  the  Sale  and  Servicing  Agreement.  We  make  no
representations  as  to  (i)  the  validity,  legality,  sufficiency,  recordability,   enforceability  or
genuineness  of any of the  documents  contained in the Mortgage  File  pertaining  to the Mortgage  Loans identified  on the  Mortgage  Loan  Schedule,  (ii) the  collectability,  insurability,  effectiveness  or suitability  of any such  Mortgage  Loan or (iii)  whether any Mortgage File includes any of the documents specified in clause (vi) of Section 2.01 of the Sale and Servicing Agreement.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to  them  in the  Agreements.  This  Certificate  is  qualified  in all  respects  by the  terms  of  said
Agreements.

                                                     [CUSTODIAN]

                                                     By: ________________________________
                                                     Name:
                                                     Title:

                                                EXHIBIT E

                                       FORM OF LOST NOTE AFFIDAVIT

                  Personally   appeared  before  me  the  undersigned   authority  to  administer   oaths,
_______________________________   who  first   being   duly   sworn   deposes   and  says:   Deponent   is
___________________________     of     ____________________________,     successor     by     merger    to
_________________________  ("Seller")  and  who  has  personal  knowledge  of the  facts  set  out in this affidavit.

                  On   _________________________________,    ______________________________________    did
execute and deliver a promissory note in the principal amount of $____________________.

                  That said note has been  misplaced or lost through  causes unknown and is presently lost and  unavailable  after diligent search has been made.  Seller's  records show that an amount of principal and interest on said note is still presently  outstanding,  due, and unpaid, and Seller is still owner and holder in due course of said lost note.

                  Seller  executes  this  Affidavit  for the purpose of inducing The Bank of New York,  as indenture trustee on behalf of Newcastle  Mortgage  Securities Trust 2007-1,  Asset-Backed  Notes,  Series
2007-1, to accept the transfer of the above described loan from Seller.

                  Seller  agrees to indemnify  The Bank of New York  harmless  for any losses  incurred by such parties resulting from the above described promissory note has been lost or misplaced.

By:

        ________________________________________

        ________________________________________

STATE OF                                 )
                                         )        SS:
COUNTY OF                                )

                  On this ______ day of  ______________,  20_, before me, a Notary Public, in and for said
County and State,  appeared , who  acknowledged  the extension of the foregoing and who,  having been duly sworn, states that any representations therein contained are true.

                  Witness my hand and Notarial Seal this _________ day of 20__.

_________________________________________

_________________________________________

My commission expires __________________________

                                                EXHIBIT F

                                        FORM OF POWER OF ATTORNEY

                  KNOW  ALL  MEN BY  THESE  PRESENTS,  that  The  Bank of New  York,  a  national  banking association,  having a place of business at ________________,  as Indenture Trustee (and in no personal or other representative  capacity),  under the Sale and Servicing Agreement,  dated July __, 2007, among Bear
Stearns Asset Backed Securities I LLC, Newcastle  Mortgage  Securities Trust 2007-1,  Nationstar  Mortgage
LLC,  Wells  Fargo  Bank,  N.A and The Bank of New York,  as  Indenture  Trustee  (as  amended,  restated, supplemented  or otherwise  modified from time to time,  the  "Agreement";  capitalized  terms not defined herein have the  definitions  assigned to such terms in the  Agreement),  relating to  Newcastle  Mortgage
Securities  2007-1,  hereby  appoints  ________________________________,  in its  capacity as the Servicer under  the  Agreement  as the  Indenture  Trustee's  true  and  lawful  Special  Attorney-in-Fact,  in the
Indenture  Trustee's  name,  place and  stead and for the  Indenture  Trustee's  benefit,  but only in its capacity  as  Indenture  Trustee  aforesaid,  to perform  all acts and  execute  all  documents  as may be customary,  necessary and  appropriate to effectuate the following  enumerated  transactions in respect of any mortgage,  deed of trust,  promissory note or real estate owned from time to time owned  (beneficially or in title,  whether the  Indenture  Trustee is named therein as mortgagee or  beneficiary  or has become mortgagee  or  beneficiary  by  virtue  of  endorsement,  assignment  or other  conveyance)  or held by or registered to the Indenture Trustee (directly or through  custodians or nominees),  or in respect of which the  Indenture  Trustee has a security  interest or other lien,  all as provided  under the  Agreement and only to the extent the Indenture  Trustee has an interest  therein under the Agreement,  and in respect of which  the  Servicer  is  acting  as  servicer  pursuant  to the  Agreement  (collectively  the  "Mortgage
Documents").

                  This  appointment  shall  apply  to the  following  enumerated  transactions  under  the
Agreement only:

                  1.       The  modification or  re-recording of any Mortgage  Document for the purpose of correcting  it to conform to the  original  intent of the  parties  thereto  or to  correct  title  errors discovered  after  title  insurance  was issued  and where  such  modification  or  re-recording  does not adversely affect the lien under the Mortgage Document as insured.

                  2.       The  subordination  of the lien under a Mortgage  Document  to an  easement  in favor of a public  utility  company or a state or  federal  agency or unit with  powers of eminent  domain including,  without limitation,  the execution of partial  satisfactions/releases,  partial  reconveyances and the execution of requests to trustees to accomplish same.

                  3.       The  conveyance  of  the  properties  subject  to a  Mortgage  Document  to the applicable  mortgage  insurer,  or the closing of the title to the  property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

                  4.       The  completion of loan  assumption and  modification  agreements in respect of
Mortgage Documents.

                  5.       The  full  or  partial  satisfaction/release  of a  Mortgage  Document  or full conveyance  upon  payment and  discharge  of all sums  secured  thereby,  including,  without  limitation, cancellation of the related note.

                  6.       The assignment of any Mortgage  Document,  in connection with the repurchase of the mortgage loan secured and evidenced thereby.

                  7.       The full  assignment  of a Mortgage  Document upon payment and discharge of all sums secured thereby in conjunction  with the refinancing  thereof,  including,  without  limitation,  the assignment of the related note.

                  8.       With respect to a Mortgage Document,  the foreclosure,  the taking of a deed in lieu  of  foreclosure,  or  the  completion  of  judicial  or  non-judicial  foreclosure  or  termination, cancellation or rescission of any such  foreclosure,  including,  without  limitation,  any and all of the following acts:

                  a.       the  substitution  of indenture  trustee(s)  serving under a deed of trust,  in accordance with state law and the deed of trust;

                  b.       the preparation and issuance of statements of breach or non-performance;

                  c.       the preparation and filing of notices of default and/or notices of sale;

                  d.       the cancellation/rescission of notices of default and/or notices of sale;

                  e.       the taking of a deed in lieu of foreclosure; and

                  f.       the  preparation  and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage  Document or state law to  expeditiously complete said transactions in paragraphs 8(a) through 8(e), above.

                  9.       Demand,  sue for, recover,  collection and receive each and every sum of money, debt,  account and  interest  (which now is, or hereafter  shall  become due and payable)  belonging to or claimed by the  Indenture  Trustee under the Mortgage  Documents,  and to use or take any lawful means for recovery thereof by legal process or otherwise.

                  10.      Endorse  on  behalf  of  the  Indenture  Trustee  all  checks,   drafts  and/or
negotiable instruments made payable to the Indenture Trustee in respect of  the Mortgage Documents.

                  The  Indenture  Trustee gives the Special  Attorney-in-Fact  full power and authority to execute such  instruments  and to do and perform all and every act and thing necessary and proper to carry into  effect  the power or powers  granted by this  Limited  Power of  Attorney,  subject to the terms and conditions  set forth in the  Agreement  including  the  standard of care  applicable  to servicers in the
Agreement,  and hereby does ratify and confirm to what such  Special  Attorney-in-Fact  shall  lawfully do or cause to be done by authority hereof.

                  This  Power of  Attorney  is  effective  for one (1) year  from the date  hereof  or the earlier of (i)  revocation  by the  Indenture  Trustee,  (ii) the Attorney  shall no longer be retained on behalf of the Indenture Trustee or an affiliate of the Indenture  Trustee;  or (iii) the expiration of one year from the date of execution.

                  The  authority  granted  to  the  attorney-in-fact  by  the  Power  of  Attorney  is not transferable to any other party or entity.

                  This Agreement  shall be governed by, and construed in accordance  with, the laws of the
State of New York without regard to its conflicts of law principles.

                  IN WITNESS WHEREOF,  the Indenture  Trustee has caused its corporate name and seal to be hereto  signed and  affixed and these  presents  to be  acknowledged  by its duly  elected and  authorized officer this ______ day of _________, 200___.

                                                      THE BANK OF NEW YORK,
                                                      as Indenture Trustee

                                                     By:_______________________________
                                                     Name:
                                                     Title:

                                                     WITNESS:

                                                     By:_______________________________
                                                     Name:
                                                     Title:

                                                     WITNESS:

                                                     By:_______________________________
                                                     Name:
                                                     Title:

STATE OF NEW YORK
                           ss:
COUNTY OF NEW YORK

                  On  _______________,  2007, before me, the undersigned,  a Notary Public in and for said state,  personally  appeared  _______________________,  personally known to me to be the person whose name is subscribed to the within  instrument  and to be a duly  authorized  and acting Senior Vice President of
The Bank of New York and such person  acknowledged to me that such person  executed the within  instrument in such  person's  authorized  capacity as a Senior Vice  President  of The Bank of New York,  and that by such  signature on the within  instrument  the entity upon behalf of which such person acted  executed the instrument.

                  WITNESS my hand and official seal.

                                                              ______________________________
                                                                       Notary Public

                                               EXHIBIT G-1

               FORM OF CERTIFICATION TO BE PROVIDED BY THE SERVICER TO THE MASTER SERVICER

                                              Certification

         Re:      Newcastle Mortgage Securities Trust 2007-1 (the "Trust" or the "Issuing Entity")
                  Asset-Backed Notes, Series 2007-1

                  I, [identify the certifying individual], certify, that:

                           (i)      1.      I have  reviewed  the  servicer  compliance  statement  of the
         Company  provided in accordance  with Item 1123 of Regulation  AB (the  "Compliance  Statement"),
         the report on  assessment of the Company's  compliance  with the servicing  criteria set forth in
         Item 1122(d) of  Regulation AB (the  "Servicing  Criteria"),  provided in  accordance  with Rules
         13a-18 and 15d-18 under  Securities  Exchange Act of 1934,  as amended (the  "Exchange  Act") and
         Item 1122 of  Regulation  AB (the  "Servicing  Assessment"),  the  registered  public  accounting firm's  attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange
         Act and Section 1122(b) of Regulation AB (the "Attestation  Report"),  and all servicing reports, officer's  certificates and other information  relating to the servicing of the Mortgage Loans by the Company  during 200[ ] that were  delivered  by the Company to the  Depositor  and the Master
         Servicer pursuant to the Agreement (collectively, the "Company Servicing Information");

                           (ii)     Based on my knowledge,  the Company Servicing Information,  taken as a whole,  does not  contain  any untrue  statement  of a material  fact or omit to state a material fact necessary to make the statements  made, in the light of the  circumstances  under which such statements  were made, not  misleading  with respect to the period of time covered by the Company
         Servicing Information;

                           (iii)    Based  on my  knowledge,  all of  the  Company  Servicing  Information required to be provided by the Company  under the  Agreement  has been  provided to the Depositor and the Master Servicer;

                           (iv)     I am  responsible  for  reviewing  the  activities  performed  by  the
         Company as servicer  under the  Agreement,  and based on my knowledge and the  compliance  review conducted in  preparing  the  Compliance  Statement  and except as  disclosed  in the  Compliance
         Statement,  the Servicing  Assessment or the  Attestation  Report,  the Company has fulfilled its obligations under the Agreement in all material respects; and

                           (v)      The  Compliance  Statement  required  to be  delivered  by the Company pursuant to this Agreement,  and the Servicing  Assessment and Attestation  Report required to be provided by the Company  and by any  Subservicer  and  Subcontractor  pursuant to the  Agreement, have  been  provided  to the  Depositor  and the  Master  Servicer.  Any  material  instances  of noncompliance  described  in such reports have been  disclosed  to the  Depositor  and the Master
         Servicer.  Any material instance of noncompliance  with the Servicing Criteria has been disclosed in such reports.

Date:    ___________________

                                                            NATIONSTAR MORTGAGE LLC

                                                            By:_________________________________
                                                            Name:
                                                            Title:
                                                            Date:

                                               EXHIBIT G-2

                         FORM CERTIFICATION TO BE PROVIDED BY THE MASTER SERVICER
                                              WITH FORM 10-K

             Newcastle Mortgage Securities Trust 2007-1 (the "Trust" or the "Issuing Entity")
                                             Asset-Backed Notes, Series 2007-1

                  I, [identify the certifying individual], certify that:

                  1.       I have reviewed  this annual report on Form 10-K,  and all reports on Form 10-D required  to be filed in respect  of the period  covered  by this  report on Form 10-K  [identify  issuing entity]  (i.e.,  the name of the specific deal to which this  certification  relates  rather than just the name of the Depositor)] (the "Exchange Act periodic reports");

                  2.       Based on my  knowledge,  the Exchange Act periodic  reports,  taken as a whole, do not contain any untrue  statement  of a material  fact or omit to state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under which such  statements  were made,  not misleading with respect to the period covered by this report;

                  3.       Based  on  my  knowledge,   all  of  the  distribution,   servicing  and  other
information  required to be provided  under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

                  4.       I am  responsible  for reviewing the  activities  performed by the servicer and based on my knowledge and the compliance review conducted in preparing the servicer  compliance  statement required in this report  under Item 1123 of  Regulation  AB, and except as  disclosed  in the Exchange Act periodic  reports,  the  servicer has  fulfilled  its  obligations  under the  servicing  agreement in all material respects; and

                  5.       All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities and their related  attestation reports on assessment of compliance with servicing criteria for asset-backed  securities  required to be included in this report in accordance with Item 1122 of  Regulation  AB and  Exchange  Act Rules  13a-18 and 15d-18  have been  included  as an exhibit to this report,  except as otherwise  disclosed in this report. Any material instances of noncompliance  described in such reports have been disclosed in this report on Form 10-K.

                  In giving the  certifications  above, I have reasonably  relied on information  provided to me by the following unaffiliated party: Nationstar Mortgage, LLC.

                                                     WELLS FARGO BANK, N.A.

                                                     By:____________________________________
                                                     Name:
                                                     Title:
                                                     Date:

                                                EXHIBIT H
                                    SERVICING CRITERIA TO BE ADDRESSED
                                       IN ASSESSMENT OF COMPLIANCE

Definitions
Primary Servicer - transaction party having borrower contact
Master Servicer - aggregator of pool assets
Securities Administrator - waterfall calculator (may be the Master Servicer, or may be the Servicer)
Custodian - safe keeper of pool assets
Paying Agent - distributor of funds to ultimate investor
Indenture Trustee - fiduciary of the transaction

Note: The  definitions  above  describe the essential  function that the party  performs,  rather than the party's title.

Where there are  multiple  checks for  criteria  the  attesting  party will  identify in their  management assertion that they are attesting only to the portion of the  distribution  chain they are responsible for in the related transaction agreements.

Key:      X - obligation
         XX - only  needs to be  provided  if  transaction  documents  require  custodial  accounts  to be maintained at a federally insured depository institution
        XXX - will be provided by entity acting as custodian
        [X] - under consideration for obligation

_______________________________________________________________________________________________________________________
                                                                              Master
                                                                             Servicer/
                                                                Primary     Securities    Indenture
 Reg AB Reference              Servicing Criteria               Servicer   Administrator   Trustee         Custodian
_______________________________________________________________________________________________________________________
                    General Servicing Considerations
_______________________________________________________________________________________________________________________
1122(d)(1)(i)       Policies and  procedures  are instituted       X             X
                    to  monitor  any  performance  or  other
                    triggers   and   events  of  default  in
                    accordance    with    the    transaction
                    agreements.
_______________________________________________________________________________________________________________________
1122(d)(1)(ii)      If  any  material  servicing  activities       X             X
                    are   outsourced   to   third   parties,
                    policies and  procedures  are instituted
                    to    monitor    the    third    party's
                    performance  and  compliance  with  such
                    servicing activities.
_______________________________________________________________________________________________________________________
                    Any   requirements  in  the  transaction
                    agreements   to   maintain   a   back-up
                    servicer   for  the  Pool   Assets   are
1122(d)(1)(iii)     maintained.
_______________________________________________________________________________________________________________________
1122(d)(1)(iv)      A   fidelity   bond   and   errors   and       X             X
                    omissions  policy  is in  effect  on the
                    party  participating  in  the  servicing
                    function    throughout   the   reporting
                    period  in  the   amount   of   coverage
                    required by and  otherwise in accordance
                    with  the   terms  of  the   transaction
                    agreements.
_______________________________________________________________________________________________________________________
                    Cash Collection and Administration
_______________________________________________________________________________________________________________________
1122(d)(2)(i)       Payments  on pool  assets are  deposited       X             X
                    into  the  appropriate   custodial  bank
                    accounts  and  related   bank   clearing
                    accounts no more than two business  days
                    following receipt,  or such other number
                    of  days  specified  in the  transaction
                    agreements.
_______________________________________________________________________________________________________________________
                    Disbursements  made via wire transfer on       X             X
                    behalf of an obligor  or to an  investor
1122(d)(2)(ii)      are made only by authorized personnel.
_______________________________________________________________________________________________________________________
                    Advances   of   funds   or    guarantees       X             X
                    regarding  collections,  cash  flows  or
                    paymnets,  and  any  interest  or  other
                    fees  charged  for  such  advances,  are
                    made,    reviewed    and   approved   as
                    specified     in     the     transaction
1122(d)(2)(iii)     agreements.
_______________________________________________________________________________________________________________________
                    The    related    accounts    for    the       X             X
                    transaction,   such  as   cash   reserve
                    accounts  or accounts  established  as a
                    form  of  over  collateralization,   are
                    separately    maintained   (e.g.,   with
                    respect to  commingling  of cash) as set
1122(d)(2)(iv)      forth in the transaction agreements.
_______________________________________________________________________________________________________________________
                    Each custodial  account is maintained at       X             X
                    a    federally    insured     depository
                    institution   as   set   forth   in  the
                    transaction agreements.  For purposes of
                    this   criterion,   "federally   insured
                    depository  institution" with respect to
                    a foreign financial  institution means a
                    foreign   financial   institution   that
                    meets   the    requirements    of   Rule
                    13k-1(b)(1) of the  Securities  Exchange
1122(d)(2)(v)       Act.
_______________________________________________________________________________________________________________________
                    Unissued  checks are  safeguarded  so as       X
1122(d)(2)(vi)      to prevent unauthorized access.
_______________________________________________________________________________________________________________________
1122(d)(2)(vii)     Reconciliations   are   prepared   on  a       X             X
                    monthly   basis  for  all   asset-backed
                    securities    related   bank   accounts,
                    including    custodial    accounts   and
                    related bank  clearing  accounts.  These
                    reconciliations  are (A)  mathematically
                    accurate;   (B)   prepared   within   30
                    calendar  days after the bank  statement
                    cutoff  date,  or such  other  number of
                    days   specified   in  the   transaction
                    agreements;  (C)  reviewed  and approved
                    by  someone  other  than the  person who
                    prepared  the  reconciliation;  and  (D)
                    contain   explanations  for  reconciling
                    items.   These   reconciling  items  are
                    resolved  within  90  calendar  days  of
                    their original  identification,  or such
                    other  number of days  specified  in the
                    transaction agreements.
_______________________________________________________________________________________________________________________
                    Investor Remittances and Reporting
_______________________________________________________________________________________________________________________
1122(d)(3)(i)       Reports to  investors,  including  those       X             X
                    to be  filed  with the  Commission,  are
                    maintained   in   accordance   with  the
                    transaction  agreements  and  applicable
                    Commission  requirements.  Specifically,
                    such   reports   (A)  are   prepared  in
                    accordance  with  timeframes  and  other
                    terms  set  forth  in  the   transaction
                    agreements;   (B)  provide   information
                    calculated in accordance  with the terms
                    specified     in     the     transaction
                    agreements;   (C)  are  filed  with  the
                    Commission  as required by its rules and
                    regulations;    and   (D)   agree   with
                    investors'  or the  indenture  trustee's
                    records   as   to   the   total   unpaid
                    principal  balance  and  number  of Pool
                    Assets serviced by the Servicer.
_______________________________________________________________________________________________________________________
                    Amounts due to investors  are  allocated       X             X
                    and   remitted   in   accordance    with
                    timeframes,  distribution  priority  and
                    other    terms    set   forth   in   the
1122(d)(3)(ii)      transaction agreements.
_______________________________________________________________________________________________________________________
                    Disbursements  made to an  investor  are       X             X
                    posted  within two business  days to the
                    Servicer's  investor  records,  or  such
                    other  number of days  specified  in the
1122(d)(3)(iii)     transaction agreements.
_______________________________________________________________________________________________________________________
                    Amounts  remitted to  investors  per the       X             X
                    investor  reports  agree with  cancelled
                    checks,  or other  form of  payment,  or
1122(d)(3)(iv)      custodial bank statements.
_______________________________________________________________________________________________________________________
                    Pool Asset Administration
_______________________________________________________________________________________________________________________
1122(d)(4)(i)       Collateral  or  security  on pool assets       X                                          X
                    is   maintained   as   required  by  the
                    transaction  agreements  or related pool
                    asset documents.
_______________________________________________________________________________________________________________________
1122(d)(4)(ii)      Pool  assets and related  documents  are       X                                          X
                    safeguarded    as    required   by   the
                    transaction agreements
_______________________________________________________________________________________________________________________
1122(d)(4)(iii)     Any      additions,      removals     or       X
                    substitutions  to  the  asset  pool  are
                    made,    reviewed    and   approved   in
                    accordance   with  any   conditions   or
                    requirements    in    the    transaction
                    agreements.
_______________________________________________________________________________________________________________________
1122(d)(4)(iv)      Payments on pool assets,  including  any       X
                    payoffs,  made in  accordance  with  the
                    related pool asset  documents are posted
                    to  the   Servicer's   obligor   records
                    maintained  no more  than  two  business
                    days  after   receipt,   or  such  other
                    number   of   days   specified   in  the
                    transaction  agreements,  and  allocated
                    to  principal,  interest  or other items
                    (e.g.,  escrow) in  accordance  with the
                    related pool asset documents.
_______________________________________________________________________________________________________________________
                    The  Servicer's  records  regarding  the       X
                    pool  assets  agree with the  Servicer's
                    records  with  respect  to an  obligor's
1122(d)(4)(v)       unpaid principal balance.
_______________________________________________________________________________________________________________________
                    Changes  with  respect  to the  terms or       X
                    status  of  an  obligor's   pool  assets
                    (e.g., loan  modifications or re-agings)
                    are  made,   reviewed  and  approved  by
                    authorized  personnel in accordance with
                    the  transaction  agreements and related
1122(d)(4)(vi)      pool asset documents.
_______________________________________________________________________________________________________________________
                    Loss  mitigation  or  recovery   actions       X
                    (e.g., forbearance plans,  modifications
                    and   deeds  in  lieu  of   foreclosure,
                    foreclosures   and   repossessions,   as
                    applicable)  are  initiated,   conducted
                    and  concluded  in  accordance  with the
                    timeframes    or   other    requirements
                    established    by    the     transaction
1122(d)(4)(vii)     agreements.
_______________________________________________________________________________________________________________________
1122(d)(4)(viii)    Records  documenting  collection efforts       X
                    are maintained  during the period a pool
                    asset is delinquent  in accordance  with
                    the   transaction    agreements.    Such
                    records  are  maintained  on at  least a
                    monthly  basis,  or  such  other  period
                    specified     in     the     transaction
                    agreements,  and  describe  the entity's
                    activities  in   monitoring   delinquent
                    pool  assets  including,   for  example,
                    phone   calls,   letters   and   payment
                    rescheduling   plans  in   cases   where
                    delinquency is deemed  temporary  (e.g.,
                    illness or unemployment).
_______________________________________________________________________________________________________________________
1122(d)(4)(ix)      Adjustments  to interest  rates or rates       X
                    of return for pool assets with  variable
                    rates are computed  based on the related
                    pool asset documents.
_______________________________________________________________________________________________________________________
1122(d)(4)(x)       Regarding  any  funds  held in trust for       X
                    an  obligor  (such as escrow  accounts):
                    (A)  such   funds   are   analyzed,   in
                    accordance   with  the  obligor's   pool
                    asset  documents,  on at least an annual
                    basis,  or such other  period  specified
                    in  the  transaction   agreements;   (B)
                    interest  on  such  funds  is  paid,  or
                    credited,   to  obligors  in  accordance
                    with  applicable  pool  asset  documents
                    and state  laws;  and (C) such funds are
                    returned  to  the   obligor   within  30
                    calendar  days of full  repayment of the
                    related  pool  assets,   or  such  other
                    number   of   days   specified   in  the
                    transaction agreements.
_______________________________________________________________________________________________________________________
                    Payments  made on behalf  of an  obligor       X
                    (such as tax or insurance  payments) are
                    made on or before  the  related  penalty
                    or  expiration  dates,  as  indicated on
                    the  appropriate  bills or  notices  for
                    such   payments,   provided   that  such
                    support   has  been   received   by  the
                    servicer  at  least  30  calendar   days
                    prior  to  these  dates,  or such  other
                    number   of   days   specified   in  the
1122(d)(4)(xi)      transaction agreements.
_______________________________________________________________________________________________________________________
                    Any   late    payment    penalties    in       X
                    connection  with any  payment to be made
                    on  behalf of an  obligor  are paid from
                    the Servicer's  funds and not charged to
                    the  obligor,  unless  the late  payment
                    was  due  to  the  obligor's   error  or
1122(d)(4)(xii)     omission.
_______________________________________________________________________________________________________________________
                    Disbursements   made  on  behalf  of  an       X
                    obligor are posted  within two  business
                    days    to   the    obligor's    records
                    maintained  by  the  servicer,  or  such
                    other  number of days  specified  in the
1122(d)(4)(xiii)    transaction agreements.
_______________________________________________________________________________________________________________________
                    Delinquencies,      charge-offs      and       X             X
                    uncollectible  accounts  are  recognized
                    and  recorded  in  accordance  with  the
1122(d)(4)(xiv)     transaction agreements.
_______________________________________________________________________________________________________________________
                    Any   external   enhancement   or  other                     X
                    support,  identified in Item  1114(a)(1)
                    through  (3) or Item 1115 of  Regulation
                    AB,  is  maintained  as set forth in the
1122(d)(4)(xv)      transaction agreements.
_______________________________________________________________________________________________________________________

                                                EXHIBIT I

                                    FORM 10-D, FORM 8-K AND FORM 10-K
                                         REPORTING RESPONSIBILITY

As to each item  described  below,  the entity  indicated  as the  Responsible  Entity  shall be primarily responsible for reporting the  information to the Securities  Administrator  pursuant to Section  4.02(b).
If the Securities  Administrator  is indicated below as to any item, then the Securities  Administrator is primarily responsible for obtaining that information.

Under Item 1 of Form 10-D:  a) items  marked  "7.05  statement"  are  satisfied  by the  provision  of the periodic  Payment  Date  statement  under  Section  7.05  of the  Indenture,  provided  by the  Securities
Administrator  based on  information  received from the  Servicer;  and b) items marked "Form 10-D report"
are required to be in the Form 10-D report but not the 7.05  statement,  provided by the party  indicated.
Information under all other Items of Form 10-D is to be included in the Form 10-D report.

    Form           Item                         Description                              Responsible Entity
_______________________________________________________________________________________________________________________
10-D           Must be filed within 15 days of the Payment Date.
_______________________________________________________________________________________________________________________
               1             Distribution and Pool Performance Information
_______________________________________________________________________________________________________________________
                             Item 1121(a) - Distribution  and Pool  Performance
                             Information
_______________________________________________________________________________________________________________________
                             (1) Any  applicable  record dates,  accrual dates,  7.05 statement determination  dates for calculating  payments and
                             actual payment dates for the payment period.
_______________________________________________________________________________________________________________________
                             (2) Cash flows  received  and the sources  thereof  7.05 statement for payments, fees and expenses.
_______________________________________________________________________________________________________________________
                             (3)  Calculated  amounts and  distribution  of the  7.05 statement flow of funds for the period  itemized by type and
                             priority of payment, including:
_______________________________________________________________________________________________________________________
                                      (i) Fees or  expenses  accrued  and paid,  7.05 statement
                             with an  identification  of the general purpose of
                             such  fees and the  party  receiving  such fees or
                             expenses.
_______________________________________________________________________________________________________________________
                                      (ii)   Payments   accrued  or  paid  with  7.05 statement
                             respect   to    enhancement   or   other   support
                             identified  in Item 1114 of Regulation AB (such as
                             insurance    premiums    or   other    enhancement
                             maintenance  fees),  with an identification of the
                             general  purpose  of such  payments  and the party
                             receiving such payments.
_______________________________________________________________________________________________________________________
                                      (iii)   Principal,   interest  and  other  7.05 statement
                             distributions    accrued    and    paid   on   the
                             asset-backed  securities  by type  and by class or
                             series and any  principal  or interest  shortfalls
                             or carryovers.
_______________________________________________________________________________________________________________________
                                      (iv) The  amount of  excess  cash flow or  7.05 statement
                             excess spread and the  disposition  of excess cash
                             flow.
_______________________________________________________________________________________________________________________
                             (4)  Beginning  and ending  principal  balances of  7.05 statement the asset-backed securities.
_______________________________________________________________________________________________________________________
                             (5) Interest  rates  applicable to the pool assets  7.05 statement and the  asset-backed  securities,  as applicable.
                             Consider  providing  interest rate information for
                             pool assets in appropriate  distributional  groups
                             or incremental ranges.
_______________________________________________________________________________________________________________________
                             (6) Beginning and ending  balances of  transaction  7.05 statement accounts,  such as reserve accounts,  and material
                             account activity during the period.
_______________________________________________________________________________________________________________________
                             (7) Any  amounts  drawn on any credit  enhancement  7.05 statement or  other  support  identified  in  Item  1114  of
                             Regulation  AB, as  applicable,  and the amount of
                             coverage remaining under any such enhancement,  if
                             known and applicable.
_______________________________________________________________________________________________________________________
                             (8)  Number  and  amount  of  pool  assets  at the  7.05 statement beginning  and ending of each period,  and updated
                             pool  composition  information,  such as  weighted  Updated      pool       composition
                             average coupon,  weighted  average life,  weighted  information   fields   to   be   as
                             average   remaining   term,   pool   factors   and  specified by Servicer  from time to
                             prepayment amounts.                                 time
_______________________________________________________________________________________________________________________
                             (9)  Delinquency  and  loss  information  for  the  7.05 statement.
                             period.

                             In addition,  describe any material changes to the  Form 10-D report: Servicer
                             information   specified  in  Item   1100(b)(5)  of
                             Regulation AB regarding the pool assets.
_______________________________________________________________________________________________________________________
                             (10) Information on the amount,  terms and general  7.05 statement purpose of any advances made or reimbursed  during
                             the  period,  including  the  general use of funds
                             advanced  and the  general  source  of  funds  for
                             reimbursements.
_______________________________________________________________________________________________________________________
                             (11) Any  material  modifications,  extensions  or  Form 10-D report; Servicer waivers to pool asset  terms,  fees,  penalties or
                             payments  during the  distribution  period or that
                             have cumulatively become material over time.
_______________________________________________________________________________________________________________________
                             (12)    Material    breaches    of   pool    asset  Form 10-D report: Servicer,  Master
                             representations   or  warranties  or   transaction  Servicer
                             covenants.
_______________________________________________________________________________________________________________________
                             (13)  Information  on  ratio,  coverage  or  other  7.05 statement
                             tests    used   for    determining    any    early
                             amortization,  liquidation  or  other  performance
                             trigger and whether the trigger was met.
_______________________________________________________________________________________________________________________
                             (14)  Information  regarding  any new  issuance of  Form 10-D report: Sponsor asset-backed  securities  backed by the same asset
                             pool,                                               Form 10-D report: Seller
                             [information  regarding]  any pool  asset  changes
                             (other  than  in  connection  with  a  pool  asset
                             converting   into  cash  in  accordance  with  its
                             terms),   such  as   additions   or   removals  in
                             connection  with a prefunding or revolving  period
                             and pool asset  substitutions and repurchases (and
                             purchase  rates,  if  applicable),  and cash flows
                             available  for  future  purchases,   such  as  the
                             balances of any prefunding or revolving  accounts,
                             if applicable.                                      Form 10-D report: Seller
                             Disclose    any    material    changes    in   the
                             solicitation,    credit-granting,    underwriting,
                             origination,   acquisition   or   pool   selection
                             criteria or  procedures,  as  applicable,  used to
                             originate, acquire or select the new pool assets.
_______________________________________________________________________________________________________________________
                             Item 1121(b) -  Pre-Funding  or  Revolving  Period  N/A
                             Information
                             Updated pool  information  as required  under Item
                             1121(b).
_______________________________________________________________________________________________________________________
               2             Legal Proceedings
_______________________________________________________________________________________________________________________
                             Item 1117 - Legal proceedings  pending against the
                             following entities,  or their respective property,
                             that  is   material  to   Noteholders,   including
                             proceedings    known   to   be   contemplated   by
                             governmental authorities:
                             Seller
                             Depositor                                           Seller
                             Indenture Trustee                                   Depositor
                             Issuing entity                                      Indenture Trustee
                             Master Servicer                                     Sponsor
                             Securities Administrator                            Master Servicer
                             Servicer                                            Securities Administrator
                             Originator                                          Servicer
                             Custodian                                           Originator
                                                                                 Custodian
_______________________________________________________________________________________________________________________
               3             Sales of Securities and Use of Proceeds
_______________________________________________________________________________________________________________________
                             Information  from  Item  2(a)  of  Part II of Form
                             10-Q:

                             With  respect  to any  sale of  securities  by the  Depositor,     Sponsor,     Issuing
                             sponsor,  depositor  or issuing  entity,  that are  Entity, as applicable backed  by the same  asset  pool or are  otherwise
                             issued  by  the  issuing  entity,  whether  or not
                             registered,  provide the sales and use of proceeds
                             information   in  Item  701  of  Regulation   S-K.
                             Pricing  information  can be omitted if securities
                             were not registered.
_______________________________________________________________________________________________________________________
               4             Defaults Upon Senior Securities
_______________________________________________________________________________________________________________________
                             Information from Item 3 of Part II of Form 10-Q:

                             Report  the  occurrence  of any  Event of  Default
                             (after   expiration   of  any  grace   period  and  Securities Administrator
                             provision of any required notice)
_______________________________________________________________________________________________________________________
               5             Submission  of  Matters  to  a  Vote  of  Security
                             Holders
_______________________________________________________________________________________________________________________
                             Information from Item 4 of Part II of Form 10-Q     Securities Administrator
                                                                                 Indenture Trustee
_______________________________________________________________________________________________________________________
               6             Significant Obligors of Pool Assets
_______________________________________________________________________________________________________________________
                             Item  1112(b)  -  Significant   Obligor  Financial  N/A
                             Information*
_______________________________________________________________________________________________________________________
                             *This  information  need only be  reported  on the
                             Form  10-D for the  distribution  period  in which
                             updated  information  is required  pursuant to the
                             Item.
_______________________________________________________________________________________________________________________
               7             Significant Enhancement Provider Information
_______________________________________________________________________________________________________________________
                             Item  1114(b)(2)  -  Credit  Enhancement  Provider
                             Financial Information*
                             Determining applicable disclosure threshold         N/A
                             Obtaining   required   financial   information  or
                             effecting incorporation by reference                N/A
_______________________________________________________________________________________________________________________
                             Item 1115(b) - Derivative  Counterparty  Financial
                             Information*
                             Determining current maximum probable exposure       Depositor
                             Determining current significance percentage         Securities Administrator
                             Obtaining   required   financial   information  or
                             effecting incorporation by reference                Depositor                                                                                 Depositor

_______________________________________________________________________________________________________________________
                             *This  information  need only be  reported  on the
                             Form  10-D for the  distribution  period  in which
                             updated  information  is required  pursuant to the
                             Items.
_______________________________________________________________________________________________________________________
               8             Other Information
_______________________________________________________________________________________________________________________
                             Disclose any  information  required to be reported  The  Responsible   Entity  for  the
                             on Form 8-K during the period  covered by the Form  applicable   Form   8-K   item   as
                             10-D but not reported                               indicated below
_______________________________________________________________________________________________________________________
               9             Exhibits
_______________________________________________________________________________________________________________________
                             Distribution report                                 Securities Administrator
_______________________________________________________________________________________________________________________
                             Exhibits  required by Item 601 of Regulation  S-K,  All  parties  that  are a party  to
                             such as material agreements                         such exhibit and if none, Sponsor
_______________________________________________________________________________________________________________________
8-K            Must be filed within four business days of an event reportable on Form 8-K.
_______________________________________________________________________________________________________________________
               1.01          Entry into a Material Definitive Agreement
_______________________________________________________________________________________________________________________
                             Disclosure  is  required  regarding  entry into or  All parties amendment  of any  definitive  agreement  that  is
                             material to the securitization,  even if depositor
                             is not a party.
                             Examples: Sale and Servicing Agreement,  custodial
                             agreement.
                             Note:  disclosure  not  required as to  definitive
                             agreements   that  are  fully   disclosed  in  the
                             prospectus
_______________________________________________________________________________________________________________________
               1.02          Termination of a Material Definitive Agreement
_______________________________________________________________________________________________________________________
                             Disclosure is required  regarding  termination  of  All parties any  definitive  agreement that is material to the
                             securitization    (other   than    expiration   in
                             accordance  with its terms),  even if depositor is
                             not a party.
                             Examples: Sale and Servicing Agreement,  custodial
                             agreement.

_______________________________________________________________________________________________________________________
               1.03          Bankruptcy or Receivership
_______________________________________________________________________________________________________________________
                             Disclosure is required  regarding  the  bankruptcy  Sponsor (Seller), Depositor, or  receivership,  if  known to the  Depositor  or  Servicer, Master Servicer,
                             Servicer, with respect to any of the following:     Securities Administrator,
                             Sponsor  (Seller),  Depositor,   Servicer,  Master  Indenture Trustee,  Custodian
                             Servicer,   Securities  Administrator,   Indenture
                             Trustee, Swap Provider, Cap Provider, Custodian
_______________________________________________________________________________________________________________________
               2.04          Triggering  Events that  Accelerate  or Increase a
                             Direct  Financial   Obligation  or  an  Obligation
                             under an Off-Balance Sheet Arrangement
_______________________________________________________________________________________________________________________
                             Includes   an  early   amortization,   performance  Master Servicer
                             trigger  or  other  event,   including   event  of  Securities Administrator
                             default,  that would  materially alter the payment
                             priority/distribution  of cash  flows/amortization
                             schedule.
                             Disclosure  will  be  made of  events  other  than
                             waterfall  triggers  which  are  disclosed  in the
                             7.05 statement
_______________________________________________________________________________________________________________________
               3.03          Material   Modification   to  Rights  of  Security
                             Holders
_______________________________________________________________________________________________________________________
                             Disclosure    is   required   of   any    material  Party      requesting      material
                             modification  to documents  defining the rights of  modification
                             Noteholders,  including  the  Pooling and Sale and
                             Servicing Agreement
_______________________________________________________________________________________________________________________
               5.03          Amendments   to  Articles  of   Incorporation   or
                             Bylaws; Change in Fiscal Year
_______________________________________________________________________________________________________________________
                             Disclosure  is required of any  amendment  "to the  Sponsor governing documents of the issuing entity"
_______________________________________________________________________________________________________________________
               5.06          Change in Shell Company Status
_______________________________________________________________________________________________________________________
                             [Not applicable to ABS Issuing Entitys]             N/A
_______________________________________________________________________________________________________________________
               6.01          ABS Informational and Computational Material
_______________________________________________________________________________________________________________________
                             [Not   included  in  reports  to  be  filed  under  N/A
                             Section 4.07]
_______________________________________________________________________________________________________________________
               6.02          Change of Master  Servicer,  Servicer,  Securities
                             Administrator or Indenture Trustee
_______________________________________________________________________________________________________________________
                             Requires  disclosure of any removal,  replacement,  Indenture    Trustee,    Securities
                             substitution  or addition of any master  servicer,  Administrator,  Servicer  or Master affiliated servicer,  other servicer servicing 10%  Servicer or more of pool  assets at time of  report,  other
                             material  servicers or  indenture  trustee (in the
                             case of the Indenture  Trustee,  only with respect
                             to  itself).  Reg  AB  disclosure  about  any  new
                             servicer or indenture trustee is also required.
_______________________________________________________________________________________________________________________
               6.03          Change in  Credit  Enhancement  or Other  External
                             Support
_______________________________________________________________________________________________________________________
                             Covers  termination  of any  enhancement in manner  Depositor/Securities other  than  by  its  terms,  the  addition  of an  Administrator/Indenture Trustee
                             enhancement,   or  a   material   change   in  the
                             enhancement  provided.  Applies to external credit
                             enhancements  as  well  as  derivatives.   Reg  AB
                             disclosure  about any new enhancement  provider is
                             also required.
_______________________________________________________________________________________________________________________
               6.04          Failure to Make a Required Payment                  Securities Administrator
_______________________________________________________________________________________________________________________
               6.05          Securities Act Updating Disclosure
_______________________________________________________________________________________________________________________
                             If any material pool characteristic  differs by 5%  Sponsor or more at the time of issuance of the  securities
                             from  the  description  in the  final  prospectus,
                             provide  updated  Reg  AB  disclosure   about  the
                             actual asset pool.
_______________________________________________________________________________________________________________________
                             If  there  are any new  servicers  or  originators  Sponsor required to be disclosed under  Regulation AB as a
                             result of the foregoing,  provide the  information
                             called for in Items 1108 and 1110 respectively.
_______________________________________________________________________________________________________________________
               7.01          Regulation FD Disclosure                            All parties
_______________________________________________________________________________________________________________________
               8.01          Other Events
_______________________________________________________________________________________________________________________
                             Any event,  with respect to which  information  is  Depositor, Sponsor not  otherwise  called  for in Form 8-K,  that the
                             registrant   deems  of   importance   to  security
                             holders.
_______________________________________________________________________________________________________________________
               9.01          Financial Statements and Exhibits                   The Responsible  Entity  applicable
                                                                                 to reportable event
_______________________________________________________________________________________________________________________
10-K           Must be filed within 90 days of the fiscal year end for the registrant.
_______________________________________________________________________________________________________________________
               9B            Other Information
_______________________________________________________________________________________________________________________
                             Disclose any  information  required to be reported  The  Responsible   Entity  for  the
                             on Form 8-K during the fourth  quarter  covered by  applicable   Form   8-K   item   as
                             the Form 10-K but not reported                      indicated above
_______________________________________________________________________________________________________________________
               15            Exhibits and Financial Statement Schedules
_______________________________________________________________________________________________________________________
                             Item  1112(b)  -  Significant   Obligor  Financial  N/A
                             Information
_______________________________________________________________________________________________________________________
                             Item  1114(b)(2)  -  Credit  Enhancement  Provider
                             Financial Information
                             Determining applicable disclosure threshold         N/A
                             Obtaining   required   financial   information  or
                             effecting incorporation by reference                N/A
_______________________________________________________________________________________________________________________
                             Item 1115(b) - Derivative  Counterparty  Financial
                             Information
                             Determining current maximum probable exposure       Securities Administrator
                             Determining current significance percentage
                             Obtaining   required   financial   information  or  Securities Administrator
                             effecting incorporation by reference

                                                                                 Depositor

_______________________________________________________________________________________________________________________
                             Item 1117 - Legal proceedings  pending against the
                             following entities,  or their respective property,
                             that  is   material  to   Noteholders,   including
                             proceedings    known   to   be   contemplated   by
                             governmental authorities:
                             Seller
                             Depositor                                           Seller
                             Indenture Trustee                                   Depositor
                             Issuing entity                                      Indenture Trustee
                             Master Servicer                                     Sponsor
                             Securities Administrator                            Master Servicer
                             Servicer                                            Securities Administrator
                             Originator                                          Servicer
                             Custodian                                           Originator
                                                                                 Custodian
_______________________________________________________________________________________________________________________
                             Item  1119  -   Affiliations   and   relationships
                             between   the   following   entities,   or   their
                             respective   affiliates,   that  are  material  to
                             Noteholders:
                             Seller
                             Depositor                                           Seller
                             Indenture Trustee                                   Depositor
                             Issuing entity                                      Indenture Trustee
                             Master Servicer                                     Issuing entity
                             Securities Administrator                            Master Servicer
                             Servicer                                            Securities Administrator
                             Originator                                          Servicer
                             Custodian                                           Originator
                             Credit Enhancer/Support Provider, if any            Custodian
                             Significant Obligor, if any                         Depositor
                                                                                 Sponsor
_______________________________________________________________________________________________________________________
                             Item  1122  -  Assessment   of   Compliance   with  Each  Party  participating  in  the
                             Servicing Criteria                                  servicing function
_______________________________________________________________________________________________________________________
                             Item 1123 - Servicer Compliance Statement           Servicer, Master Servicer
_______________________________________________________________________________________________________________________

                                                EXHIBIT J

                                 STANDARD FILE LAYOUT—SCHEDULED/SCHEDULED

_____________________________________________________________________________________________________________________________
                                    Standard   Loan  Level  File   Layout  -  Master
                                    Servicing
_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
Exhibit 1:  Layout

_____________________________________________________________________________________________________________________________
Column Name                         Description                                       Decimal   Format Comment
                                                                                                                       Max
                                                                                                                       Size
_____________________________________________________________________________________________________________________________
Each file requires the following fields:

_____________________________________________________________________________________________________________________________
SER_INVESTOR_NBR                    A value  assigned  by the  Servicer  to define a            Text up to 20 digits
                                    group of loans.                                                                       20
_____________________________________________________________________________________________________________________________
LOAN_NBR                            A unique  identifier  assigned  to each  loan by            Text up to 10 digits
                                    the investor.                                                                         10
_____________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR                   A  unique  number  assigned  to a  loan  by  the            Text up to 10 digits
                                    Servicer.   This  may  be  different   than  the                                      10
                                    LOAN_NBR.
_____________________________________________________________________________________________________________________________
SCHED_PAY_AMT                       Scheduled   monthly   principal   and  scheduled         2  No    commas(,)    or
                                    interest  payment that a borrower is expected to            dollar signs ($)          11
                                    pay, P&I constant.
_____________________________________________________________________________________________________________________________
NOTE_INT_RATE                       The  loan  interest  rate  as  reported  by  the         4  Max length of 6
                                    Servicer.                                                                              6
_____________________________________________________________________________________________________________________________
NET_INT_RATE                        The loan gross  interest  rate less the  service         4  Max length of 6
                                    fee rate as reported by the Servicer.                                                  6
_____________________________________________________________________________________________________________________________
SERV_FEE_RATE                       The  servicer's  fee rate for a loan as reported         4  Max length of 6
                                    by the Servicer.                                                                       6
_____________________________________________________________________________________________________________________________
SERV_FEE_AMT                        The   servicer's   fee  amount  for  a  loan  as         2  No    commas(,)    or
                                    reported by the Servicer.                                   dollar signs ($)          11
_____________________________________________________________________________________________________________________________
NEW_PAY_AMT                         The new loan  payment  amount as reported by the         2  No    commas(,)    or
                                    Servicer.                                                   dollar signs ($)          11
_____________________________________________________________________________________________________________________________
NEW_LOAN_RATE                       The new loan rate as reported by the Servicer.           4  Max length of 6
                                                                                                                           6
_____________________________________________________________________________________________________________________________
ARM_INDEX_RATE                      The index the  Servicer is using to  calculate a         4  Max length of 6
                                    forecasted rate.                                                                       6
_____________________________________________________________________________________________________________________________
ACTL_BEG_PRIN_BAL                   The borrower's  actual principal  balance at the         2  No    commas(,)    or
                                    beginning of the processing cycle.                          dollar signs ($)          11
_____________________________________________________________________________________________________________________________
ACTL_END_PRIN_BAL                   The borrower's  actual principal  balance at the         2  No    commas(,)    or
                                    end of the processing cycle.                                dollar signs ($)          11
_____________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE              The  date at the end of  processing  cycle  that            MM/DD/YYYY
                                    the  borrower's  next  payment  is  due  to  the                                      10
                                    Servicer, as reported by Servicer.
_____________________________________________________________________________________________________________________________
SERV_CURT_AMT_1                     The first curtailment amount to be applied.              2  No    commas(,)    or
                                                                                                dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SERV_CURT_DATE_1                    The  curtailment  date associated with the first            MM/DD/YYYY
                                    curtailment amount.                                                                   10
_____________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_1                     The   curtailment    interest   on   the   first         2  No    commas(,)    or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SERV_CURT_AMT_2                     The second curtailment amount to be applied.             2  No    commas(,)    or
                                                                                                dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SERV_CURT_DATE_2                    The curtailment  date associated with the second            MM/DD/YYYY
                                    curtailment amount.                                                                   10
_____________________________________________________________________________________________________________________________
CURT_ADJ_ AMT_2                     The   curtailment   interest   on   the   second         2  No    commas(,)    or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
Exhibit 1: Continued                Standard Loan Level File Layout

_____________________________________________________________________________________________________________________________
Column Name                         Description                                       Decimal   Format Comment
                                                                                                                        Max
                                                                                                                       Size
_____________________________________________________________________________________________________________________________
SERV_CURT_AMT_3                     The third curtailment amount to be applied.              2  No    commas(,)    or
                                                                                                dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SERV_CURT_DATE_3                    The  curtailment  date associated with the third            MM/DD/YYYY
                                    curtailment amount.                                                                   10
_____________________________________________________________________________________________________________________________
CURT_ADJ_AMT_3                      The   curtailment    interest   on   the   third         2  No    commas(,)    or
                                    curtailment amount, if applicable.                          dollar signs ($)          11
_____________________________________________________________________________________________________________________________
PIF_AMT                             The loan "paid in full"  amount as  reported  by         2  No    commas(,)    or
                                    the Servicer.                                               dollar signs ($)          11
_____________________________________________________________________________________________________________________________
PIF_DATE                            The  paid  in  full  date  as  reported  by  the            MM/DD/YYYY
                                    Servicer.                                                                             10
_____________________________________________________________________________________________________________________________
                                                                                                Action    Code   Key:
ACTION_CODE                         The standard  FNMA numeric code used to indicate            15=Bankruptcy,             2
                                    the  default/delinquent  status of a  particular            30=Foreclosure,     ,
                                    loan.                                                       60=PIF,
                                                                                                63=Substitution,
                                                                                                65=Repurchase,70=REO
_____________________________________________________________________________________________________________________________
INT_ADJ_AMT                         The  amount  of  the  interest   adjustment   as         2  No    commas(,)    or
                                    reported by the Servicer.                                   dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SOLDIER_SAILOR_ADJ_AMT              The Soldier  and Sailor  Adjustment  amount,  if         2  No    commas(,)    or
                                    applicable.                                                 dollar signs ($)          11
_____________________________________________________________________________________________________________________________
NON_ADV_LOAN_AMT                    The Non Recoverable Loan Amount, if applicable.          2  No    commas(,)    or
                                                                                                dollar signs ($)          11
_____________________________________________________________________________________________________________________________
LOAN_LOSS_AMT                       The  amount the  Servicer  is passing as a loss,         2  No    commas(,)    or
                                    if applicable.                                              dollar signs ($)          11
_____________________________________________________________________________________________________________________________
Plus the following applicable fields:

_____________________________________________________________________________________________________________________________
SCHED_BEG_PRIN_BAL                  The scheduled  outstanding  principal amount due         2  No    commas(,)    or
                                    at the  beginning of the cycle date to be passed            dollar signs ($)          11
                                    through to investors.
_____________________________________________________________________________________________________________________________
SCHED_END_PRIN_BAL                  The   scheduled   principal   balance   due   to         2  No    commas(,)    or
                                    investors at the end of a processing cycle.                 dollar signs ($)          11
_____________________________________________________________________________________________________________________________
SCHED_PRIN_AMT                      The  scheduled  principal  amount as reported by         2  No    commas(,)    or
                                    the  Servicer  for  the  current  cycle  -- only            dollar signs ($)          11
                                    applicable for Scheduled/Scheduled Loans.
_____________________________________________________________________________________________________________________________
SCHED_NET_INT                       The  scheduled  gross  interest  amount less the         2  No    commas(,)    or
                                    service  fee  amount  for the  current  cycle as            dollar signs ($)          11
                                    reported by the Servicer -- only  applicable for
                                    Scheduled/Scheduled Loans.
_____________________________________________________________________________________________________________________________
ACTL_PRIN_AMT                       The actual  principal  amount  collected  by the         2  No    commas(,)    or
                                    Servicer  for the  current  reporting  cycle  --            dollar signs ($)          11
                                    only applicable for Actual/Actual Loans.
_____________________________________________________________________________________________________________________________
ACTL_NET_INT                        The  actual  gross  interest   amount  less  the         2  No    commas(,)    or
                                    service  fee  amount for the  current  reporting            dollar signs ($)          11
                                    cycle  as  reported  by  the  Servicer  --  only
                                    applicable for Actual/Actual Loans.
_____________________________________________________________________________________________________________________________
PREPAY_PENALTY_ AMT                 The  penalty  amount  received  when a  borrower         2  No    commas(,)    or
                                    prepays   on  his  loan  as   reported   by  the            dollar signs ($)          11
                                    Servicer.
_____________________________________________________________________________________________________________________________
PREPAY_PENALTY_ WAIVED              The  prepayment  penalty  amount  for  the  loan         2  No    commas(,)    or
                                    waived by the servicer.                                     dollar signs ($)          11
_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________
Exhibit 1: Continued                Standard Loan Level File Layout

_____________________________________________________________________________________________________________________________
Column Name                         Description                                        Decimal  Format Comment
                                                                                                                       Max
                                                                                                                       Size
_____________________________________________________________________________________________________________________________
MOD_DATE                            The Effective  Payment Date of the  Modification            MM/DD/YYYY
                                    for the loan.                                                                         10
_____________________________________________________________________________________________________________________________
MOD_TYPE                            The Modification Type.                                      Varchar  - value  can
                                                                                                be alpha or numeric       30
_____________________________________________________________________________________________________________________________
DELINQ_P&I_ADVANCE_AMT              The current  outstanding  principal and interest         2  No    commas(,)    or
                                    advances made by Servicer.                                  dollar signs ($)          11
_____________________________________________________________________________________________________________________________
                                    Flag to indicate if the  repurchase of a loan is            Y=Breach
BREACH_FLAG                         due  to  a   breach   of   Representations   and            N=NO Breach                1
                                    Warranties                                                  Let blank if N/A
_____________________________________________________________________________________________________________________________

                                                EXHIBIT K

                                STANDARD FILE LAYOUT—DELINQUENCY REPORTING

_________________________________________________________________________________________________________________________________________
Column/Header Name                                                     Description                            Decimal    Format Comment
_________________________________________________________________________________________________________________________________________
SERVICER_LOAN_NBR                             A unique  number  assigned  to a loan by the  Servicer.  This may be different than the LOAN_NBR
_________________________________________________________________________________________________________________________________________
LOAN_NBR                                      A unique identifier assigned to each loan by the originator.
_________________________________________________________________________________________________________________________________________
CLIENT_NBR                                    Servicer Client Number
_________________________________________________________________________________________________________________________________________
SERV_INVESTOR_NBR                             Contains a unique number as assigned by an external  servicer to identify a group of loans in their system.
_________________________________________________________________________________________________________________________________________
BORROWER_FIRST_NAME                           First Name of the Borrower.
_________________________________________________________________________________________________________________________________________
BORROWER_LAST_NAME                            Last name of the borrower.
_________________________________________________________________________________________________________________________________________
PROP_ADDRESS                                  Street Name and Number of Property
_________________________________________________________________________________________________________________________________________
PROP_STATE                                    The state where the property located.
_________________________________________________________________________________________________________________________________________
PROP_ZIP                                      Zip code where the property is located.
_________________________________________________________________________________________________________________________________________
BORR_NEXT_PAY_DUE_DATE                        The  date  that the  borrower's  next  payment  is due to the              MM/DD/YYYY
                                              servicer  at the end of  processing  cycle,  as  reported  by
                                              Servicer.
_________________________________________________________________________________________________________________________________________
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
_________________________________________________________________________________________________________________________________________
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
_________________________________________________________________________________________________________________________________________
BANKRUPTCY_CASE_NBR                           The case  number  assigned  by the  court  to the  bankruptcy filing.
_________________________________________________________________________________________________________________________________________
POST_PETITION_DUE_DATE                        The payment due date once the  bankruptcy  has been  approved              MM/DD/YYYY
                                              by the courts
_________________________________________________________________________________________________________________________________________
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The  Loan Is  Removed  From  Bankruptcy.  Either  by              MM/DD/YYYY
                                              Dismissal,   Discharged   and/or  a  Motion  For  Relief  Was
                                              Granted.
_________________________________________________________________________________________________________________________________________
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
_________________________________________________________________________________________________________________________________________
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FRCLSR_APPROVED_DATE                          The  date  DA  Admin  sends a  letter  to the  servicer  with              MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
_________________________________________________________________________________________________________________________________________
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FIRST_LEGAL_DATE                              Notice of 1st legal  filed by an  Attorney  in a  Foreclosure              MM/DD/YYYY
                                              Action
_________________________________________________________________________________________________________________________________________
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                   MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
EVICTION_COMPLETED_DATE                       The date the court revokes  legal  possession of the property              MM/DD/YYYY
                                              from the borrower.
_________________________________________________________________________________________________________________________________________
LIST_PRICE                                    The price at which an REO property is marketed.                    2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
LIST_DATE                                     The date an REO property is listed at a particular price.                  MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
OFFER_AMT                                     The dollar value of an offer for an REO property.                  2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                    MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
OCCUPANT_CODE                                 Classification of how the property is occupied.
_________________________________________________________________________________________________________________________________________
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
_________________________________________________________________________________________________________________________________________
PROP_INSPECTION_DATE                          The date a property inspection is performed.                               MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
APPRAISAL_DATE                                The date the appraisal was done.                                           MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
CURR_PROP_VAL                                  The current "as is" value of the  property  based on brokers      2
                                              price opinion or appraisal.
_________________________________________________________________________________________________________________________________________
REPAIRED_PROP_VAL                             The  amount  the  property  would  be worth  if  repairs  are      2
                                              completed pursuant to a broker's price opinion or appraisal.
_________________________________________________________________________________________________________________________________________
If applicable:
_________________________________________________________________________________________________________________________________________
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
_________________________________________________________________________________________________________________________________________
DELINQ_REASON_CODE                            The  circumstances  which caused a borrower to stop paying on a  loan.  Code  indicates  the  reason  why  the  loan  is in default for this cycle.
_________________________________________________________________________________________________________________________________________
MI_CLAIM_FILED_DATE                           Date  Mortgage   Insurance  Claim  Was  Filed  With  Mortgage              MM/DD/YYYY
                                              Insurance Company.
_________________________________________________________________________________________________________________________________________
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                   No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
POOL_CLAIM_PAID_DATE                          Date Claim Was  Settled  and The Check Was Issued By The Pool              MM/DD/YYYY
                                              Insurer
_________________________________________________________________________________________________________________________________________
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                     2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                                 2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
_________________________________________________________________________________________________________________________________________
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2       No    commas(,)
                                                                                                                         or       dollar
                                                                                                                         signs ($)
_________________________________________________________________________________________________________________________________________

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
         o    ASUM-  Approved Assumption
         o    BAP-   Borrower Assistance Program
         o    CO-    Charge Off
         o    DIL-   Deed-in-Lieu
         o    FFA-   Formal Forbearance Agreement
         o    MOD-   Loan Modification
         o    PRE-   Pre-Sale
         o    SS-    Short Sale
         o    MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept  alternative  Loss Mitigation Types to those above,  provided that they are consistent  with industry  standards.  If Loss  Mitigation  Types other than those above are used, the
Servicer must supply Wells Fargo Bank with a  description  of each of the Loss  Mitigation  Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
         o    Mortgagor
         o    Tenant
         o    Unknown
         o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
         o    Damaged
         o    Excellent
         o    Fair
         o    Gone
         o    Good
         o    Poor
         o    Special Hazard
         o    Unknown

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

                      __________________________________________________________________________________
                      Delinquency Code         Delinquency Description
                      __________________________________________________________________________________
                      001                      FNMA-Death of principal mortgagor
                      __________________________________________________________________________________
                      002                      FNMA-Illness of principal mortgagor
                      __________________________________________________________________________________
                      003                      FNMA-Illness of mortgagor's family member
                      __________________________________________________________________________________
                      004                      FNMA-Death of mortgagor's family member
                      __________________________________________________________________________________
                      005                      FNMA-Marital difficulties
                      __________________________________________________________________________________
                      006                      FNMA-Curtailment of income
                      __________________________________________________________________________________
                      007                      FNMA-Excessive Obligation
                      __________________________________________________________________________________
                      008                      FNMA-Abandonment of property
                      __________________________________________________________________________________
                      009                      FNMA-Distant employee transfer
                      __________________________________________________________________________________
                      011                      FNMA-Property problem
                      __________________________________________________________________________________
                      012                      FNMA-Inability to sell property
                      __________________________________________________________________________________
                      013                      FNMA-Inability to rent property
                      __________________________________________________________________________________
                      014                      FNMA-Military Service
                      __________________________________________________________________________________
                      015                      FNMA-Other
                      __________________________________________________________________________________
                      016                      FNMA-Unemployment
                      __________________________________________________________________________________
                      017                      FNMA-Business failure
                      __________________________________________________________________________________
                      019                      FNMA-Casualty loss
                      __________________________________________________________________________________
                      022                      FNMA-Energy environment costs
                      __________________________________________________________________________________
                      023                      FNMA-Servicing problems
                      __________________________________________________________________________________
                      026                      FNMA-Payment adjustment
                      __________________________________________________________________________________
                      027                      FNMA-Payment dispute
                      __________________________________________________________________________________
                      029                      FNMA-Transfer of ownership pending
                      __________________________________________________________________________________
                      030                      FNMA-Fraud
                      __________________________________________________________________________________
                      031                      FNMA-Unable to contact borrower
                      __________________________________________________________________________________
                      INC                      FNMA-Incarceration
                      __________________________________________________________________________________

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

                      __________________________________________________________________________________
                            Status Code        Status Description
                      __________________________________________________________________________________
                                09             Forbearance
                      __________________________________________________________________________________
                                17             Pre-foreclosure Sale Closing Plan Accepted
                      __________________________________________________________________________________
                                24             Government Seizure
                      __________________________________________________________________________________
                                26             Refinance
                      __________________________________________________________________________________
                                27             Assumption
                      __________________________________________________________________________________
                                28             Modification
                      __________________________________________________________________________________
                                29             Charge-Off
                      __________________________________________________________________________________
                                30             Third Party Sale
                      __________________________________________________________________________________
                                31             Probate
                      __________________________________________________________________________________
                                32             Military Indulgence
                      __________________________________________________________________________________
                                43             Foreclosure Started
                      __________________________________________________________________________________
                                44             Deed-in-Lieu Started
                      __________________________________________________________________________________
                                49             Assignment Completed
                      __________________________________________________________________________________
                                61             Second Lien Considerations
                      __________________________________________________________________________________
                                62             Veteran's Affairs-No Bid
                      __________________________________________________________________________________
                                63             Veteran's Affairs-Refund
                      __________________________________________________________________________________
                                64             Veteran's Affairs-Buydown
                      __________________________________________________________________________________
                                65             Chapter 7 Bankruptcy
                      __________________________________________________________________________________
                                66             Chapter 11 Bankruptcy
                      __________________________________________________________________________________
                                67             Chapter 13 Bankruptcy
                      __________________________________________________________________________________

                                                EXHIBIT L

                                CALCULATION OF REALIZED LOSS/GAIN FORM 332

                   WELLS FARGO BANK, N.A. - Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________                     Date:  _______________
         Phone:  ______________________   Email Address:_____________________

__________________________________  _________________________________________   ____________________________________________
Servicer Loan No.                     Servicer Name                             Servicer Address

__________________________________  _________________________________________   ____________________________________________

         WELLS FARGO BANK, N.A. Loan No._____________________________

         Borrower's Name: _________________________________________________________
         Property Address: _________________________________________________________

         Liquidation Type:  REO Sale      3rd Party Sale            Short Sale       Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown              Yes         No
         If "Yes", provide deficiency or cramdown amount _______________________________

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan                 $ ________________(1)
         (2)  Interest accrued at Net Rate                                       ________________(2)
         (3)  Accrued Servicing Fees                                             ________________(3)
         (4)  Attorney's Fees                                                    ________________(4)
         (5)  Taxes (see page 2)                                                 ________________(5)
         (6)  Property Maintenance                                               ________________(6)
         (7)  MI/Hazard Insurance Premiums (see page 2)                          ________________(7)
         (8)  Utility Expenses                                                   ________________(8)
         (9)  Appraisal/BPO                                                      ________________(9)
         (10) Property Inspections                                               _______________(10)
         (11) FC Costs/Other Legal Expenses                                      _______________(11)
         (12) Other (itemize)                                                    _______________(12)
                  Cash for Keys__________________________                        _______________(12)
                  HOA/Condo Fees_______________________                          _______________(12)
                  ______________________________________                         _______________(12)

                  Total Expenses                                                $ ______________(13)

         Credits:
         (14) Escrow Balance                                                    $ ______________(14)
         (15) HIP Refund                                                        ________________(15)
         (16) Rental Receipts                                                   ________________(16)
         (17) Hazard Loss Proceeds                                              ________________(17)
         (18) Primary Mortgage Insurance / Gov't Insurance                      ________________(18a)
         HUD Part A
                                                                                ________________(18b)
         HUD Part B
         (19) Pool Insurance Proceeds                                           ________________(19)
         (20) Proceeds from Sale of Acquired Property                           ________________(20)
         (21) Other (itemize)                                                   ________________(21)
              _________________________________________                         ________________(21)

              Total Credits                                                     $_______________(22)

         Total Realized Loss (or Amount of Gain)                                $_______________(23)

Escrow Disbursement Detail

______________________________________________________________________________________________________________________
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________

                                          WELLS FARGO BANK, N.A.
                           Calculation of Realized Loss/Gain Form 332- Instruction Sheet

         NOTE: Do not net or combine  items.  Show all expenses  individually  and all credits as separate line items.  Claim packages are due on the remittance  report date.  Late  submissions may result in claims not being passed until the following month.

                           (b)      The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1.       The Actual  Unpaid  Principal  Balance  of the  Mortgage  Loan.  For  documentation,  an
                  Amortization  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.

         2.       The Total  Interest Due less the aggregate  amount of servicing fee that would have been earned  if all  delinquent  payments  had been made as  agreed.  For  documentation,  an
                  Amortization  Schedule  from date of default  through  liquidation  breaking out the net interest and servicing fees advanced is required.

         3.       Accrued  Servicing Fees based upon the Scheduled  Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation,  an Amortization Schedule from date of  default  through  liquidation  breaking  out the net  interest  and  servicing  fees advanced is required.

         4-12.    Complete as applicable.  Required documentation:

                  *  For  interest  advances  -  an  amortization  schedule  (evidencing   calculation  of
                  interest advances)

                  * For  taxes  and  insurance  advances  - see  page 2 of 332 form -  breakdown  required showing period

                     of  coverage,  base  tax,  interest,  penalty.  Advances  prior  to  default  require evidence of servicer efforts to recover advances.

                  *  For escrow advances - complete payment history

                      (to calculate advances from last positive escrow balance forward)

                  *  Other expenses -  copies of corporate advance history showing all payments

                  *  REO repairs &gt; $1500 require explanation

                  *  REO repairs &gt;$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off  require  P&L  supporting  the  decision  and WFB's  approved officer cert

                  *  Unusual or extraordinary items may require further documentation.

         13.      The total of lines 1 through 12.

         (c)      Credits:

         14-21.   Complete as applicable.  Required documentation:

                  * Copy of the HUD 1 from the REO sale.  If a 3rd Party  Sale bid  instructions,  copy of attorney letter of Foreclosure proceeds.

                  *  Copy of EOB for any MI or gov't guarantee

                  *  All other credits need to be clearly defined on the 332 form

         22.      The total of lines 14 through 21.

         Please Note:      For HUD/VA  loans,  use line (18a) for Part  A/Initial  proceeds and line (18b)
                           for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
    23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                                EXHIBIT M

                                    ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A. as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services - Newcastle 2007-1-SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 4.02 of the Sale and Servicing  Agreement,  dated as of July 12, 2007, among Bear Stearns Asset Backed Securities I LLC, Newcastle Mortgage  Securities Trust 2007-1,  Nationstar
Mortgage LLC,  Wells Fargo Bank, N.A and The Bank of New York, the  undersigned  hereby  notifies you that
certain events have come to our attention that [shall][may] need to be disclosed on Form [   ].

Description of Additional Form [   ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [  ] Disclosure:

         Any inquiries related to this notification should be directed to [   ], phone number:  [   ];
email address:  [   ].

                                                              [NAME OF PARTY]
                                                              as [role]

                                                              By: ________________________________
                                                                  Name:
                                                                  Title: